SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)


Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)
     [X] Preliminary proxy statement
     [ ] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FORSYTH BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [ ]     No fee required
     [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total fee paid:
--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                     $370.19
--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:
                                 SCHEDULE 13E-3
--------------------------------------------------------------------------------
     (3)  Filing Party:
                            FORSYTH BANCSHARES, INC.
--------------------------------------------------------------------------------
     (4)  Date Filed:
                                 AUGUST 30, 2005
--------------------------------------------------------------------------------

                            FORSYTH BANCSHARES, INC.
                         651 Veterans Memorial Boulevard
                             Cumming, Georgia 30040
                                 (770) 886-9500

                               [__________], 2005

Dear  Shareholder:

     You are cordially invited to attend a special meeting of shareholders of Forsyth Bancshares, Inc. ("Forsyth Bancshares" or the "Company"), which will be held at [time] on [meeting date], 2005, at our main office located at 651 Veterans Memorial Boulevard in Cumming, Georgia. I hope that you will be able to attend the meeting, and I look forward to seeing you.

     At the meeting, shareholders will vote on a proposed amendment to our articles of incorporation (the "Articles of Amendment"). The Articles of Amendment provide for the reclassification of shares (the "Reclassification") of our common stock held by shareholders who are the record holders of 1,000 or fewer shares of common stock into shares of preferred stock, on the basis of one share of preferred stock for each share of common stock held by such shareholders. Shareholders receiving preferred stock in the Reclassification will receive no additional consideration for their common shares. All other shares of common stock will remain outstanding and will be unaffected by the Reclassification.

     Generally, the preferred stock has a dividend and liquidation preference compared to our common stock and participates equally and votes with the common stock in a sale or change in control of the Company; however, the preferred stock will not have voting rights with respect to any other matter subject to a vote of shareholders.

     The primary effect of the Reclassification will be to reduce our total number of record holders of common stock to below 300. As a result, we will terminate the registration of our common stock under federal securities laws. This transaction is known as a Rule 13e-3 going private transaction under the Securities Exchange Act of 1934 (the "Securities Exchange Act"). This Rule 13e-3 transaction will allow us to realize significant cost savings because we will no longer have reporting obligations under the Securities Exchange Act. As a result, public information concerning the Company will be reduced which could adversely affect the already limited market liquidity of our common stock and result in limited liquidity for the preferred stock.

     Our principal reasons for effecting the Reclassification are the estimated direct and indirect cost savings of approximately $235,000 per year that we expect to experience as a result of the deregistration of our common stock under the Securities Exchange Act. We also believe that our shareholders have not benefited proportionately from the costs relating to the registration of our common stock, principally as a result of the thin trading market for our stock.

     We plan to effect the Reclassification by filing the Articles of Amendment as soon as possible after we obtain shareholder approval to do so. This date will also serve as the record date for determining the ownership of shares for purposes of the Reclassification.

     The board of directors has established [record date], 2005 as the record date for determining shareholders who are entitled to notice of the special meeting and to vote on the matters presented at the meeting. Whether or not you plan to attend the special meeting, please complete, sign and date the proxy card and return it in the envelope provided in time for it to be received by [__________], 2005. If you attend the meeting, you may vote in person, even if you have previously returned your proxy card.

     Our shareholders are entitled to statutory dissenters' rights with respect to the Reclassification. If our shareholders approve the proposed Articles of Amendment, shareholders who elect to dissent from approval of the Articles of Amendment are entitled to receive the "fair value" of their shares of common stock if they comply with the provisions of Article 13 of the Georgia Business Corporations Code regarding the rights of dissenting shareholders. To initiate the exercise of dissenters' rights, a shareholder must deliver written notice of intent to demand payment for his or her shares prior to the shareholder vote on the Reclassification and not vote in favor of the Reclassification. While we do not currently have an estimate of the fair value of our common stock, in the event that shareholders exercise dissenters' rights, we may determine the fair value by reference to the price paid in recent trades of our common stock. Alternatively, we may hire an expert to render an appraisal of the value of our common stock as of the effective date of the Reclassification.

     The board of directors has determined that the Reclassification is fair to our unaffiliated shareholders and has voted in favor of the approval of the Articles of Amendment. On behalf of the board of directors, I urge you to vote FOR approval of the Articles of Amendment.

                              Sincerely,

          /s/  James  J.  Myers        /s/  Timothy  M.  Perry
          Chairman  of  the  Board     President  and  Chief  Executive  Officer

                            FORSYTH BANCSHARES, INC.
                         651 Veterans Memorial Boulevard
                             Cumming, Georgia  30040
                                 (770) 886-9500

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON [MEETING DATE], 2005


     A special meeting of shareholders of Forsyth Bancshares, Inc. will be held at [time] on [meeting date], 2005, at our main office located at 651 Veterans Memorial Boulevard in Cumming, Georgia, for the following purposes:

     (1) To vote on a proposed amendment to the articles of incorporation (the "Articles of Amendment") of Forsyth Bancshares, Inc., which provides for the reclassification of shares (the "Reclassification") of Forsyth Bancshares common stock held by shareholders who are the record holders of 1,000 or fewer shares of common stock into shares of Forsyth Bancshares Series A Preferred Stock on the basis of one share of Series A Preferred Stock for each share of common stock held by such shareholders. The text of the Articles of Amendment is set forth in Appendix A to the enclosed proxy statement; and
              -----------

     (2) To transact any other business as may properly come before the meeting or any adjournment of the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ABOVE PROPOSAL.

     Our shareholders are entitled to statutory dissenters' rights with respect to the Reclassification. If our shareholders approve the proposed Articles of Amendment, shareholders who elect to dissent from approval of the Articles of Amendment are entitled to receive the "fair value" of their shares of common stock if they comply with the provisions of Article 13 of the Georgia Business Corporation Code (the "Georgia Code") regarding the rights of dissenting shareholders. We have attached a copy of Article 13 of the Georgia Code as Appendix B to the enclosed proxy statement.
----------

     The board of directors has set the close of business on [record date], 2005 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                      By Order of the Board of Directors,


            /s/ James J. Myers             /s/ Timothy M. Perry
            Chairman of the Board          President and Chief Executive Officer

[__________],  2005

                            FORSYTH BANCSHARES, INC.
                         651 Veterans Memorial Boulevard
                             Cumming, Georgia 30040
                                 (770) 886-9500

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON [MEETING DATE], 2005

--------------------------------------------------------------------------------

     The board of directors of Forsyth Bancshares, Inc. ("Forsyth Bancshares" or the "Company") is furnishing this proxy statement in connection with its solicitation of proxies for use at a special meeting of shareholders (the "Special Meeting"). At the meeting, shareholders will be asked to vote on a proposed amendment to our articles of incorporation (the "Articles of Amendment") providing for the reclassification of certain shares (the "Reclassification") of the Company's common stock into preferred stock.

     The Reclassification is designed to reduce the number of Forsyth Bancshares common shareholders of record to below 300, which will allow us to terminate the registration of our common stock under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). This transaction is known as a Rule 13e-3 going private transaction (the "Rule 13e-3 Transaction") under the Securities Exchange Act. The board has determined that it is in the best interests of Forsyth Bancshares and our shareholders to effect the Rule 13e-3 Transaction because the Company will realize significant cost savings as a result of ending our reporting obligations under the Securities Exchange Act.

     In the Reclassification, shareholders who are the record holders of 1,000 or fewer shares of Forsyth Bancshares common stock, no par value, will receive one share of Forsyth Bancshares Series A Preferred Stock (the "Series A Preferred Stock"), no par value, for each share of common stock they own on the effective date of the Reclassification. All other shares of Forsyth Bancshares common stock will remain outstanding and will be unaffected by the Reclassification.

     Generally, the preferred stock has limited voting rights, a dividend and liquidation preference to our common stock, and participates equally with the common stock in a sale or change in control of the Company.

     This proxy statement provides you with detailed information about the proposed Reclassification. We encourage you to read this entire document carefully.

     The board of directors has determined that the Rule 13e-3 Transaction is fair to our unaffiliated shareholders and has approved the Articles of Amendment. The Rule 13e-3 Transaction cannot be completed, however, unless the Articles of Amendment are approved by the holders of a majority of the votes entitled to be cast on the proposal to approve the Articles of Amendment. The current directors and executive officers of Forsyth Bancshares beneficially own approximately 34.5% of the outstanding shares and have indicated that they intend to vote their shares in favor of the Articles of Amendment.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE RECLASSIFICATION OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HAS DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. THE SEC HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE RECLASSIFICATION OR THE TRANSACTIONS CONTEMPLATED THEREBY, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE DATE OF THIS PROXY STATEMENT IS [__________], 2005. WE FIRST MAILED THIS PROXY STATEMENT TO THE SHAREHOLDERS OF FORSYTH BANCSHARES ON OR ABOUT THAT DATE.

                                IMPORTANT NOTICES

     Neither our common stock nor our preferred stock is a deposit or bank account and is not insured by the Federal Deposit Insurance Corporation (the
"FDIC")  or  any  other  governmental  agency.

     We have not authorized any person to give any information or to make any representations other than the information and statements included in this proxy statement. You should not rely on any other information. The information contained in this proxy statement is correct only as of the date of this proxy statement, regardless of the date it is delivered or when the Reclassification is effected. By accepting receipt of this proxy statement, you agree not to permit any reproduction or distribution of its contents in whole or in part.

     We will update this proxy statement to reflect any factors or events arising after its date that individually or together represent a material change in the information included in this document.

     We make forward-looking statements in this proxy statement that are subject to risks and uncertainties. Forward-looking statements include information about possible or assumed future results of the operations or our performance after the Reclassification is accomplished. When we use words such as "believes," "anticipates," "expects," "intends," "targeted," and similar expressions, we are making forward-looking statements that are subject to risks and uncertainties. Various future events or factors may cause our results of operations or performance to differ materially from those expressed in our forward-looking statements. These factors include:

     (1) changes in economic conditions, both nationally and in our primary market area;

     (2) changes in governmental monetary and fiscal policies, as well as legislative and regulatory changes;

     (3) the effect of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements;

     (4) the effects of competition from other financial service providers operating in our primary market area and elsewhere; and

     (5) the failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities.

     The words "we," "our," and "us," as used in this proxy statement, refer to Forsyth Bancshares and its wholly-owned subsidiary, Citizens Bank of Forsyth County, collectively, unless the context indicates otherwise.

                                  TABLE OF CONTENTS
                                                                                    Page
SUMMARY TERM SHEET                                                                     1

QUESTIONS AND ANSWERS                                                                  6

SPECIAL FACTORS                                                                        8
  PURPOSE OF THE RULE 13E-3 TRANSACTION                                                8
  ALTERNATIVES CONSIDERED                                                              9
  BACKGROUND OF THE RULE 13E-3 TRANSACTION                                            10
  REASONS FOR THE RULE 13E-3 TRANSACTION                                              12
  EFFECTS OF THE RULE 13E-3 TRANSACTION ON FORSYTH BANCSHARES                         13
  EFFECTS OF RULE 13E-3 TRANSACTION ON SHAREHOLDERS RECEIVING PREFERRED STOCK         15
  EFFECTS OF THE RULE 13E-3 TRANSACTION ON AFFILIATES                                 16
  EFFECTS OF THE RULE 13E-3 TRANSACTION ON UNAFFILIATED SHAREHOLDERS                  17
  EFFECTS OF THE RULE 13E-3 TRANSACTION ON REMAINING COMMON SHAREHOLDERS              18
  FEDERAL INCOME TAX CONSEQUENCES OF THE RECLASSIFICATION                             18
  PRO FORMA EFFECT OF THE RECLASSIFICATION                                            22
  SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA                                      22
  RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE RULE 13E-3 TRANSACTION    22
  DETERMINATION OF FAIRNESS BY OUR AFFILIATES                                         27

INFORMATION REGARDING THE SPECIAL MEETING OF SHAREHOLDERS                             29
  TIME AND PLACE OF MEETING                                                           29
  RECORD DATE AND MAILING DATE                                                        29
  NUMBER OF SHARES OUTSTANDING                                                        29
  PROPOSAL TO BE CONSIDERED                                                           29
  DISSENTERS' RIGHTS                                                                  29
  PROCEDURES FOR VOTING BY PROXY                                                      29
  REQUIREMENTS FOR SHAREHOLDER APPROVAL                                               30
  SOLICITATION OF PROXIES                                                             30

PROPOSAL:  APPROVAL OF THE ARTICLES OF AMENDMENT                                      31
  DESCRIPTION OF THE ARTICLES OF AMENDMENT                                            31
  SOURCE OF FUNDS AND EXPENSES                                                        33
  DISSENTERS' RIGHTS                                                                  33

INFORMATION ABOUT FORSYTH BANCSHARES AND ITS AFFILIATES                               37
  DIRECTORS AND EXECUTIVE OFFICERS                                                    37
  STOCK OWNERSHIP BY AFFILIATES                                                       38
  RECENT AFFILIATE TRANSACTIONS IN FORSYTH BANCSHARES STOCK                           40
  RELATED PARTY TRANSACTIONS                                                          40
  MARKET FOR COMMON STOCK AND DIVIDENDS                                               41
  DESCRIPTION OF COMMON STOCK                                                         41
  PROTECTIVE PROVISIONS                                                               41
  INDEMNIFICATION                                                                     42
  LIMITATION OF LIABILITY                                                             42
  TERMS OF THE SERIES A PREFERRED STOCK                                               42
  OTHER MATTERS                                                                       44

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA                                       45

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION                                          46

WHERE YOU CAN FIND MORE INFORMATION                                                   50

                                       ***

APPENDIX A     ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION  A-1

APPENDIX B     ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE     B-1

APPENDIX C     FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND
               ANALYSIS FOR THE SIX MONTHS ENDED JUNE 30, 2005         C-1

APPENDIX D     FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND
               ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2004           D-1

                               SUMMARY TERM SHEET

     The following is a summary of the material terms of the Articles of Amendment. We urge you to review the entire proxy statement and accompanying materials carefully.

     - STRUCTURE OF THE RECLASSIFICATION. The Articles of Amendment provide for the Reclassification of shares of Forsyth Bancshares common stock into shares of Series A Preferred Stock. In the Reclassification, shareholders who are the record holders of 1,000 or fewer shares of Forsyth Bancshares common stock, no par value, will receive one share of Series A Preferred Stock, no par value, for each share of Forsyth Bancshares common stock they own on the effective date of the Reclassification. Shareholders receiving preferred shares will receive no additional consideration for their common shares. All other shares of Forsyth Bancshares common stock will remain outstanding and will be unaffected by the Reclassification.

     - TERMS OF THE SERIES A PREFERRED STOCK TO BE ISSUED IN THE RECLASSIFICATION. Our board has designated 300,000 shares of our authorized stock as Series A Preferred Stock. The terms of the Series A Preferred Stock provide as follows:

          - Voting Rights: Unlike the common stock, the Series A Preferred Stock will not have voting rights except under very limited circumstances. Except as provided by law, holders of Series A Preferred Stock are entitled to vote only upon proposals for a consolidation or merger of the Company, a share exchange, or a sale, lease, exchange or transfer of all or substantially all of the Company's assets (a "Change in Control") and upon which holders of our common stock are entitled to vote. For those matters on which holders of Series A Preferred Stock are entitled to vote, such holders have the right to one vote for each share held, and are entitled to receive notice of any shareholders' meeting held to act upon such matters in accordance with the bylaws of the Company. When voting on a proposed Change in Control, the holders of Series A Preferred Stock vote together with the holders of common stock and not as a separate class.

          - Rank: The Series A Preferred Stock ranks senior to our common stock with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company. The relative rights and preferences of the Series A Preferred Stock may be subordinated to the relative rights and preferences of holders of subsequent issues of other series or classes of stock and equity securities designated by the board of directors. The Series A Preferred Stock is junior to indebtedness issued from time to time by the Company, including notes and debentures.

          - Dividend Rights: Holders of Series A Preferred Stock are entitled to a preference in the distribution of dividends, when and if declared and paid by the Company, so that holders of the Series A Preferred Stock are entitled to receive dividends in an amount not less than that paid on common shares prior to the receipt of dividends by the holders of common stock. The Company is not required to pay any dividends on the Series A Preferred Stock, and has the right to waive the declaration or payment of dividends. Any dividends waived by the Company will not accumulate to future periods and will not represent a contingent liability of the Company.

          - Perpetual Stock: The Series A Preferred Stock is perpetual stock, which means stock that does not have a maturity date, cannot be redeemed at the option of the holder, and has no other provisions that will require future redemption of the issue.

          - Conversion Rights: The shares of Series A Preferred Stock automatically convert to shares of common stock upon a Change in Control, with each share of Series A Preferred Stock convertible into one share of common stock.

          - Liquidation Rights: Holders of Series A Preferred Stock are entitled to a preference in the distribution of assets of the Company in the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, equal to the greater of the book value per share, the amount per share to be paid to common shareholders, or $10.00 per share.

          - Preemptive Rights: Holders of Series A Preferred Stock do not have any preemptive rights to purchase any additional shares of Series A Preferred Stock or shares of any other class of capital stock of the Company that may be issued in the future.

          - Antidilution Adjustments: If the number of our outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or any other company, by reason of any merger, consolidation, liquidation, reclassification, recapitalization, stock split up, combination of shares or stock dividend, an appropriate adjustment shall be made by the board of directors in the number and relative terms of the Series A Preferred Stock.

          - Redemption Rights: Holders of Series A Preferred Stock have no right to require that the Company redeem their shares.

     See page 42 for more information regarding the terms of the Series A Preferred Stock.

- THE FOLLOWING TABLE COMPARES THE RIGHTS OF OUR COMMON STOCK TO THE RIGHTS OF THE SERIES A PREFERRED STOCK:

-----------------------  ---------------------------------  ----------------------------------
                         RIGHTS OF COMMON STOCK             RIGHTS OF SERIES A PREFERRED STOCK
-----------------------  ---------------------------------  ----------------------------------
     VOTING RIGHTS       Common shareholders can vote       Except as provided by law,
                         on any matter subject to           holders of Series A Preferred
                         shareholder approval.              Stock are entitled to vote only
                                                            upon proposals for a Change in
                                                            Control of the Company.

-----------------------  ---------------------------------  ----------------------------------
     DIVIDEND RIGHTS     Holders of common stock are        Holders of Series A Preferred
                         subordinate to holders of Series   Stock are entitled to a preference
                         A Preferred Stock in the           in the distribution of dividends,
                         distribution of dividends, when    when and if declared and paid
                         and if declared and paid by the    by the Company, so that holders
                         Company, so that holders our       of the Series A Preferred Stock
                         commons stock are not entitled to  are entitled to receive dividends
                         receive dividends unless such      in an amount not less than that
                         dividends are paid in full on the  paid on common shares prior to
                         Series A Preferred Stock prior to  the receipt of dividends by the
                         the receipt of dividends by the    holders of common stock.
                         holders of common stock.

-----------------------  ---------------------------------  ----------------------------------
     CONVERSION RIGHTS   The common stock does not have     The shares of Series A Preferred
                         conversion rights.                 Stock automatically convert to
                                                            shares of common stock upon a
                                                            Change in Control, with each
                                                            share of Series A Preferred
                                                            Stock convertible into one share
                                                            of common stock.


                                        2

-----------------------  ---------------------------------  ----------------------------------
     LIQUIDATION RIGHTS  Holders of common stock have       Holders of Series A Preferred
                         no liquidation preference in the   Stock are entitled to a preference
                         distribution of assets of the      in the distribution of assets of
                         Company in the event of any        the Company in the event of any
                         liquidation, dissolution or        liquidation, dissolution or
                         winding-up of the Company.         winding-up of the Company,
                                                            whether voluntary or
                                                            involuntary, equal to the greater
                                                            of the book value per share, the
                                                            amount per share to be paid to
                                                            common shareholders, or $10.00
                                                            per share.
-----------------------  ---------------------------------  ----------------------------------

- SERIES A PREFERRED STOCK ISSUED IN RELIANCE ON EXEMPTION FROM REGISTRATION. We are issuing the shares of Series A Preferred Stock without registration under the Securities Act of 1933 in reliance on an exemption under Section 3(a)(9) of the Securities Act for the exchange by a company of any security with its existing shareholders exclusively, where no commission or other remuneration is paid or given directly or indirectly for solicitation the exchange. We believe that exemption is available to the Reclassification because we are only issuing the Series A Preferred Stock to our holders of common stock, and to no other persons or entities. Further, we are not paying any commission or other remuneration for soliciting the exchange. See page 32 for additional information.

- DETERMINATION OF SHARES "HELD OF RECORD." Because SEC rules require that we count "record holders" for purposes of determining our reporting obligations, the Reclassification is based on shares held of record without regard to the ultimate control of the shares. A shareholder "of record" is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares. For example, if a shareholder holds separate certificates individually; as a joint tenant with someone else; as trustee; and in an IRA, those four certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares. Similarly, shares held by a broker in "street name" on a shareholder's behalf are held of record by the broker.

     As a result, a single shareholder with more than 1,000 shares held in various accounts could receive Series A Preferred Stock in the Reclassification for all of his or her shares if those accounts individually hold 1,000 or fewer shares. To avoid this, the shareholder may either consolidate his or her ownership into a single form of ownership representing more than 1,000 shares, or acquire additional shares in the market prior to the effective date of the Reclassification. Additionally, a shareholder who holds 1,000 or fewer shares of common stock through a broker may be unaffected by the Reclassification if the broker holds an aggregate of more than 1,000 shares.

- EFFECTS OF THE RULE 13E-3 TRANSACTION ON FORSYTH BANCSHARES. As a result of the Rule 13e-3 Transaction:

     - Our number of common shareholders of record, measured as of August 1, 2005, will be reduced from 632 to approximately 229, and the number of outstanding shares of our common stock will decrease from 1,858,000 to approximately 1,618,575, resulting in a decrease in the number of shares of our common stock that will be available for purchase and sale in the market.

     - We estimate that approximately 239,425 shares of Series A Preferred Stock will be issued in connection with the Rule 13e-3 Transaction.

     - We will be entitled to terminate the registration of our common stock under the Securities Exchange Act, which will mean that we will no longer be required to file reports with the SEC or be classified as a public company. Additionally, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Securities Exchange Act, including the reporting and short-swing profit provisions of Section 16 of the Securities Exchange Act, and information about their compensation and stock ownership will not be publicly available.

     - We will eliminate the direct and indirect costs and expenses associated with our registration under the Securities Exchange Act, which we estimate will be approximately $235,000 on an annual basis.

     - We estimate that professional fees and other expenses related to the Rule 13e-3 Transaction will be approximately $80,000, which we intend to pay with existing working capital.

     - Basic earnings per share on a pro forma basis will increase from $0.25 per share to $0.29 per share for the six months ended June 30, 2005, and will increase from $.52 to $0.60 for the year ended December 31, 2004. Diluted earnings per share will not change from $0.24 per share for the six months ended June 30, 2005 or from $0.52 per share for the year ended December 31, 2004 since the Series A Preferred Stock will be considered common stock equivalents in the computation of diluted earnings per share.

     - Book value per common equivalent share, which includes the Series A Preferred Stock, will decrease on a pro forma basis from $7.73 to $7.69 as of June 30, 2005, and will decrease from $7.53 to $7.49 as of December 31, 2004.

     - Consolidation of management ownership (from approximately 34.5% to approximately 40.3% of shares outstanding).

     A more detailed description of these effects and the effects of the Rule 13e-3 Transaction on our affiliates and shareholders generally, including those receiving Series A Preferred Stock and those retaining common stock, begins on page 13.

- REASONS FOR THE RULE 13E-3 TRANSACTION. Our principal reasons for effecting the Rule 13e-3 Transaction are:

     - The direct and indirect cost savings of approximately $235,000 per year that we expect to experience as a result of the deregistration of our common stock under the Securities Exchange Act and the anticipated decrease in expenses relating to servicing a relatively large number of shareholders holding small positions in our common stock; and

     - Our belief that our shareholders have not benefited proportionately from the costs relating to the registration of our common stock, principally as a result of the thin trading market for our stock. See page 12 for more detailed information.

- FAIRNESS OF THE RULE 13E-3 TRANSACTION. In the course of determining that the Rule 13e-3 Transaction is fair to unaffiliated shareholders, including both unaffiliated shareholders who will continue to hold shares of common stock as well as those shareholders whose shares of common stock will be reclassified into shares of Series A Preferred Stock, the board and each of our the affiliates considered a number of positive and negative factors affecting these groups of shareholders in making their determinations. These factors include:

     - All shareholders will continue to hold an equity interest in the Company, and no shareholder will be forced to involuntarily liquidate his or her equity interest in the Company; however shareholders receiving preferred stock in the Rule 13e-3 Transaction will receive no additional consideration for their common shares;

     - As a result of the Rule 13e-3 Transaction, public information concerning the Company will be reduced which could adversely affect the already limited market liquidity of our common stock and result in limited liquidity for the preferred stock;

     - The Rule 13e-3 Transaction will have no effect on diluted earnings per share for the six months ended June 30, 2005 or the year ended December 31, 2004;

     - Book value per common equivalent share will decrease approximately 0.52% from $7.73 to $7.69 on a pro forma basis as of June 30, 2005;

     - The Rule 13e-3 Transaction should not be a taxable event for any shareholders;

     - The advantages and disadvantages of the rights, preferences and limitations of the Series A Preferred Stock balance in comparison to the relative rights of our common stock; and

     - Any shareholder may liquidate his or her shares of common stock at fair value through the exercise of dissenters' rights.

     See page 23 for more detailed information regarding the fairness of the Rule 13e-3 Transaction.

- EFFECTIVENESS OF THE RECLASSIFICATION. The Reclassification will not be effected unless and until our shareholders approve the Articles of Amendment. Assuming this occurs, as shortly thereafter as is practicable, we will file the Articles of Amendment with the Georgia Secretary of State and thereby effect the Reclassification. We anticipate that the Reclassification will be effected in the fourth quarter of 2005. See page 31 for more detailed information.

- EFFECT OF THE RULE 13E-3 TRANSACTION ON OUTSTANDING OPTIONS. Outstanding options will not be affected by the Rule 13e-3 Transaction.

- FINANCING FOR THE RECLASSIFICATION. We intend to finance the Reclassification with current earnings. We expect the professional fees associated with the Reclassification to be approximately $80,000. See
     "Proposal: Approval of the Articles of Amendment-Source of Funds and Expenses" on page 33 for a description of the terms of the preferred securities.

- DISSENTERS' RIGHTS. Our shareholders are entitled to statutory dissenters' rights with respect to the Reclassification. If our shareholders approve the proposed Articles of Amendment, shareholders who elect to dissent from approval of the Articles of Amendment are entitled to receive the "fair value" of their shares of common stock if they comply with the provisions of Article 13 of the Georgia Business Corporations Code regarding the rights of dissenting shareholders. To initiate the exercise of dissenters' rights, a shareholder must deliver written notice of intent to demand payment for his or her shares prior to the shareholder vote on the Reclassification and not vote in favor of the Reclassification. See page 33 and Appendix B for
          ----------
     additional  information.

                              QUESTIONS AND ANSWERS


Q:   WHY  DID  YOU  SEND  ME  THIS  PROXY  STATEMENT?

A: We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your votes for use at a special meeting of shareholders.

     This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the special meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We first sent this proxy statement, notice of the special meeting and the enclosed proxy card on or about [__________], 2005 to all shareholders entitled to vote. The record date for those entitled to vote is [record date], 2005. On that date, there were 1,858,000 shares of our common stock outstanding. Shareholders are entitled to one vote for each share of common stock held as of the record date.

Q:   WHAT  IS  THE  TIME  AND  PLACE  OF  THE  SPECIAL  MEETING?

A: The special meeting will be held on [meeting date], 2005, at our main office located at 651 Veterans Memorial Boulevard in Cumming, Georgia, at
     [time]  Eastern  Time.

Q:   WHO  MAY  BE  PRESENT  AT  THE  SPECIAL  MEETING  AND  WHO  MAY  VOTE?

A: All holders of our common stock may attend the special meeting in person. However, only holders of our common stock of record as of [record date], 2005 may cast their votes in person or by proxy at the special meeting.

Q:   WHAT  IS  THE  VOTE  REQUIRED?

A: The proposal to approve the Articles of Amendment must receive the affirmative vote of the holders of a majority of the votes entitled to be cast. If you do not vote your shares, either in person or by proxy, or if you abstain from voting on the proposal, it has the same effect as if you voted against the proposal to approve the Articles of Amendment. In addition, if your shares are held in a brokerage account and you do not instruct your broker on how to vote on the proposal, your broker will not be able to vote for you. This will have the same effect as a vote against the proposal to approve the Articles of Amendment.

Q:   WHAT  DO  I  NEED  TO  DO  NOW?

A: Please sign, date, and complete your proxy card and promptly return it in the enclosed, self-addressed, prepaid envelope so that your shares can be represented at the special meeting.

Q:   MAY  I  CHANGE  MY  VOTE  AFTER  I  HAVE  MAILED  MY  SIGNED  PROXY  CARD?

A: Yes. Just send by mail a written revocation or a new, later-dated, completed and signed proxy card before the special meeting, or attend the special meeting and vote in person. You may not change your vote by facsimile or telephone.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, HOW WILL MY SHARES BE VOTED?

A: Following the directions that your broker will mail to you, you may instruct your broker how to vote your shares. If you do not provide any instructions to your broker, your shares will not be voted on the proposal to approve the Articles of Amendment.

Q: IF I AM RECEIVING SERIES A PREFERRED STOCK IN THE RECLASSIFICATION, WHEN WILL I GET MY STOCK?

A: After the special meeting and the closing of the transaction, we will mail you instructions on how to exchange your Forsyth Bancshares common stock certificate(s) for Series A Preferred Stock. After you sign the forms provided and return your stock certificate(s), we will send you your Series A Preferred Stock.

Q: I DO NOT KNOW WHERE MY STOCK CERTIFICATE IS. HOW WILL I GET MY SERIES A PREFERRED STOCK?

A: The materials we will send you will include an affidavit that you will need to sign attesting to the loss of your certificate. We will require that you provide a bond to cover any potential loss to Forsyth Bancshares.

Q:   WILL  I  HAVE  DISSENTERS'  RIGHTS IN CONNECTION WITH THE RECLASSIFICATION?

A:   Yes.  Please  see  page  33  and Appendix B for a discussion of dissenters'
                                      ----------
     rights  in  connection  with  the  Reclassification.

Q:   WHAT  IF  I  HAVE  QUESTIONS  ABOUT RECLASSIFICATION OR THE VOTING PROCESS?

A: Please direct any questions about the Reclassification or the voting process to our President and Chief Executive Officer, Timothy M. Perry, at our main office located at 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, telephone (770) 886-9500.

                                 SPECIAL FACTORS

PURPOSE OF THE RULE 13E-3 TRANSACTION

     The primary purpose of the Rule 13e-3 Transaction is to enable us to terminate the registration of our common stock under Section 12(g) of the Securities Exchange Act. Although we intend to keep our common and preferred shareholders informed as to our business and financial status after the Rule 13e-3 Transaction, we anticipate that deregistration will enable us to save significant legal, accounting and administrative expenses relating to our public disclosure and reporting requirements under the Securities Act. As a secondary matter, it is likely to decrease the administrative expense we incur in connection with soliciting proxies for routine special meetings of shareholders since the preferred stock will have limited voting rights.

     After the Rule 13e-3 Transaction, we intend to keep our common and preferred shareholders informed about our business and financial condition by delivering annual audited financial statements. Moreover, our business operations are primarily conducted through our banking subsidiary, Citizens Bank of Forsyth County, which is required to file quarterly financial reports with the FDIC. These reports are available online at www.fdic.gov.

     As of August 1, 2005, we had 632 common shareholders of record, but approximately 87% of the outstanding shares as of that date were held by fewer than 230 shareholders. Additionally, of our 632 common shareholders, approximately 64% hold fewer than 1,000 shares. As a result, there is a limited market for our shares and the board of directors believes there is little likelihood that a more active market will develop. However, because we have more than 300 shareholders of record and our common stock is registered under
Section 12(g) of the Securities Exchange Act, we are required to comply with the disclosure and reporting requirements under the Securities Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). These requirements include preparing and filing current and periodic reports with the SEC regarding our business, financial condition, board of directors and management team; having these reports reviewed by outside counsel and independent auditors; and documenting our internal controls in preparation for an audit to be filed with the SEC.

     We are required to comply with many of the same securities law requirements that apply to large public companies with substantial compliance resources. Our resources are more limited, however, and these compliance activities represent a significant administrative and financial burden to a company of our relatively small size and market capitalization. We also incur less tangible but nonetheless significant expenditure of management's time and attention which could otherwise be deployed toward revenue-enhancing activities. The cost of compliance is substantial, representing an estimated direct and indirect annual cost to us of approximately $235,000.

     In light of the limited market for our common stock, we believe the termination of our status as an SEC-registered company will not have a significant impact on any future efforts by the Company to raise additional capital or to acquire other business entities. Moreover, we believe that our limited trading market and the resulting inability of our shareholders to realize the full value of their investment in our common stock through an efficient market has resulted in little relative benefit for our shareholders as compared to the costs of maintaining our registration.

     In particular, as a non-SEC registered company, we will no longer be required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB or proxy statements with the SEC. The Form 10-KSB and proxy statement rules require detailed disclosures regarding executive compensation, corporate governance and management stock ownership, which are not required in our financial reports to the FDIC or our audited financial statements. Additionally, we will no longer be required to include management's discussion and analysis of our financial results in annual reports to shareholders or financial reports to the FDIC. We incur substantial costs in management time and legal and accounting fees related to the preparation, review and filing of our periodic reports and proxy statements. As a result of the elimination of these disclosure and reporting requirements we estimate we will save approximately $30,000 per year in management time and $102,000 per year in legal and accounting fees.

     Furthermore, as a non-SEC registered company, we will not be required to comply with Section 404 of the Sarbanes-Oxley Act, which would require that we document, test and assess our internal control structure and that our external auditors report on management's assessment of our internal control structure. These requirements would become effective for our fiscal year ending 2006. As a result of our limited personnel resources, we anticipate that we would need to engage an outside consultant and hire an additional experienced accountant to assist management in documenting and testing our internal control structure. Additionally, we estimate that our external audit fees will increase as a result of Section 404 because our external auditors will be required to perform additional audit procedures in order to report on management's assessment of our internal control structure. We also anticipate we would incur additional legal fees for advice related to compliance with Section 404. We estimate that we would incur approximately $160,000 annually in consulting, compensation, accounting and legal expenses related to compliance with Section 404 of the Sarbanes-Oxley Act. If we deregister our common stock prior to the effective date of Section 404 of the Sarbanes- Oxley Act, we will not incur these expenses.

     The Rule 13e-3 Transaction is designed to reduce the number of Forsyth Bancshares' common shareholders of record to below 300, which will enable us to terminate our registration under the Securities Exchange Act. Given the compliance costs related to our registration under the Securities Exchange Act and the lack of an organized trading market for our common stock, the board of directors believes Forsyth Bancshares receives little relative benefit from being registered under the Securities Exchange Act. We believe the Rule 13e-3 Transaction will provide a more efficient means of using our capital to benefit our shareholders by allowing us to save significant administrative, accounting, and legal expenses incurred in complying with disclosure, reporting and compliance requirements under the Securities Exchange Act as well as the Sarbanes-Oxley Act.

     Additionally, the Rule 13e-3 Transaction will give all of our shareholders the opportunity to retain an equity interest in Forsyth Bancshares and therefore to participate in any future growth and earnings of the Company and in any future value received as a result of the sale of the Company.

ALTERNATIVES  CONSIDERED

     In making our determination to proceed with the Rule 13e-3 Transaction, we considered other alternatives. We rejected these alternatives because we believed the Rule 13e-3 Transaction would be the simplest and most cost-effective manner in which to achieve the purposes described above. These alternatives included:

     CASH-OUT MERGER. The board considered the reorganization of the Company through a merger with a new corporation formed solely to effect a reorganization. In a cash-out merger, shareholders owning 1,000 or fewer shares of Forsyth Bancshares common stock would have received cash equal to the fair value of the common stock in exchange for their shares, and all other shares of Forsyth Bancshares common stock would have remained outstanding. Accordingly, a cash-out merger would not offer all shareholders an opportunity to retain an equity interest in Forsyth Bancshares, to participate in future growth and earnings of the Company, or to benefit from any future value received as a result of the sale of the Company. Additionally, the receipt of cash in exchange for shares of common stock, generally, would be a taxable event for those shareholders receiving cash which would lessen the benefit of liquidity that shareholders receiving cash would enjoy.

     Additionally, based on the number of shares held by shareholders holding 1,000 or fewer shares of record, management estimated that a cash-out merger could have cost up to $3,500,000, based on an appraisal of the Company's common stock in June 2004. As a result, the board anticipated that the Company would have to incur debt to finance such a reorganization, which could potentially weaken the Company's regulatory capital position. The board believes it is important to maintain a strong capital position in order to support the

Company's anticipated future growth. Additionally, the reorganization of the Company through a cash-out merger would require approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve").

     Based on the foregoing reasons the board rejected this alternative.

     REVERSE STOCK SPLIT. We considered declaring a reverse stock split at a ratio of 1-for-1,000, with cash payments to shareholders who would hold less than a whole share on a post-split basis. This alternative would also have the effect of reducing the number of shareholders, but would require us either to account for outstanding fractional shares after the transaction, engage in a forward stock split at the reverse split ratio, or pay cash to shareholders not holding an even multiple of 1,000 shares. The estimated cost of this alternative was approximately the same as the cash-out merger. This alternative would have also required the Company to incur debt to finance the repurchase of shares and to obtain regulatory approval from the Federal Reserve. A reverse stock split also would not have offered all shareholders an opportunity to retain an equity interest in Forsyth Bancshares. Accordingly, a reverse stock split was rejected for the same reasons as the cash-out merger alternative. Additionally, in view of the administrative inconvenience involved in the issuance of fractional shares or in adding the additional step of a forward stock split, and given the cost involved in redeeming additional fractional interests, the board rejected the reverse stock split alternative.

     ISSUER TENDER OFFER. We also considered an issuer tender offer to repurchase shares of our outstanding common stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature.
Additionally, if a sufficient number of shares were tendered, we estimate the cost of this alternative would be approximately the same as the cash-out merger. Therefore, this alternative also would require the Company to incur debt to finance. As a result, we also rejected this alternative.

     EXPENSE REDUCTIONS IN OTHER AREAS. While we might be able to offset the expenses relating to SEC registration by reducing expenses in other areas, we have not pursued such an alternative because there are no areas in which we could achieve comparable savings without adversely affecting a vital part of our business or impeding our opportunity to grow. Our most significant area of potential savings would involve personnel costs, and we are already thinly staffed. We believe the expense savings a reclassification would enable us to accomplish will not adversely affect our ability to execute our business plan, but will instead position us to execute it more efficiently. For these reasons, we did not analyze cost reductions in other areas as an alternative to the Rule 13e-3 Transaction.

     BUSINESS COMBINATION. We have neither sought nor received any proposals from third parties for any business combination transactions such as a merger, consolidation, or sale of all or substantially all of our assets. Our board did not seek any such proposals because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations. The board believes that by implementing a deregistration transaction, our management will be better positioned to focus its attention on our customers and the communities in which we operate and expenses will be reduced.

     MAINTAINING THE STATUS QUO. The board considered maintaining the status quo. In that case, we would continue to incur the significant expenses, as outlined below, of being an SEC-reporting company without the expected commensurate benefits. Thus, the board considered maintaining the status quo not to be in the best interests of the Company or its unaffiliated shareholders.

BACKGROUND OF THE RULE 13E-3 TRANSACTION

     We have filed reports under the Securities Exchange Act since 1996. These reports include annual, quarterly and current reports presenting and analyzing our business, financial condition, results of operations and management structure; ongoing reports regarding insiders' stock transactions and potential short-swing profit liability; and proxy statements disclosing information about our directors and executive officers, their compensation and our corporate governance process. Although our public reporting obligations have existed for several years, the Sarbanes-Oxley Act has added several reporting and procedural requirements that have become effective at various points during the past two years. As a result of the Sarbanes-Oxley Act, we have become subject to heightened compliance and documentation requirements in a variety of areas, including disclosure and internal controls, internal and external audit relationships, and the duties and qualifications of our board committees. We have also become subject to expanded disclosure requirements relating to our corporate and trading activities. As a result of these new requirements, the cost of compliance has increased, particularly relative to our limited personnel resources and market capitalization. In addition to the substantial indirect costs in management time, costs associated with our reporting obligations include securities counsel fees, auditor fees, costs of printing and mailing shareholder documents, and specialized word processing and filing costs. We anticipate further increases resulting from the upcoming requirement under
Section 404 of the Sarbanes-Oxley Act that we document, test and assess our internal control structure and that our external auditors report on management's assessment of our internal control structure. See "-Reasons for the Rule
13e-3  Transaction"  on  page  12.

     As a result of these expanding requirements under the Sarbanes-Oxley Act, in December 2004, Tim Perry, our president and chief executive officer, and Tim Foreman, our chief financial officer, began discussing generally the relative benefits and costs, both direct and indirect, relating to continuing the registration of our common stock under the Securities Exchange Act. These discussions continued through the first half of 2005, until Mr. Perry introduced the prospect of going private to the board of directors.

     At the July 12, 2005 board meeting, chairman James Myers and Mr. Perry expressed their belief that the benefits to shareholders of remaining a reporting company were outweighed by the costs associated with doing so. The board also discussed the relative costs and benefits to shareholders of remaining a reporting company as well as specific cost estimates related to compliance with reporting obligations under the Securities Exchange Act, as summarized in "-Reasons for the Rule 13e-3 Transaction" on page 12 and the alternatives described under "-Alternatives Considered" on page 9. The board also discussed:

          - the benefits and disadvantages of the Rule 13e-3 Transaction as described below under "-Reasons for the Rule 13e-3 Transaction" and "-Potential Disadvantages of the Rule 13e-3 Transaction"; and

          - the effects of the Rule 13e-3 Transaction as described as described under "-Effects of the Rule 13e-3 Transaction on Forsyth" on page 13, "-Effects of the Rule 13e-3 Transaction on Affiliates" on page 16 and "-Effects of the Rule 13e-3
               Transaction  on  Remaining  Common  Shareholders"  on  page  18.

     The board determined that a reclassification was a better alternative than a cash-out merger because, unlike a cash-out merger, a reclassification (1) would allow all shareholders to maintain an equity interest in the Company, (2) would not require the Company to finance the purchase of any shares, and (3) would not require approval of the Federal Reserve. Accordingly, the board unanimously approved pursuing a stock reclassification rather than a cash-out merger.

     At the July 12, 2005 board meeting, pursuant to Article Two of the Company's articles of incorporation, the board approved the terms of the Series A Preferred Stock, which are described under "-Terms of the Series A Preferred Stock" on page 42, and authorized the executive officers of the Company to file articles of amendment to the Company's articles of incorporation to establish such series of preferred stock. The board also unanimously approved articles of amendment to the Company's articles of incorporation which provide for the reclassification of each share of the Company's common stock held by a shareholder who is the record holder of 1,000 or fewer shares into a share of the Company's Series A Preferred Stock.

     At the July 12, 2005 board meeting, the board considered each of the factors described under "-Recommendation of the Board of Directors; Fairness of the Rule 13e-3 Transaction" on page 22. After a thorough discussion of these factors, the board, including those directors who are not employees of Forsyth

Bancshares, determined that the Rule 13e-3 Transaction was fair from a substantive and procedural point of view to our unaffiliated shareholders receiving preferred stock in the Rule 13e-3 Transaction and to those retaining their shares of common stock. In reaching this conclusion, the board considered the potential benefit of liquidity to unaffiliated shareholders receiving cash for their shares in a cash-out merger, but determined that the benefit of liquidity would be diminished due to the taxable nature of a cash-out merger on shareholders receiving cash.

REASONS  FOR  THE  RULE  13E-3  TRANSACTION

     As described above in "-Purpose of the Rule 13e-3 Transaction," the Rule 13e-3 Transaction will allow us to save the administrative, accounting and legal expenses incurred in complying with the disclosure and reporting requirements under the Securities Exchange Act and, secondarily, to decrease the administrative expense we incur in connection with soliciting proxies for routine annual meetings of shareholders since the preferred stock will have limited voting rights. We estimate that we will save approximately $235,000 per year in the following areas as a result of the reduction in the number of common shareholders and the elimination of registration of our common stock under the Securities Exchange Act:


          Direct Costs
          ------------
          Legal fees                                       $ 35,000
          Independent auditor fees                           67,000
          Accounting/internal controls consulting fees      100,000
          Edgar conversion, printing and mailing expenses     3,000
                                                           --------
          Indirect Costs
          --------------
            Management and staff time                        30,000
                                                           --------

          Total Costs                                      $235,000
          -----------                                      ========

     We expect to save the following fees and expenses related to compliance with the requirements under Section 404 of the Sarbanes Oxley Act:

          Consulting Fees                     $100,000
          Legal Fees                            15,000
          Independent Auditor Fees              45,000
          Indirect Management and Staff Time    15,000
                                              --------

          Total Estimated Annual Savings      $175,000
                                              ========


     As is noted above, we incur substantial indirect costs in management time spent on securities compliance activities. Although it is impossible to quantify these costs specifically, we estimate that our management and staff spend an average of 10% of their time (equating to approximately ten days per quarter) on activities directly related to compliance with federal securities laws such as preparing and reviewing SEC-compliant financial statements and periodic reports, maintaining and overseeing our disclosure and internal controls, monitoring and reporting transactions and other data relating to insiders' stock ownership, and consulting with external auditors and counsel on compliance issues. If we do not deregister our common stock, we estimate our management and staff will spend an additional 10 days per quarter, or an average of 10% of their time, on activities related to compliance with Section 404 of the Sarbanes-Oxley Act beginning in fiscal year 2006. We decided to initiate the going-private transaction at this time to avoid costs related to remaining an SEC-reporting company going forward, and to avoid incurring additional professional fees beginning in fiscal year 2006 related to compliance with Section 404 of the Sarbanes-Oxley Act.

     In addition, our common stock is not listed on an exchange and has historically been very thinly traded. We do not enjoy sufficient market liquidity to enable our shareholders to trade their shares easily. We also do not have sufficient liquidity in our common stock to enable us to use it as potential acquisition currency. As a result, we do not believe that the registration of our common stock under the Securities Exchange Act has benefited our shareholders in proportion to the costs we have incurred, and expect to incur, as a result of this registration.

     As described above in "-Background of the Reclassification," we have structured this going-private transaction as a reclassification because a reclassification (1) will allow all shareholders to maintain an equity interest in the Company, (2) will not require the Company to finance the purchase of any shares and (3) will not require the approval of the Federal Reserve.

EFFECTS  OF  THE  RULE  13E-3  TRANSACTION  ON  FORSYTH  BANCSHARES

     Based on information as of August 1, 2005, we believe that the Rule 13e-3 Transaction will reduce our number of common shareholders of record from 632 to approximately 229. We estimate that approximately 239,425 shares held by 403 common shareholders of record will be exchanged for Series A Preferred Stock in the Rule 13e-3 Transaction. The number of outstanding shares of common stock as of August 1, 2005 will decrease from 1,858,000 shares to approximately 1,618,575 shares. Accordingly, the already minimal liquidity of shares of our common stock will be further reduced.

     Our articles of incorporation currently authorize the issuance of 10,000,000 shares of common stock. The number of authorized shares of common stock will remain unchanged after completion of the Rule 13e-3 Transaction. After completion of the Rule 13e-3 Transaction, approximately 1,618,575 shares of our common stock will be issued and outstanding. We have no current plans, arrangements or understandings to issue any common stock, except as options may be exercised pursuant to our stock option plans. In addition to the exchange of shares of our common stock for shares of our Series A Preferred Stock, we believe the Rule 13e-3 Transaction will have the following effects on the
Company:

     POSITIVE  EFFECTS:
     ------------------

     ELIMINATION OF SECURITIES EXCHANGE ACT REGISTRATION. After the Rule 13e-3 Transaction, our common stock will not be registered under the Securities Exchange Act, nor will we be subject to the periodic reporting requirements or the proxy rules under the Securities Exchange Act. Additionally, we will maintain our existing internal control procedures but will not be required to document, test and report on our internal control structure as required by
Section 404 of the Sarbanes-Oxley Act. We expect to eliminate direct and indirect costs and expenses associated with the Securities Exchange Act registration, which we estimate would be up to $235,000 on an annual basis, including costs related to compliance with Section 404 of the Sarbanes-Oxley Act. Additionally, as a non-SEC reporting company, we believe our management team, which currently spends a significant amount of time on activities related to compliance with the Securities Exchange Act, will have significantly more time to devote to business development and revenue-enhancing activities. See "-Background of the Reclassification" on page 10 and "-Reasons for the Rule 13e-3 Transaction" on page 12 for a discussion of the nature of the information we will no longer be required to provide.

     EARNINGS PER SHARE. Basic earnings per share will increase 16% from $0.25 per share on a historical basis to $0.29 per share on a pro forma basis for the six months ended June 30, 2005, and will increase 15% from $0.52 on a historical basis to $0.60 on a pro forma basis for the year ended December 31, 2004. Diluted earnings per share will not change from $0.24 per share for the six months ended June 30, 2005 or from $0.52 per share for the year ended December 31, 2004 since the Series A Preferred Stock will be considered common stock equivalents in the computation of diluted earnings per share.

     OUTSTANDING STOCK OPTIONS. The Rule 13e-3 Transaction will have no effect on outstanding options to purchase the Company common stock.

     ELIMINATION OF LIABILITY UNDER SECTION 18 OF THE SECURITIES EXCHANGE ACT. Since the Company will no longer be required to file any reports under the Securities Exchange Act, it will no longer be subject to liability under Section 18 of the Securities Exchange Act. Generally, Section 18 provides that if the Company makes a false or misleading statement with respect to any material fact in any of its filings pursuant to the Securities Exchange Act, in light of the circumstances at the time the statement was made, the Company shall be liable to any person who purchases or sells a security at a price that is affected by the statement.

     NEGATIVE  EFFECTS:
     ------------------

     EFFECT ON MARKET FOR SHARES. Our common stock is not currently listed on an exchange and no organized trading market currently exists for our common stock. After the Rule 13e-3 Transaction, neither our common stock nor the Series A Preferred Stock will be listed on an exchange. The failure to be listed on an exchange, together with the reduction in public information concerning the Company as a result of its not being required to file reports under the Securities Exchange Act, may adversely affect the already limited liquidity of our common stock and result in limited liquidity for our Series A Preferred Stock. Additionally, liquidity of our common stock may also be reduced because the number of shares of our common stock available to be traded will decrease after the Rule 13e-3 Transaction. A decrease in the market liquidity for the shares of our common stock may cause a decrease in the value of the shares. Conversely, however, the more limited supply of our common stock could also prompt a corresponding increase in its market price, assuming a stable or increased demand for the stock.

     BOOK VALUE PER COMMON EQUIVALENT SHARE. Book value per common equivalent share, which includes the Series A Preferred Stock, will decrease 0.52% from $7.73 on a historical basis to $7.69 on a pro forma basis as of June 30, 2005.

     FINANCIAL EFFECTS OF THE RULE 13E-3 TRANSACTION. We estimate that professional fees and other expenses related to the transaction will total approximately $80,000. We plan to pay these fees and expenses out of our existing working capital and do not expect that the payment of these expenses will have a material adverse effect on our capital adequacy, liquidity, results of operations or cash flow. You should read the discussion under "Proposal:
Approval of the Articles of Amendment -Source of Funds and Expenses" on page 33 for a description of our source of funds for the fees and expenses we expect to incur in connection with the transaction.

     ELIMINATION OF PROTECTION UNDER SECTION 16 OF THE SECURITIES EXCHANGE ACT. Since neither our common stock nor Series A Preferred Stock will be registered under the Securities Exchange Act, the Company will no longer be entitled under
Section 16 of the Securities Exchange Act to any "short-swing" profits realized by its directors, officers or 10% shareholders on purchases and sales of the Company's securities that occur within a six-month period.

     OTHER  EFFECTS:
     ---------------

     CONDUCT OF BUSINESS AFTER THE RULE 13E-3 TRANSACTION. We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

     RAISING ADDITIONAL CAPITAL AND OBTAINING FINANCING AFTER THE RULE 13E-3 TRANSACTION. In light of the limited market for our common stock, we believe the termination of our status as an SEC-registered company will not have a significant impact on any future efforts by the Company to raise additional capital. If we need to raise additional capital to support growth in the future, we have several financing alternatives which will not be affected by our status as a non-SEC reporting company, including raising additional equity through private offerings, issuing trust preferred securities or borrowing funds from a correspondent bank.

     PLANS OR PROPOSALS. Other than as described in this proxy statement, we do not have any current plans or proposals to effect any extraordinary corporate transaction such as a merger, reorganization or liquidation; to sell or transfer any material amount of our assets; to change our board of directors or management; to change materially our indebtedness or capitalization; or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the Rule 13e-3 Transaction and becoming a non-reporting company. Although management has neither the intention at present to enter into any of the transactions described above nor is involved with negotiations relating to any such transaction, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our shares, or any other arrangement or transaction we may deem appropriate.

EFFECTS  OF  RULE  13E-3  TRANSACTION  ON SHAREHOLDERS RECEIVING PREFERRED STOCK

     The following section describes the positive and negative effects of the Rule 13e-3 Transaction on shareholders whose shares of common stock will be exchanged for Series A Preferred Stock. We expect that no shares held individually by our affiliates will be reclassified to Series A Preferred Stock because none of our affiliates will individually hold 1,000 or fewer shares of record at the effective time of the Rule 13e-3 Transaction. Because a shareholder may own shares in more than one capacity (for example, individually and through an individual retirement account), a shareholder may receive Series A Preferred Stock for some of his or her shares of common stock while retaining ownership of other shares of common stock following the Rule 13e-3 Transaction.

     POSITIVE  EFFECTS:
     -----------------

     As a result of the Rule 13e-3 Transaction:

     - DIVIDEND PREFERENCE. The shareholders receiving preferred stock will have a preference to the holders of common stock in the distribution of any dividend by the Company. Since we organized in 1996, however, we have neither declared nor paid any cash dividends. Although we are profitable, we have no current plans to initiate payment of cash dividends in the near future. Our board of directors, which will be elected by the holders of the common stock after the Rule 13e-3 Transaction, has the authority to declare future dividends on our common stock and Series A Preferred Stock;

     - CONVERSION TO COMMON STOCK ON CHANGE IN CONTROL. The shareholders receiving preferred stock will have their shares automatically converted into shares of common stock upon a change in control of the Company on the basis of one share of common stock for each share of preferred stock and thus will participate equally with the holders of common stock in any sale of the Company;

     - LIQUIDATION PREFERENCE. The shareholders receiving preferred stock will have a preference to holders of common stock upon any liquidation of the Company in an amount equal to the greater of the net book value of the preferred stock, the amount to be paid to the common shareholders, or $10.00 for each share of preferred stock; and

     - APPROVAL OF CHANGES TO THE TERMS OF SERIES A PREFERRED STOCK. Under Georgia law, the designations, rights, preferences and limitations of the Series A Preferred Stock cannot be changed without the approval of the holders of the Series A Preferred Stock voting as a separate group. However, see the discussion below under "Negative Effects" regarding our board's authority to issue new classes or series of preferred stock or equity securities in the future that ranks senior to or on parity with the Series A Preferred Stock.

     NEGATIVE  EFFECTS:
     -----------------

     As  a  result  of  the  Rule  13e-3  Transaction:

     - LIMITED VOTING RIGHTS. The shareholders receiving preferred stock will be entitled to vote only upon a change in control of the Company, which generally is a merger of the Company, acquisition of all of its stock or other business combination involving the Company, or the acquisition of substantially all of the Company's assets. Holders of Series A Preferred Stock will not be entitled to vote on the election of directors;

     - ISSUANCE OF SENIOR SECURITIES. Our board of directors, which will be elected by the holders of the common stock after the Rule 13e-3 Transaction, may authorize the issuance of other classes or series of preferred stock or equity securities that rank senior to or on parity with the Series A Preferred Stock. As a result, the rights and preferences of the Series A Preferred Stock may be subordinate to the rights and preferences of any new class or series of preferred stock or equity securities issued in the future. Any new class or series of preferred stock or equity securities that ranks senior to or on parity with the Series A Preferred Stock would also be senior to our common stock; and

     - LIMITED LIQUIDITY. The shareholders receiving preferred stock will continue to hold shares that, like our shares of common stock, will not have a public trading market. As a result of the Rule 13e-3 Transaction, public information concerning the Company will be reduced which could adversely affect the already limited market liquidity of our common stock and result in limited liquidity for the preferred stock. In addition, we will not be taking any steps to assure that the preferred stock or the common stock will be eligible for trading on an automated quotation system operated by a national securities association.

EFFECTS OF THE RULE 13E-3 TRANSACTION ON AFFILIATES

     In addition to the effects the Rule 13e-3 Transaction will have on shareholders retaining common stock, which are described below, the Rule 13e-3 Transaction will have some additional positive and negative effects specifically on our executive officers and directors, each of whom may, as a result of his or her position, be deemed an affiliate of the Company. We anticipate that all of our affiliates will retain shares of common stock in the Rule 13e-3 Transaction because they will all hold more than 1,000 shares individually. As used in this proxy statement, the term "affiliated shareholder" means any shareholder who is a director or executive officer of the Company or the beneficial owner of 10% or more of the Company's outstanding shares, and the term "unaffiliated shareholder" means any shareholder other than an affiliated shareholder.

     POSITIVE EFFECTS:
     -----------------

     EARNINGS PER SHARE. Assuming the Reorganization had been completed as of June 30, 2005, our affiliated shareholders would experience the same effect on earnings per share as our unaffiliated shareholders, including (1) a 15% increase in basic earnings per share for the year ended December 31, 2004, from $0.52 on a historical basis to $0.60 on a pro forma basis; (2) a 16% increase in basic earnings per share for the six months ended June 30, 2005, from $.025 on a historical basis to $0.29 on a pro forma basis; and (3) no change in diluted earnings per share of $0.52 for the year ended December 31, 2004 or from $0.24 the six months ended June 20, 2005 since the Series A Preferred Stock will be considered common stock equivalents in the computation of diluted earnings per share.

     NO FURTHER REPORTING OBLIGATIONS OR RESTRICTIONS UNDER SECTION 16 OF THE SECURITIES EXCHANGE ACT. After the Rule 13e-3 Transaction, the Company's common stock will not be registered under the Securities Exchange Act. As a result, the executive officers, directors and other affiliates of the Company will no longer be subject to many of the reporting requirements and restrictions of the Securities Exchange Act, including the reporting and short-swing profit provisions of Section 16 of the Securities Exchange Act. After the Rule 13e-3 Transaction, our affiliates may realize "short-swing" profits on purchases and sales of the Company's securities that occur within a six-month period. Currently, under Section 16 of the Securities Exchange Act, the Company would be entitled to receive any such short-swing profits from the affiliate.

     NO FURTHER DISCLOSURE OBLIGATIONS UNDER THE SECURITIES EXCHANGE ACT. After the Rule 13e-3 Transaction, the Company will no longer be subject to the periodic reporting requirements or the proxy rules under the Securities Exchange Act. As a result, information about our affiliates' compensation and stock ownership will no longer be publicly available.

     CONSOLIDATION OF MANAGEMENT OWNERSHIP. As a result of the Rule 13e-3 Transaction, we expect that the percentage of beneficial ownership of the Company common stock held by our directors and executive officers as a group will increase from approximately 34.5% before the Rule 13e-3 Transaction to approximately 40.3% after the Rule 13e-3 Transaction. See "Information About the Company and Its Affiliates-Stock Ownership by Affiliates" on page 38 for information about the number of shares of the Company common stock held by our directors, executive officers and significant shareholders.

     ELIMINATION OF LIABILITY UNDER SECTION 18 OF THE SECURITIES EXCHANGE ACT. Since the Company will no longer be required to file any reports under the Securities Exchange Act, our affiliates will no longer be subject to liability under Section 18 with respect to such reports. Currently, if any of our affiliates make a statement in any of the Company's filings under the Securities Exchange Act that, in light of the circumstances at the time the statement is made, is false or misleading with respect to any material fact, the affiliate may be liable under Section 18 of the Securities Exchange Act to any person that purchases or sells a security at a price that is affected by the statement.

     NEGATIVE  EFFECTS:
     ------------------

     BOOK VALUE PER SHARE. Assuming the Rule 13e-3 Transaction had been completed as of June 30, 2005, our affiliated shareholders would experience the same reduction in book value per common equivalent share as our unaffiliated shareholders, or a 0.52% decrease in book value per common equivalent share, from $7.73 on a historical basis to $7.69 on a pro forma basis as of June 30, 2005.

     RULE 144 NOT AVAILABLE. Because the Company's common stock will not be registered under the Securities Exchange Act after the Rule 13e-3 Transaction, executive officers and directors of the Company will be deprived of the ability to dispose of their shares of the Company common stock under Rule 144 of the Securities Act of 1933, which provides a "safe harbor" for resales of stock by affiliates of an issuer. Historically, however, none of our affiliates have resold any shares of common stock and therefore have not had to rely on Rule 144.

EFFECTS  OF  THE  RULE  13E-3  TRANSACTION  ON  UNAFFILIATED  SHAREHOLDERS

     The Rule 13e-3 Transaction will have the following negative effects on our unaffiliated shareholders, whether receive Series A Preferred Stock or retain their common shares.

     REDUCTION IN PUBLICLY AVAILABLE INFORMATION. the Company will no longer be required to file public reports of its financial condition and other aspects of its business with the SEC after the Rule 13e-3 Transaction. Specifically, we will no longer be required to make public disclosures regarding executive compensation, corporate governance matters, or management stock ownership. As a result, unaffiliated shareholders will have less legally-mandated access to information about the Company's business and results of operations than they had prior to the Rule 13e-3 Transaction. Our affiliated shareholders, however, because of their positions as directors and/or executive officers of the Company, will continue to have continuous access to all information regarding our financial condition and other aspects of our business.

     ELIMINATION OF PROTECTIONS UNDER SECTION 18 OF THE SECURITIES EXCHANGE ACT. Since the Company will no longer be required to file any reports under the Securities Exchange Act, our unaffiliated shareholders will no longer be afforded the protections under Section 18 with respect to false or misleading statements in such reports. Currently, if the Company or any of its affiliates makes a false or misleading statement with respect to any material fact in any of the Company's filings under the Securities Exchange Act, in light of the circumstances at the time the statement was made, the Company or the affiliate may be liable under Section 18 of the Securities Exchange Act to any person who purchases or sells a security at a price that is affected by the statement.

EFFECTS OF THE RULE 13E-3 TRANSACTION ON REMAINING COMMON SHAREHOLDERS

     As to shares of our common stock that are not exchanged for Series A Preferred Stock in the Rule 13e-3 Transaction, shareholders will experience the following positive and negative effects:

     POSITIVE  EFFECTS:
     -----------------

     As a result of the Rule 13e-3 Transaction, shareholders continuing to own common stock will:

     - continue to exercise sole voting control over the Company, except with respect to a change in control of the Company; and

     - have relatively increased voting control over the Company because the number of outstanding shares of common stock will be reduced.

     NEGATIVE  EFFECTS:
     -----------------

     As a result of the Rule 13e-3 Transaction, the shareholders continuing to own common stock will:

     - experience decreased liquidity. We anticipate that the liquidity of our common stock will decrease as a result of the reduction in the number of shareholders from 632 to approximately 229. The absence of an established trading market or a larger shareholder base may restrict your ability to transfer your shares of stock following the Rule 13e-3 Transaction. See "-Effects of the Rule 13e-3 Transaction on Forsyth Bancshares-Effect on Market for Shares" on page 14;

     - have decreased access to information. If the Rule 13e-3 Transaction is completed, we intend to terminate the registration of our common stock under the Securities Exchange Act. As a result, we would no longer be required to file periodic reports with the SEC. See "-Effects of the Rule 13e-3 Transaction on Forsyth Bancshares-Elimination of Securities Exchange Act Registration" on page 13; and

     - be at a disadvantage compared to holders of preferred stock since holders of preferred stock will have preference in the distribution of any dividend by the Company and upon any liquidation of the Company.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  RECLASSIFICATION

     The following discusses the material federal income tax consequences to Forsyth Bancshares and its shareholders that would result from the Reclassification. No opinion of counsel or ruling from the Internal Revenue Service has been sought or obtained with respect to the tax consequences of the Reclassification, and the conclusions contained in this summary are not binding on the Internal Revenue Service. This discussion is based on existing U.S. federal income tax law, which may change, even retroactively. This discussion does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. In particular, it does not address the federal income tax considerations applicable to certain types of shareholders, such as: financial institutions; insurance companies; tax-exempt organizations; dealers in securities or currency; traders in securities that elect mark-to-market; persons who hold our common stock as part of a hedge, straddle or conversion transaction; or persons who are considered foreign persons for U.S. federal income tax purposes. In addition, this discussion does not discuss any state, local, foreign or other tax considerations. This discussion also assumes that you have held and, in the case of continuing shareholders will continue to hold, your shares as capital assets within the meaning of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Shareholders are encouraged to consult their own tax advisor as to the particular federal, state, local, foreign and other tax consequences of the Reclassification, in light of their individual circumstances.

FEDERAL INCOME TAX CONSEQUENCES TO FORSYTH BANCSHARES

     We believe that the Reclassification will be treated as a tax-free "recapitalization" for federal income tax purposes. This should result in no material federal income tax consequences to Forsyth Bancshares.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WHO CONTINUE TO OWN COMMON STOCK

     If you continue to hold Forsyth Bancshares common stock immediately after the Reclassification, you will not recognize any gain or loss or dividend income in the transaction and you will have the same adjusted tax basis and holding period in your common stock as you had in such stock immediately prior to the Reclassification.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WHO RECEIVE SHARES OF SERIES A PREFERRED STOCK

     Shareholders receiving Series A Preferred Stock in exchange for their common stock will not recognize any gain or loss or dividend income in the Reclassification. The holding period and cost basis of the common stock converted will carry over to the Series A Preferred Stock.

SALE OF SERIES A PREFERRED STOCK AFTER CHANGE IN CONTROL

     Generally, no gain or loss will be recognized when the Series A Preferred Stock converts back to common stock upon a change in control. A subsequent sale or exchange of the common stock after the change in control may result in the recognition of capital gain or loss (i.e., gross proceeds less the cost basis of the stock sold) depending on the type of consideration received in the change in control transaction.

SALE OF SERIES A PREFERRED STOCK PRIOR TO CHANGE IN CONTROL

     Where Series A Preferred Stock is received for common stock in a tax-free recapitalization, the proceeds from a subsequent sale of the Series A Preferred Stock in some instances may be taxable as dividend income (instead of capital gain) to the extent that a distribution of cash equal to the fair market value of the Series A Preferred Stock as of the date of the Reclassification would have been taxable as a dividend to such shareholder had the company distributed cash in that amount in lieu of the issuance of the Series A Preferred Stock. Any excess of the amount received from the actual sale of the Series A Preferred Stock over the sum of the amount treated as a dividend plus the cost basis of the stock will be treated as a capital gain. No loss may be recognized from the sale of the Series A Preferred Stock. Under current tax law, dividend income is taxed at the same rates that apply to net capital gains (i.e., 5% and 15%). The current tax law provision in which dividend income is taxed at net capital gain rates will not apply for tax years beginning after December 31, 2008. Unless any intervening tax legislation is enacted, ordinary income tax rates (of up to 35% currently) will apply to dividend income beginning January 1, 2009. The rules treating proceeds from a subsequent sale of the Series A Preferred Stock as dividend income generally will not apply (i) if, in the case of a sale of the Series A Preferred Stock to a third party, you do not own (actually or constructively) any Forsyth Bancshares stock after such sale or (ii) in the case of a redemption of the Series A Preferred Stock, (I) if the redemption results in a complete termination (actually and constructively) in your ownership of any of Forsyth Bancshares stock or (II) if, after the redemption is complete, your ownership (actual and constructively) of Forsyth Bancshares stock is less than 80% of your ownership of Forsyth Bancshares stock before the redemption and you do not own 50% or more of any Forsyth Bancshares voting stock after the redemption.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WHO EXERCISE DISSENTERS' RIGHTS

     If you receive cash as a result of exercising dissenters' rights in the Reclassification and do not continue to hold our common stock immediately after the Reclassification, you will be treated as having had your shares redeemed by us which will be a taxable transaction for federal income tax purposes. The tax treatment of a redemption of stock is governed by Section 302 of the Code and, depending on your situation, will be taxed as either:

     A sale or exchange of the redeemed shares, in which case you will recognize gain or loss equal to the difference between the cash payment and your tax basis in the redeemed shares; or

     A cash distribution which is treated: (a) first, as a taxable dividend to the extent of our accumulated earnings and profits; (b) then, if the total amount of cash paid in the Reclassification exceeds our accumulated earnings and profits, as a tax-free return of capital to the extent of your tax basis in the redeemed shares; and (c) finally, as gain from the sale or exchange of the redeemed shares.

     Under Section 302 of the Code, a redemption of your shares of our common stock as part of the Reclassification will be treated as a sale or exchange of the redeemed shares if any of the following are true:

     - the Reclassification results in a "complete termination" (both actually and constructively) of your interest in Forsyth Bancshares;

     - your receipt of cash is "substantially disproportionate" with respect to other shareholders; or

     -    your  receipt  of  cash is "not essentially equivalent to a dividend."

     These three tests are applied by taking into account not only shares that you actually own, but also shares that you constructively own pursuant to
Section 318 of the Code. Under the constructive ownership rules of Section 318 of the Code, you are deemed to constructively own shares owned by certain individuals and entities that are related to you in addition to shares you own directly. For example, you are considered to own shares owned by or for your spouse, children, grandchildren, and parents, which is referred to as "family attribution." In addition, you are considered to own a proportionate number of shares owned by estates or certain trusts in which you have a beneficial interest, by partnerships in which you are a partner, and by corporations in which you own, directly or indirectly, 50% or more (in value) of the stock. Similarly, shares owned directly or indirectly by beneficiaries of estates or certain trusts, by partners of partnerships and, under certain circumstances, by shareholders of corporations may be treated as owned by these entities. This is referred to as "entity attribution." You are also deemed to own shares which you have the right to acquire by exercise of an option. Furthermore, shares constructively owned by someone may be reattributed to you. For example, shares attributed to one taxpayer as a result of entity attribution may be attributed from that taxpayer to you through family attribution.

     COMPLETE TERMINATION. If you receive cash as a result of exercising dissenters' rights in the Reclassification and do not actually or constructively own any of our stock after the Reclassification, your interest in Forsyth Bancshares will be completely terminated by the Reclassification, and you will, therefore, receive sale or exchange treatment with respect to your common stock. Consequently, you will recognize capital gain or loss equal to the difference between the cash payment and your tax basis in the redeemed shares.

     If you receive cash in the Reclassification and own shares of Forsyth Bancshares stock only constructively after the Reclassification as a result of family attribution, you may be able to avoid constructive ownership of those shares of our common stock by waiving family attribution and, thus, be treated as having had your interest in Forsyth Bancshares completely terminated by the Reclassification. Among other things, waiving family attribution requires (a) that you have no interest in Forsyth Bancshares (including as an officer, director, employee, or shareholder) other than an interest as a creditor during the 10-year period immediately following the Reclassification and (b) that you include an election to waive family attribution in your tax return for the year in which the Reclassification occurs.

     SUBSTANTIALLY DISPROPORTIONATE. If you receive cash in the Reclassification and immediately after the Reclassification you actually or constructively own shares of Forsyth Bancshares stock, you must compare (a) your percentage ownership immediately before the Reclassification (i.e., the number of common shares actually or constructively owned by you immediately before the Reclassification divided by 1,858,000 (which is our current number of outstanding shares) with (b) your percentage ownership immediately after the Reclassification (i.e., the number of common shares constructively owned by you immediately after the Reclassification divided by 1,618,575 (which is our estimate of the number of shares of common stock that will be outstanding immediately after the Reclassification)).

     If your post-Reclassification ownership percentage is less than 80% of your pre-Reclassification ownership percentage, the receipt of cash is "substantially disproportionate" with respect to you, and you will, therefore, receive sale or exchange treatment with respect to your common stock, so long as you do not own (actually and constructively) more than 50% of our common stock after the Reclassification. Consequently, you will recognize capital gain or loss equal to the difference between the cash payment and your tax basis in the redeemed shares.

     NOT ESSENTIALLY EQUIVALENT TO A DIVIDEND. If (a) you exercise no control over the affairs of Forsyth Bancshares (e.g., you are not an officer, director, or high ranking employee), (b) your relative stock interest in Forsyth Bancshares is minimal, and (c) your post-Reclassification ownership percentage is less than your pre-Reclassification ownership percentage, then your receipt of cash is "not essentially equivalent to a dividend," and you will, therefore, receive sale or exchange treatment on your shares of our common stock exchanged for cash. For these purposes, constructive ownership of less than 1% of the outstanding shares is clearly a relatively minimal ownership interest, and constructive ownership of less than 5% of the outstanding shares is probably a relatively minimal ownership interest.

CAPITAL GAIN AND LOSS

     For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than one year generally will be subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for one year or less will be subject to tax at ordinary income tax rates of up to 35%. In addition, capital gain recognized by a corporate taxpayer will be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

BACKUP WITHHOLDING

     Shareholders who exercise dissenters' rights and receive cash in the Reclassification would be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the Reclassification to avoid backup withholding requirements that might otherwise apply. The letter of transmittal would require each such shareholder to deliver such information when the common stock certificates are surrendered following the effective time of the Reclassification. Failure to provide such information may result in backup withholding at a rate of 28%.

     As explained above, the amounts paid to you as a result of exercising dissenters' rights in the Reclassification may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you, depending on your individual circumstances. The discussion of material U.S.

federal income tax consequences of the Reclassification set forth above is based upon present law, which is subject to change, possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the Reclassification in light of your specific circumstances.

PRO  FORMA  EFFECT  OF  THE  RECLASSIFICATION

     The following selected pro forma financial data illustrates the pro forma effect of the Reclassification on Forsyth Bancshares' financial statements as of and for the six months ended June 30, 2005 and for the year ended December 31, 2004. Management has prepared this information based on its estimate that 239,425 shares of Forsyth Bancshares common stock will be reclassified into 239,425 shares of preferred stock in the Rule 13e-3 Transaction and that the cost of the Rule 13e-3 Transaction will be $80,000. Please see "Pro Forma Consolidated Financial Information" beginning on page 46 for the complete pro forma financial information relating to this transaction.

SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

                                            As of and for the six       As of and for
                                                 months ended          the year ended
     (In thousands except per share data)       June 30, 2005         December 31, 2004
                                            ----------------------  ---------------------
     Net interest income                    $                2,705                  4,836
     Provision for loan losses                                  96                    266
     Other income                                              418                    845
     Other expense                                           2,294                  3,923
     Income tax expense                                        271                    524
     Net income                             $                  462                    968

     PER COMMON SHARE
     Basic earnings per share               $                 0.29                   0.60
     Diluted earnings per share                               0.24                   0.52
     Book value                             $                 7.69                   7.49

     AT PERIOD END
     Assets                                 $              156,697                137,116
     Shareholders' equity                   $               14,284                 13,919
     Common shares outstanding                               1,619                  1,858
     Series A Preferred Stock outstanding                      239                      0
     Weighted average shares outstanding                     1,858                  1,846

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE RULE 13E-3 TRANSACTION

     The board believes that the Rule 13e-3 Transaction is substantively and procedurally fair to our unaffiliated shareholders who will receive Series A Preferred Stock in the Rule 13e-3 Transaction. The board also believes that the Rule 13e-3 Transaction is substantively and procedurally fair to unaffiliated shareholders who will retain their shares following the Rule 13e-3 Transaction. The board of directors, including those directors who are not employees of Forsyth Bancshares, has approved the Rule 13e-3 Transaction and the Articles of Amendment, and the board as an entity recommends that the shareholders vote for approval of the Articles of Amendment, which will effect the Rule 13e-3 Transaction.

     All of our directors and executive officers have indicated that they intend to vote their shares of common stock (and any shares with respect to which they have or share voting power) in favor of the Articles of Amendment. The directors and executive officers of Forsyth Bancshares beneficially owned approximately 34.5% of the shares outstanding as of August 1, 2005. Although the board as a whole recommends that the shareholders vote in favor of the Articles of Amendment for the reasons set forth in "-Reasons for the Rule 13e-3 Transaction" on page 12, no director or executive officer is making any recommendation to the shareholders in his or her individual capacity.

     We considered a number of factors in determining whether to approve the Rule 13e-3 Transaction, including the effects described under "-Effects of the Rule 13e-3 Transaction on Forsyth Bancshares" on page 13, "-Effects of the Rule 13e-3 Transaction on Affiliates" on page 16, the relative advantages and disadvantages described under "-Reasons for the Rule 13e-3 Transaction" beginning on page 12, and "-Effects of the Rule 13e-3 Transaction on Remaining Common Shareholders" beginning on page 18. The board also reviewed the tax and pro forma financial effects of the Rule 13e-3 Transaction on Forsyth Bancshares and its shareholders.

     After the Rule 13e-3 Transaction, our common stock will not be registered under the Securities Exchange Act. The board considered the views of management regarding the cost savings to be achieved by eliminating the reporting and disclosure requirements related to the registration of the common stock under the Securities Exchange Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued registration of the common stock under the Securities Exchange Act. Similarly, the board also considered the prospective decrease in the administrative expense we incur in connection with soliciting proxies for routine annual meetings of shareholders. Our management determined that the Rule 13e-3 Transaction would result in cost savings of approximately $235,000 per year.

     Additionally, the board considered the effect that terminating the registration of the common stock would have on the market for the common stock and the ability of shareholders to buy and sell shares. However, the board determined that, even as an SEC-registered company, we have not had an organized trading market for our common stock and that our shareholders derive little relative benefit from our status as an SEC-registered company. The board determined that the cost savings and reduced management time to be achieved by terminating registration of the common stock under the Securities Exchange Act outweighed any potential detriment from eliminating the registration.

     We considered alternatives to the proposed going-private transaction but ultimately approved the Rule 13e-3 Transaction proposal. Please read the discussion under "-Alternatives Considered" on page 9 for a description of these alternatives.

     SUBSTANTIVE FAIRNESS. The board considered numerous factors, discussed below, in reaching its conclusions that the Rule 13e-3 Transaction and the Articles of Amendment are substantively fair to our unaffiliated shareholders who will receive Series A Preferred Stock in the Rule 13e-3 Transaction and to our unaffiliated shareholders who will retain their shares. In reaching these conclusions, the board considered the following effects on these constituencies:

     FACTORS  AFFECTING  SHAREHOLDERS  RECEIVING  SERIES  A  PREFERRED STOCK AND
     ---------------------------------------------------------------------------
     SHAREHOLDERS  RETAINING  COMMON  STOCK:
     ---------------------------------------

     -    Equity  Interest  in  the  Company.  All shareholders will continue to
          ---------------------------------
          hold an equity interest in the Company and will continue to have the opportunity to participate in any future growth and earnings, including any future sale or change in control of the Company. The board viewed this factor as supporting its determination of fairness since no shareholders will be forced to involuntarily liquidate their equity interest in the Company, as would be the case in a cash-out merger. See "-Alternatives Considered" on page 9. However, shareholders wishing to liquidate their shares of common stock at fair value may do so through exercising dissenters' rights.

     -    Earnings  Per  Share.  Diluted earnings per share will not change from
          --------------------
          $0.24 per share for the six months ended June 30, 2005 or from $0.52 per share for the year ended December 31, 2004 since the Series A Preferred Stock will be considered common stock equivalents in the computation of diluted earnings per share. The board viewed the effect on diluted earnings per share as a factor, among others, which supported its conclusion of fairness of the Rule 13e-3 Transaction since the preferred shareholders will continue to share in the earnings of the Company with the common shareholders. Basic earnings per share on a pro forma basis will increase from $0.25 per share to $0.29 per share for the six months ended June 30, 2005, and will increase from $0.52 to $0.60 for the year ended December 31, 2004. Although the board noted basic earnings per share will increase, it did not consider that to be a material factor in determining fairness because earnings will not be available for distribution to the common shareholders unless the Preferred shareholders first receive an equal (or greater) distribution. Therefore, the board believes diluted earnings per share is a more meaningful financial ratio since it factors in outstanding shares of Series A Preferred Stock.

     -    Book  Value  Per  Common  Equivalent  Share.  Book  value  per  common
          -------------------------------------------
          equivalent share, which includes the Series A Preferred Stock, will decrease approximately 0.52%, from $7.73 on a historical basis to $7.69 on a pro forma basis, as of June 30, 2005. The decrease in book value per common equivalent share is due to transaction costs of approximately $80,000. The board viewed the 0.52% decrease as nominal and believes the effect on book value supports its determination of fairness, especially since the decrease in book value effects both the shareholders receiving Series A Preferred Stock and those maintaining common stock.

     -    Tax  Consequences.  The  board  noted  that the Rule 13e-3 Transaction
          -----------------
          would not result in a taxable event for shareholders retaining their shares of common stock in the Rule 13e-3 Transaction, as all of our directors and executive officers are entitled to do, nor would the Rule 13e-3 Transaction result in a taxable event for shareholders who receive Series A Preferred Stock. The fact that the transaction would not result in a taxable event to shareholders retaining their shares of common stock or to shareholders receiving Series A Preferred Stock contributed to the board's recommendation and conclusion as to the fairness of the transaction to unaffiliated shareholders who would retain their shares of common stock or receive shares of Series A Preferred Stock following the Rule 13e-3 Transaction. Although the transaction would result in a taxable event to unaffiliated shareholders receiving cash, if any, in the Rule 13e-3 Transaction, the board determined that this negative factor was minimal due to the overall number of shareholders it expects will exercise dissenters' rights in this transaction. See "-Federal Income Tax Consequences of the Reclassification" on page 18 for more information regarding the tax consequences of the Rule 13e-3 Transaction.

     SHAREHOLDERS RECEIVING PREFERRED STOCK:
     --------------------------------------

     In making its fairness determination, the board considered the relative advantages and disadvantages of the following terms of the Series A Preferred
Stock:

     -    Liquidation  Preference  on  the  Preferred Stock. In the event of the
          -------------------------------------------------
          liquidation or dissolution of the Company, before any payment is made to the holders of the common stock, the holders of the Series A Preferred Stock will be entitled to be paid in full (on a per-share basis) an amount equal to the greater of the net book value of the preferred stock, the amount to be paid to the common holders, or $10.00 per share. As a result, upon the liquidation or dissolution of the Company, the holders of the preferred stock will receive at least $10.00 per share before any payment is made to the common shareholders. The board viewed this liquidation preference as a benefit to the shareholders receiving preferred stock.

     -    Dividend  Preference  on  the  Preferred  Stock.  The  holders  of the
          ------------------------------------------------
          preferred stock will be entitled to preference in the distributions of dividends prior to the payment of any dividends to the holders of common stock. The board viewed the dividend preference as a benefit to the shareholders receiving preferred stock.

     -    Conversion  to  Common  Stock on a Change in Control. Upon a change in
          ---------------------------------------------------
          control of the Company, the preferred stock will automatically convert into shares of the Company's common stock. Therefore, holders of the preferred stock will participate in any future value received as a result of any future sale of the Company at the same value per share as the holders of the common stock. The board viewed the conversion provision as a benefit to the shareholders receiving preferred stock.

     -    Limited  Voting  Rights  on  the Preferred Stock.  The  holders of the
          ------------------------------------------------
          preferred stock will have limited voting rights, and generally, be entitled to vote only upon a proposed change in control of the Company, upon which common shareholders are entitled to vote. The holders of the preferred stock will not be entitled to vote on the election of directors and therefore, will have no influence on the future composition of the board of directors or senior management team of the Company. The board noted, however, that the shareholders receiving preferred stock currently have limited influence on shareholder votes since those shareholders individually hold, at the most, 1,000 shares of our common stock, representing approximately 0.05% of the outstanding common shares. The board viewed the limited voting rights as a negative factor to the shareholders receiving preferred stock.

     While the board viewed the limited voting rights as a negative factor to the shareholders receiving preferred stock, the board concluded that the overall terms of preferred stock were fair to the unaffiliated shareholders receiving preferred stock, since the preferred stock includes a liquidation and dividend preference to the common stock and a conversion provision in the event of a change of control of the Company. Additionally, although shareholders receiving preferred stock in the Rule 13e-3 Transaction will be required to surrender their shares of common stock involuntarily in exchange for the preferred stock, the board believes that since the shares of preferred stock are convertible into common stock upon a change in control, they will have an opportunity to participate in any future growth and earnings of the Company. These shareholders also have the opportunity to liquidate their shares of common stock at fair value through the exercise of dissenters' rights. Based upon the foregoing reasons, the board considered the fairness of the overall terms of the Series A Preferred Stock as a factor supporting its conclusion of fairness of the Rule 13e-3 Transaction.

     SHAREHOLDERS RETAINING SHARES OF COMMON STOCK:
     ---------------------------------------------

     -    Voting  Rights.  Holders  of our common stock are entitled to one vote
          --------------
          per share on all matters on which the holders of common stock are entitled to vote, including but not limited to a proposed change in control of the Company and the election of directors. Because we expect that approximately 239,425 shares of our common stock will be converted to 239,425 shares of Series A Preferred Stock with limited voting rights, each shareholder retaining common shares will have his or her voting influence increased by approximately 14.8% per common share. For example, a shareholders who owned 5% of our common stock prior to the Rule 13e-3 Transaction would own 5.74% of our common stock following the Rule 13e-3 Transaction, an increase of 14.8% in his or her relative voting power. The board viewed this increased voting influence as a benefit to the shareholders retaining common stock.

     -    Junior  in  Priority  to Preferred Stock. The Series A Preferred Stock
          ----------------------------------------
          will rank senior in priority to the common stock with respect to dividend rights and rights related to the liquidation or dissolution of the Company. In the event of the liquidation or dissolution of the Company, before any payment is made to the holders of common stock, the holders of the Series A Preferred Stock will be entitled to be paid in full (on a per-share basis) an amount equal to the greater of the net book value of the preferred stock, the amount to be paid to the common holders, or $10.00 per share. As a result, upon the liquidation or dissolution of the Company, the holders of preferred stock will be entitled to a payment of at least $10.00 per share before any payment is made to the holders of common stock. Additionally, the holders of preferred stock will be entitled to preference in the distribution of dividends prior to the payment of any dividends to the holders of common stock. The board viewed the liquidation and dividend preference as a disadvantage to the shareholders retaining common stock.

     The board believes the subordination of the common stock to the Series A Preferred Stock is fair to the shareholders retaining common stock because the common shareholders will continue to have unlimited voting rights.

     In reaching its conclusion that the Rule 13e-3 Transaction and the Articles of Amendment are substantively fair to our unaffiliated shareholders who will receive Series A Preferred Stock and who will retain their shares of common stock, the board did not consider the current or historical market price of our common stock, our going concern value, or the liquidation value of our assets to be material since shareholders are not being "cashed out" in connection with the Rule 13e-3 Transaction, and shareholders receiving Series A Preferred Stock will continue to hold an equity interest in the Company and will participate equally with the holders of common stock on the sale or a change in control of the Company. Additionally, the board determined that the overall terms of the Series A Preferred Stock were fair to all of our unaffiliated shareholders. The board determined that since the qualitative advantages and disadvantages of the terms of the Series A Preferred Stock are balanced as compared to the rights related to our common stock, no further quantitative analysis, such as a review of the current or historical market price of our common stock, our going concern value, or the liquidation value of our assets, was necessary. For the foregoing reasons, the board also did not request or receive any reports, opinions or appraisals from any outside party relating to the value of the Series A Preferred Stock.

     There is a limited trading market for our common stock, and we expect there will be a limited market for the Series A Preferred Stock. Investors in our common stock were informed in the prospectus for our initial public offering that we expected a limited trading market for our common stock. Because shareholders will be able to exercise dissenters' rights and receive the fair value for their shares in this Rule 13e-3 Transaction, the board considered the anticipated limited trading market for our common stock and preferred stock to have minimal impact on the fairness of the Rule 13e-3 Transaction.

     The board is not aware of any material contracts, negotiations or transactions, other than in conjunction with the Reclassification as described in "-Background of the Reclassification" on page 10, during the preceding two years for (1) the merger or consolidation of the Company into or with another person or entity; (2) the sale or other transfer of all or any substantial part of the assets of the Company; or (3) a tender offer for any outstanding shares of the Company's common stock.

     PROCEDURAL FAIRNESS. The board of directors, including those who are not employees of the Company, has unanimously approved the Rule 13e-3 Transaction and the Articles of Amendment and is seeking shareholder approval of the Rule 13e-3 Transaction contemplated by the Articles of Amendment. The vote of a majority of the votes entitled to be cast on the Articles of Amendment will be required to approve them. Approval by a majority of unaffiliated shareholders is not required. The board determined that any such voting requirement would usurp the power of the holders of greater than a majority of our shares to consider and approve the Rule 13e-3 Transaction. The board also considered such a provision unnecessary in light of the fact that the provisions of the Articles of Amendment apply regardless of whether a shareholder is an affiliate and, in view of a shareholder's right, whether affiliated or unaffiliated, to dissent from the Rule 13e-3 Transaction and obtain the fair value of his or her shares under Georgia law.

     In addition, the board noted that shareholders who wish to increase their record holdings in order to avoid the exchange of their Forsyth Bancshares common stock for Series A Preferred Stock may do so by purchasing shares of Forsyth Bancshares common stock from other shareholders prior to the effective time of the Reclassification; however, purchasing additional shares of our common stock may be difficult, given the limited trading market for our common stock.

     No unaffiliated representative acting solely on behalf of unaffiliated shareholders for the purpose of negotiating the terms of the Reclassification or preparing a report covering its fairness was retained by Forsyth Bancshares or by a majority of directors who are not employees of Forsyth Bancshares. The board concluded that the retention of an unaffiliated shareholder representative was not necessary because the Articles of Amendment treat affiliated and unaffiliated shareholders identically and both unaffiliated and affiliated shareholders may exercise dissenters' rights under Georgia law. We expect, however, that no shares held individually by our affiliates will be reclassified to Series A Preferred Stock because none of our affiliates will hold 1,000 or fewer shares of record individually at the effective time of the Reclassification. After consideration of the factors described above, the board believes that the Rule 13e-3 Transaction is procedurally fair notwithstanding the absence of an unaffiliated shareholder approval requirement or unaffiliated representative.

     We have not made any provision in connection with the Rule 13e-3 Transaction to grant unaffiliated shareholders access to our corporate files, except as provided under the Georgia Code and our bylaws, or to obtain legal counsel or appraisal services at our expense. With respect to unaffiliated shareholders' access to our corporate files, the board determined that this proxy statement, together with our other filings with the SEC, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the Articles of Amendment. As for obtaining legal counsel or appraisal services for unaffiliated shareholders at our expense, the board did not consider these necessary or customary. In deciding not to adopt these additional procedures, the board also took into account factors such as our size and the cost of such procedures.

     After consideration of the factors described above, the board of directors has determined that the Articles of Amendment are procedurally fair, notwithstanding the absence of an unaffiliated shareholder approval requirement, an unaffiliated shareholder representative and the provision of legal counsel or appraisal services at our expense, to our unaffiliated shareholders who will receive Series A Preferred Stock in the Rule 13e-3 Transaction. The board has also determined that the Articles of Amendment are procedurally fair to unaffiliated shareholders who will retain their shares of common stock. Additionally, the board believes that the Articles of Amendment are substantively fair to these constituencies. Finally, the board has determined that the Articles of Amendment are substantively and procedurally fair to affiliated shareholders for the same reasons specified as to unaffiliated shareholders, given that the Articles of Amendment do not distinguish between these groups.

DETERMINATION  OF  FAIRNESS  BY  OUR  AFFILIATES

     Our affiliates consist of our directors and executive officers:

     Catherine M. Amos   Charles R. Castleberry  Timothy M. Perry
     Jeffrey S. Bagley   Timothy D. Foreman      Danny L. Reid
     Danny M. Bennett    Charles D. Ingram       Charles R. Smith
     Michael P. Bennett  Herbert A. Lang,        Jr.Wyatt L. Willingham
     Bryan L. Bettis     John P. McGruder        Jerry M. Wood
     Talmadge W. Bolton  James J. Myers

     These affiliates are deemed to be "filing persons" for purposes of this transaction.

     For each of our affiliates, their purpose and reasons for engaging in the Rule 13e-3 Transaction, alternatives considered and analyses regarding substantive and procedural fairness of the Rule 13e-3 Transaction to unaffiliated shareholders receiving Series A Preferred Stock in the Rule 13e-3 Transaction and to those retaining their shares of common stock were the same as those of the board of directors, and each of our affiliates adopted the analyses of the board of directors with respect to these issues. Based on these factors and analyses, each of our affiliates have concluded that the Rule 13e-3 Transaction is procedurally and substantively fair to our unaffiliated shareholders who will receive Series A Preferred Stock in the Rule 13e-3 Transaction and to our unaffiliated shareholders who will retain their shares of common stock.

                            INFORMATION REGARDING THE
                         SPECIAL MEETING OF SHAREHOLDERS

TIME  AND  PLACE  OF  MEETING

     We are soliciting proxies through this proxy statement for use at a special meeting of Forsyth Bancshares, Inc.'s shareholders. The special meeting will be held at [time] on [meeting date], 2005, at our main office located at 651 Veterans Memorial Boulevard in Cumming, Georgia.

RECORD  DATE  AND  MAILING  DATE

     The close of business on [record date], 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. We first mailed the proxy statement and the accompanying form of proxy to shareholders on or about [__________], 2005.

NUMBER  OF  SHARES  OUTSTANDING

     As of the close of business on the record date, we had 10,000,000 shares of common stock, no par value, authorized, of which 1,858,000 shares were issued and outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting.

PROPOSAL  TO  BE  CONSIDERED

     Shareholders will be asked to vote on the Articles of Amendment, which provide for the Reclassification of each share of Forsyth Bancshares common stock held by record holders of 1,000 or fewer shares of Forsyth Bancshares common stock into one share of Series A Preferred Stock for each share of common stock they own on the effective date of the Reclassification. The terms of the Articles of Amendment and the Reclassification are described beginning on page
31.  The  full  text  of the Articles of Amendment is set forth in Appendix A to
                                                                   ----------
the enclosed proxy statement. The Reclassification is designed to reduce our number of shareholders of record to below 300.

DISSENTERS' RIGHTS

     Shareholders are entitled to dissenters' rights in connection with the Articles of Amendment. See "Proposal: Approval of the Articles of Amendment-Dissenters' Rights" on page 33.

PROCEDURES  FOR  VOTING  BY  PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy. If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR approval of the Articles of Amendment and in the best judgment of the persons appointed as proxies on all other matters that are unknown to us as of a reasonable time prior to this solicitation and that are properly brought before the special meeting.

     You can revoke your proxy at any time before it is voted by delivering to our Corporate Secretary, 651 Veterans Memorial Boulevard, Cumming, Georgia 30040, either a written revocation of the proxy or a duly signed proxy bearing a later date or by attending the special meeting and voting in person.

REQUIREMENTS  FOR  SHAREHOLDER  APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of Forsyth Bancshares common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

     Approval of the Articles of Amendment requires the affirmative vote of a majority of the votes entitled to be cast. On August 1, 2005, our directors and executive officers beneficially owned, directly or indirectly, 659,498 shares, representing approximately 34.5% of the outstanding shares of common stock as of that date. Every director and executive officer has indicated that he or she intends to vote his or her shares in favor of the Articles of Amendment.

     Any other matter that may properly come before the special meeting requires that more shares be voted in favor of the matter than voted against the matter.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the special meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the special meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter. Based on the 1,858,000 shares outstanding as of the record date, a quorum will consist of 929,001 shares represented either in person or by proxy. This number also represents the minimum number of votes required to be cast in favor of the Articles of Amendment in order to approve them. Assuming only the minimum number of shares necessary to constitute a quorum are present in person or by proxy at the special meeting, and assuming one of those shares is subject to a proxy marked as an abstention, the proposal to approve the Articles of Amendment would not pass because it would not have received the affirmative vote of a majority of the votes entitled to be cast at the meeting. As a result, such an abstention would effectively function as a vote against approval of the Articles of Amendment, even though it would not be counted in the voting tally as such. Additionally, abstentions will not affect the outcome of any other proposal properly brought before the meeting because only a majority of the votes actually cast must be voted in favor of such a proposal.

     BROKER NON-VOTES. Generally, brokers who hold shares for the accounts of beneficial owners must vote these shares as directed by the beneficial owner. If, after the broker transmits proxy materials to the beneficial owner, no voting direction is given by the beneficial owner, the broker may vote the shares in his or her own discretion, if permitted to do so by the exchange or other organization of which the broker is a member. Brokers may not vote in the
                                                                 ---
their own discretion with respect to the proposal to approve the Articles of Amendment. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposals not voted upon. A broker non-vote, with respect to a proposal for which the broker has no discretionary voting authority, does not count as a vote in favor of or against that particular proposal. Based on the same reasoning that applies to abstentions as discussed above, broker non-votes will effectively function as votes against the approval of the Articles of Amendment but will not affect the outcome of any other proposal properly brought before the meeting.

SOLICITATION OF PROXIES

     Proxies are being solicited by our board of directors, and we will pay all costs for such solicitation. In addition, our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone or fax. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                PROPOSAL:  APPROVAL OF THE ARTICLES OF AMENDMENT

DESCRIPTION OF THE ARTICLES OF AMENDMENT

     PARTIES TO THE RECLASSIFICATION. Forsyth Bancshares was incorporated in Georgia in February 1996 to act as a bank holding company and to purchase 100% of the issued and outstanding stock of Citizens Bank of Forsyth County (the "Bank"), an association organized under the laws of the United States, to conduct a general banking business in Cumming, Georgia. The Bank opened for business in February 1997. As of June 30, 2005, Forsyth had $156,776,878 in consolidated assets, $140,163,979 in deposits, and $14,364,371 in shareholders' equity.

     STRUCTURE OF THE RECLASSIFICATION. The Articles of Amendment provide for the Reclassification of Forsyth Bancshares common stock into shares of Series A Preferred Stock. In the Reclassification, shareholders who are record holders of 1,000 or fewer shares of our common stock will receive one share of Series A Preferred Stock for each share of common stock they own on the effective date of the Reclassification. All other shares will remain outstanding and will be unaffected by the Reclassification.

     DETERMINATION OF SHARES "HELD OF RECORD." Shareholders who are the record holders 1,000 or fewer shares of the Company common stock will receive one share of Series A Preferred Stock for each share of the Company common stock they own on the effective date of the Reclassification. A record holder of more than 1,000 shares will be unaffected. Because SEC rules require that we count "record holders" for purposes of determining our reporting obligations, the Reclassification is based on the number of shares held of record without regard to the ultimate control of the shares.

     A shareholder "of record" is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares. For example, if a shareholder holds four separate certificates (individually, as a joint tenant with someone else, as trustee, and in an IRA), those certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares. Similarly, shares held by a broker in "street name" on a shareholder's behalf are held of record by the broker.

     As a result, a single shareholder with more than 1,000 shares held in various accounts could receive Series A Preferred Stock in the Reclassification for all of his or her shares if those accounts individually hold 1,000 or fewer shares. To avoid this, the shareholder could either consolidate his or her ownership into a single form of ownership representing more than 1,000 shares, or acquire additional shares in the market prior to the effective date of the Reclassification. Additionally, a shareholder who holds 1,000 or fewer shares of common stock through a broker may be unaffected by the Reclassification if the broker holds an aggregate of more than 1,000 shares.

     EFFECT ON OUTSTANDING STOCK OPTIONS. The holders of outstanding stock options issued by the Company will continue to hold those securities. The terms of the options will not be affected by the Reclassification.

     LEGAL EFFECTIVENESS. As soon as practicable after shareholder approval, we will file the Articles of Amendment with the Georgia Secretary of State and will send a Letter of Transmittal to all record holders of our common stock who are entitled to receive Series A Preferred Stock in the Reclassification. The Reclassification will be effective upon the filing of the Articles of Amendment with the Georgia Secretary of State. We anticipate that this will occur in the fourth quarter of 2005.

     On the effective date of the Reclassification, each shareholder who owns 1,000 or fewer shares of record immediately prior to the Reclassification will not have any rights as a Forsyth Bancshares common shareholder and will have only the right to receive Series A Preferred Stock as provided under the Articles of Amendment.

     EXCHANGE OF STOCK CERTIFICATES FOR SERIES A PREFERRED STOCK. The Letter of Transmittal will provide the means by which shareholders will surrender their Forsyth Bancshares common stock certificates and obtain the Series A Preferred Stock certificates to which they are entitled. If certificates evidencing Forsyth Bancshares common stock have been lost or destroyed, we may, in our full discretion, accept a duly executed affidavit and indemnity agreement of loss or destruction in a form satisfactory to Forsyth Bancshares in lieu of the lost or destroyed certificate. If a certificate is lost or destroyed, the shareholder will be required to submit, in addition to other documents, a bond or other security, satisfactory to the board, indemnifying Forsyth Bancshares and all other persons against any losses incurred as a consequence of the issuance of a new stock certificate. Shareholders whose certificates have been lost or destroyed should contact us as soon as possible. Additional instructions regarding lost or destroyed stock certificates will be included in the Letter of Transmittal that will be sent to shareholders after the Reclassification becomes effective.

     Except as described above with respect to lost stock certificates, there will be no service charges or costs payable by shareholders in connection with the exchange of their common stock certificates for Series A Preferred Stock certificates in the Reclassification. We will bear these costs.

     THE LETTER OF TRANSMITTAL WILL BE SENT TO SHAREHOLDERS PROMPTLY AFTER THE EFFECTIVE DATE OF THE RECLASSIFICATION. DO NOT SEND IN YOUR COMMON STOCK
CERTIFICATES UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL. ASSUMING YOU SUBMIT YOUR COMMON STOCK CERTIFICATES PROMPTLY THEREAFTER, WE EXPECT THAT YOU WILL RECEIVE YOUR SERIES A PREFERRED STOCK CERTIFICATES APPROXIMATELY FOUR WEEKS AFTER THE EFFECTIVE DATE OF THE RECLASSIFICATION.

     CONDITIONS AND REGULATORY APPROVALS. Aside from shareholder approval of the Articles of Amendment, the Reclassification is not subject to any conditions or regulatory approvals.

     TERMINATION OF SECURITIES EXCHANGE ACT REGISTRATION. Our common stock is currently registered under the Securities Exchange Act. We will be permitted to terminate our registration once we can certify that we have fewer than 300 shareholders of record. Upon the completion of the Reclassification, we will have approximately 229 shareholders of record. We intend to apply for termination of the registration of our common stock under the Securities Exchange Act as promptly as possible after the effective date of the Reclassification.

     Termination of registration under the Securities Exchange Act will substantially reduce the information we are required to furnish to our shareholders and to the SEC, and would make some provisions of the Securities Exchange Act no longer applicable to us (e.g., filing annual reports on Form 10-KSB, filing quarterly reports on Form 10-QSB, the short-swing profit provisions of Section 16 of the Securities Exchange Act, the requirement of furnishing a proxy or information statement in connection with shareholder meetings under Section 14(a), and required compliance with the Sarbanes-Oxley
Act). Furthermore, our affiliates may be deprived of the ability to dispose of their Forsyth Bancshares common stock under Rule 144 promulgated under the Securities Act of 1933.

     We estimate that termination of registration of our common stock under the Securities Exchange Act will save the Company approximately $235,000 per year in legal and accounting fees, printing costs, management time and other expenses. See "Special Factors-Effects of the Rule 13e-3 Transaction on Forsyth Bancshares" on page 13.

     SERIES A PREFERRED STOCK ISSUED IN RELIANCE ON SEC EXEMPTION. We are issuing the shares of Series A Preferred Stock without registration under the Securities Act of 1933 in reliance on an exemption under Section 3(a)(9) of the Securities Act for the exchange by a company of any security with its existing shareholders exclusively, where no commission or other remuneration is paid or given directly or indirectly for solicitation the exchange. We believe that exemption is available to the Reclassification because we are only issuing the Series A Preferred Stock to our holders of common stock and to no other persons or entities. Further, we are not paying any commission or other remuneration for soliciting the exchange.

SOURCE OF FUNDS AND EXPENSES

     We will pay all of the expenses related to the Reclassification, which we estimate will be as follows:

          SEC filing fees             $   500
          Legal fees                   60,000
          Financial advisory fees      10,000
          Printing and mailing costs    5,000
          Miscellaneous                 4,500
                                      -------
              Total                   $80,000
                                      =======

     We intend to finance the expenses related to the Reclassification with existing working capital.

DISSENTERS' RIGHTS

     Pursuant to the provisions of the Georgia Code, we are required to allow our shareholders an opportunity to dissent from approval of the Articles of Amendment and to receive the fair value of their shares in cash plus accrued interest from the effective date of the Reclassification. We expect the interest rate to be at least 7% based on the current judgment rate in Georgia. Holders of our common stock who fulfill the requirements described below will be entitled to assert dissenters' rights. Shareholders considering the initiation of a dissenters' proceeding should review this section in its entirety. A dissenters' proceeding may involve litigation.

     PRELIMINARY PROCEDURAL STEPS. Pursuant to the provisions of Article 13 of the Georgia Code, if the Articles of Amendment are consummated, you must:

     - deliver to the Company, prior to the vote at the special meeting with respect to the approval of the Articles of Amendment, written notice of your intent to demand payment for your shares of Forsyth Bancshares common stock (hereinafter referred to as "shares");

     -    not vote in favor of the Articles of Amendment; and

     -    comply with the statutory requirements summarized below.

     If you perfect your dissenters' rights, you will receive the fair value of your shares as of the effective date of the Reclassification. While we do not currently have an estimate of the fair value of our common stock, in the event that shareholders exercise dissenters' rights, we may determine the fair value by reference to the price paid in recent trades of our common stock. Alternatively, we may hire an expert to render an appraisal of the fair value of our common stock as of the effective date of the Reclassification.

     You may assert dissenters' rights as to fewer than all of the shares registered in your name only if you dissent with respect to all shares beneficially owned by any one beneficial shareholder and you notify the Company in writing of the name and address of each person on whose behalf you are asserting dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which that holder dissents and that holder's other shares were registered in the names of different shareholders.

     WRITTEN DISSENT DEMAND. Voting against the Articles of Amendment will not satisfy the written demand requirement. In addition to not voting in favor of the Articles of Amendment, if you wish to preserve the right to dissent and seek appraisal, you must give a separate written notice of your intent to demand payment for your shares if the Reclassification is effected. Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of the Articles of Amendment and will not be entitled to assert dissenters' rights.

     Any written objection to the Articles of Amendment satisfying the requirements discussed above should be addressed to the Corporate Secretary, Forsyth Bancshares, Inc., 651 Veterans Memorial Boulevard, Cumming, Georgia 30040.

     If our shareholders approve the Articles of Amendment at the special meeting, we must deliver a written dissenters' notice (the "Dissenters' Notice") to all of our shareholders who satisfy the foregoing requirements. The Dissenters' Notice must be sent within ten (10) days after the effective date of the Reclassification and must:

     - state where dissenting shareholders should send the demand for payment;

     - state where and when dissenting shareholders should deposit certificates for the shares;

     - inform holders of uncertificated shares to what extent the transfer of these shares will be restricted after the demand for payment is received;

     -    set  a  date  by which the Company must receive the demand for payment
          (which date may not be fewer than 30 nor more than 60 days after the Dissenters' Notice is delivered); and

     -    be  accompanied  by  a  copy  of  Article  13  of  the  Georgia  Code.

     A record shareholder who receives the Dissenters' Notice must demand payment and deposit his or her certificates with the Company in accordance with the Dissenters' Notice. Dissenting shareholders will retain all of the rights of a shareholder until those rights are cancelled or modified by the consummation of the Reclassification. A record shareholder who does not demand payment or deposit his or her share certificates as required by the dates set forth in the Dissenters' Notice is not entitled to payment for his or her shares under Article 13 of the Georgia Code.

     Except as described below, the Company must, within ten (10) days of the later of the effective date of the Reclassification or receipt of a payment demand, offer to pay to each dissenting shareholder who complied with the payment demand and deposit requirements described above the amount we estimate to be the fair value of the shares, plus accrued interest from the effective date of the Reclassification. Our offer of payment must be accompanied by:

     -    recent financial statements of Forsyth Bancshares;

     -    our estimate of the fair value of the shares;

     -    an explanation of how the interest was calculated;

     - a statement of the dissenter's right to demand payment under Section 14-2-1327 of the Georgia Code; and

     -    a copy of Article 13 of the Georgia Code.

     If the dissenting shareholder accepts Forsyth's offer by written notice within 30 days after the Company's offer, we must pay for the shares within 60 days after the latter of the making of the offer or the effective date of the Reclassification.

     If the Reclassification is not consummated within 60 days after the date set forth demanding payment and depositing share certificates, we must return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. We must send a new Dissenters' Notice if the Reclassification is consummated after the return of certificates and repeat the payment demand procedure described above.

     Section 14-2-1327 of the Georgia Code provides that a dissenting shareholder may notify the Company in writing of his or her own estimate of the fair value of such holder's shares and the interest due, and may demand payment of such holder's estimate, if:

     - he or she believes that the amount offered by the Company is less than the fair value of his or her shares or that the Company has calculated incorrectly the interest due; or

     - the Company, having failed to consummate the Reclassification, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     A  dissenting  shareholder  waives his or her right to demand payment under
Section 14-2-1327 of the Georgia Code unless he or she notifies the Company of his or her demand in writing within 30 days after we make or offer payment for the dissenting shareholder's shares. If we do not offer payment within ten (10) days of the latter of the Reclassification's effective date or the receipt of a payment demand, then the shareholder may demand the financial statements and other information required to accompany the Company's payment offer, and we must provide such information within ten (10) days after receipt of the written demand. The shareholder may notify the Company of his or her own estimate of the fair value of the shares and the amount of interest due, and may demand payment of that estimate.

     LITIGATION. If a demand for payment under Section 14-2-1327 of the Georgia Code remains unsettled, we must commence a nonjury equity valuation proceeding in the Superior Court of Forsyth County, Georgia, within 60 days after receiving the payment demand, and must petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within those 60 days, the Georgia Code requires us to pay each dissenting shareholder whose demand remains unsettled the amount demanded. The Company is required to make all dissenting shareholders whose demands remain unsettled parties to the proceeding and to serve a copy of the petition upon each of them. The court may appoint appraisers to receive evidence and to recommend a decision on fair value. Each dissenting shareholder made a party to the proceeding is entitled to judgment for the fair value of such holder's shares plus interest to the date of judgment.

     The court in an appraisal proceeding commenced under the foregoing provision must determine the costs of the proceeding, excluding fees and expenses of attorneys and experts for the respective parties, and must assess those costs against the Company, except that the court may assess the costs against all or some of the dissenting shareholders to the extent the court finds they acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 14-2-1327. The court also may assess the fees and expenses of attorneys and experts for the respective parties against the Company if the court finds we did not substantially comply with the requirements of specified provisions of Article 13 of the Georgia Code, or against either the Company or a dissenting shareholder if the court finds that such party acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the Georgia Code.

     If the court finds that the services of attorneys for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated, and that the fees for those services should be not assessed against the Company, the court may award those attorneys reasonable fees out of the amounts awarded the dissenting shareholders who were benefited. No action by any dissenting shareholder to enforce dissenters' rights may be brought more than three years after the effective date of the Reclassification, regardless of whether notice of the Articles of Amendment and of the right to dissent were given by the Company in compliance with the Dissenters' Notice and payment offer requirements.

     This is a summary of the material rights of a dissenting shareholder and is qualified in its entirety by reference to Article 13 of the Georgia Code, included as Appendix B to this proxy statement. If you intend to dissent from
              ----------
approval of the Articles of Amendment, you should review carefully the text of Appendix B and should also consult with your attorney. We will not give you any
----------
further notice of the events giving rise to dissenters' rights or any steps associated with perfecting dissenters' rights, except as indicated above or otherwise required by law.

     We have not made any provision to grant you access to any of the corporate files of the Company, except as may be required by the Georgia Code, or to obtain legal counsel or appraisal services at the expense of Forsyth Bancshares.

     Any dissenting shareholder who perfects his or her right to be paid the "fair value" of his or her shares will recognize taxable gain or loss upon receipt of cash for such shares for federal income tax purposes. See "Special Factors-Federal Income Tax Consequences of the Reclassification" on page 18.

             INFORMATION ABOUT FORSYTH BANCSHARES AND ITS AFFILIATES

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth for each director and executive officer of the Company: (1) the person's name and age at December 31, 2004; (2) the year he or she was first elected as a director of the Company; and (3) his or her position(s) with the Company, other than as a director, and his or her other business experience for the past five years.

                             POSITION WITH THE COMPANY
NAME (AGE)                   AND BUSINESS EXPERIENCE
-------------------------    -------------------------------------------

Catherine M. Amos (53)       Ms. Amos is a partner in Mashburn Farms, LP, Soma Properties and Slate
                             Properties, real estate management companies.  She is currently a member of
                             North Georgia Community Foundation Board of Directors, the Forsyth County
                             Parks and Recreation Board, and several other civic, social and community organizations.

Jeffrey S. Bagley (43)       Mr. Bagley has been a  Judge for the Superior Court of Forsyth County since
                             2000, and has served as the Chief Judge of the Superior Court of Forsyth
                             County since 2003.

Danny M. Bennett (44)        Mr. Bennett is the President of GeoCorp Development Co., Inc., a land development company located in Cumming, Georgia.  He is also a Vice
                             President and Construction Engineer with Georgia North Contracting, Inc.

Michael P. Bennett (60)      Mr. Bennett is a resident of Forsyth County, Georgia, and is on  the Board of
                             Directors for the Forsyth County Farm Bureau.  Mr. Bennett is also the Chief
                             Financial Officer and Secretary of 5 Bennett Farms, Inc. and served on the
                             Forsyth County Commission from 1987 to 1994 and from 1998 to 2002.  Mr.
                             Bennett has been a self-employed farmer since 1975.

Bryan L. Bettis (43)         Mr. Bettis has been the Vice President of Midway Building Supply, Inc. in
                             Alpharetta,  Georgia, since 1978.  Mr. Bettis is also the President of Bettis
                             Construction, Inc., a residential construction company.

Talmadge W. Bolton (71)      Mr. Bolton has been the Chief Executive Officer of Bolton's Truck Parts, Inc.
                             since 1978.

Charles R. Castleberry (51)  Mr. Castleberry has been employed by Progressive Lighting, Inc. as a manager and representative since 1985.

Timothy D. Foreman (40)      Mr. Foreman is the Senior Vice President, Chief Financial Officer, Secretary
                             and Treasurer of the Company.  He has over 15 years of experience in banking and joined the Company in August 2002.  He previously served as Chief
                             Financial Officer of The Buckhead Community Bank, and holds a Master of
                             Business Administration degree.

Charles D. Ingram (62)       Mr. Ingram is the owner and President of  I & S Investments, Inc.  He was formerly the President of Forsyth County Bank and served on the advisory board for Wachovia Bank.


Herbert A. Lang, Jr. (53)    Mr. Lang has been the owner of Lang Signs, Inc., a sign manufacturer, since
                             1973.


                                       37

                             POSITION WITH THE COMPANY
NAME (AGE)                   AND BUSINESS EXPERIENCE
-------------------------    -------------------------------------------

John P. McGruder (63)        Dr. McGruder has been the co-owner of Crestview Animal Hospital since
                             1984.

James J. Myers (55)          Mr. Myers is Chairman of the Company's Board of Directors and also
                             Chairman of the Board of Directors of the Bank.  He has been a CPA since
                             1976 and the owner of James J. Myers, CPA, PC since 1991.

Timothy M. Perry (43)        Mr. Perry serves as President and Chief Executive Officer of the  Company and
                             the Bank and has been an officer of the Bank since its inception.

Danny L. Reid (52)           Mr. Reid has been a co-owner of Reid & Reid Grading and Pipeline, LLP., a grading contractor and developer, since 1982.

Charles R. Smith (76)        Mr. Smith has presided as a Judge of the Municipal Court of Cumming,
                             Georgia, since 1992.  He is a retired former partner of Smith & Smith,
                             Attorneys at Law, with whom he was a partner since 1956.  Mr. Smith was an organizer, director and former Chairman of the Board of The Peoples Bank of
                             Forsyth County.

Wyatt L. Willingham (52)     Mr. Willingham is the President and General Manager of North Georgia Fast
                             Foods, Inc., with which he has been associated since 1973.

Jerry M. Wood (56)           Mr. Wood is the former President and owner of Wood Ace Hardware
                             Company.

     During the past five years, none of the above-named persons have been convicted in a criminal proceeding or have been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining him or her from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

STOCK  OWNERSHIP  BY  AFFILIATES

     The following table sets forth the number of shares of the Company's common stock that, as of August 1, 2005, were beneficially owned by (a) each director of the Company and (b) all executive officers and directors, as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Additionally, the address of each person is 651 Veterans Memorial Boulevard, Cumming, Georgia 30040.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

                                            % OF CLASS
                                        -------------------
                               NUMBER    BEFORE     AFTER
                             ---------  ---------  --------
NAME                         OF SHARES    RECLASSIFICATION   NATURE  OF  BENEFICIAL  OWNERSHIP
----                         ---------                       ---------------------------------

Catherine M. Amos (53)         85,337       4.5%       5.3%  Includes 11,454 shares owned jointly with Ms. Amos' husband, as to which shares Ms. Amos may be deemed to share voting and investment power.  Includes 6,883 shares owned as custodian for
                                                             Mrs. Amos' children under the Georgia Transfer to Minors Act, as to which shares Mrs. Amos may be deemed to share voting and investment power.

Jeffrey S. Bagley (43)         21,337       1.1%       1.3%  Includes 9,000 shares held by the trustee for the IRA of Mr.
                                                             Bagley.

Danny M. Bennett (44)          47,484       2.5%       2.9%  Includes 10,000 shares owned jointly with Mr. Bennett's wife, as to which shares Mr. Bennett may be deemed to share voting and investment power.  Includes 20,000 shares represented by
                                                             outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.  Includes 666 shares owned as custodian for Mr. Bennett's children under the Georgia Transfer to
                                                             Minors Act, as to which shares Mr. Bennett may be deemed to share voting and investment power.

Michael P. Bennett (60)        38,337       2.0%       2.1%  Includes 12,000 shares held by the trustee for the IRA of Mr.
                                                             Bennett.  Includes 3,217 shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power.  Includes 2,000 shares owned jointly with Mr. Bennett's children, as to which shares Mr. Bennett may be deemed to share voting and investment power.  Includes 1,000 shares owned by Mr. Bennett's children, as to which shares Mr.
                                                             Bennett may be deemed to share voting and investment power.

Bryan L. Bettis (43)           20,000       1.1%       1.2%  Includes 10,000 shares that are owned jointly with Mr. Bettis'
                                                             business partner, as to which shares Mr. Bettis may be deemed to share voting and investment power.

Talmadge W. Bolton (71)        40,842       2.1%       2.5%  Includes 20,666 shares that are held by the trustee for the Talmadge
                                                             W. Bolton Living Trust.

Thomas L. Bower III (53)+      40,666       2.1%       2.5%  Includes 20,000 shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.  Includes 666 shares owned jointly with Mr. Bower's spouse, as to which Mr. Bower may be deemed to share voting and investment power.

Charles R. Castleberry (51)    20,166       1.1%       1.2%  Includes 10,000 shares owned jointly with Mr. Castleberry's wife, as to which shares Mr. Castleberry may be deemed to share voting and investment power.  Includes 10,000 shares represented by outstanding but unexercised stock options, which are deemed to be beneficially owned by the optionee.  Includes 166 shares owned as custodian for Mr. Castleberry's children under the Georgia Transfer to Minors Act, as to which shares Mr. Castleberry may be deemed to share voting and investment power.

Timothy D. Foreman (40)           800         *          *   All 800 shares represent outstanding but unexercised nonqualified stock options issued to Mr. Foreman pursuant to the Company's
                                                             Long Term Incentive Compensation Plan.

Charles D. Ingram (62)         20,671       1.1%       1.3%

Herbert A. Lang, Jr. (53)      41,272       2.2%       2.6%


                                       39

                                            % OF CLASS
                                        -------------------
                               NUMBER    BEFORE     AFTER
                             ---------  ---------  --------
NAME                         OF SHARES    RECLASSIFICATION   NATURE  OF  BENEFICIAL  OWNERSHIP
----                         ---------                       ---------------------------------

John P. McGruder (63)          40,883       2.1%       2.5%  Includes 20,883 shares owned jointly with Mr. McGruder's wife, as to which shares Mr. McGruder may be deemed to share voting and investment power.

James J. Myers (55)            31,353       1.6%       1.9%

Timothy M. Perry (43)           8,671         *          *   Includes 2,671 shares owned jointly with Mr. Perry's wife, as to which shares Mr. Perry may be deemed to share voting and
                                                             investment power.  Includes 2,000 shares held by the trustee for the
                                                             IRA of Mr. Perry.  Includes 4,000 shares representing outstanding but unexercised nonqualified stock options issued to Mr. Perry pursuant to the Company's Long Term Incentive Compensation
                                                             Plan.

Danny L. Reid (52)             48,004       2.5%       3.0%  Includes 10,000 shares owned jointly with Mr. Reid's wife, as to which shares Mr. Reid may be deemed to share voting and
                                                             investment power.

Charles R. Smith (76)         101,272       5.3%       6.3%  Includes 101,272 shares held by C&E Family Partnership, LLP, as to which shares Mr. Smith may be deemed to share voting and investment power.

Wyatt L. Willingham (52)       31,737       1.7%       1.9%  Includes 10,065 shares owned jointly with Mr. Willingham's wife, as to which shares Mr. Willingham may be deemed to share voting and investment power.  Includes 400 shares owned by Mr.
                                                             Willingham's wife, as to which shares Mr. Willingham may be deemed to share voting and investment power.

Jerry M. Wood (56)             20,666       1.1%       1.2%  Includes 4,666 shares owned jointly with Mr. Wood's wife.
                                                             Includes 1,000 shares owned as custodian for Mr. Wood's child under the Georgia Transfer to Minors Act, as to which shares Mr.
                                                             Wood may be deemed to share voting and investment power.

ALL DIRECTORS AND
EXECUTIVE OFFICERS AS A
GROUP (18 PERSONS)            659,498      34.5%      40.3%

----------------------------------------
*    Less than 1% of class
+    Mr. Bower resigned from our board of directors effective September 26, 2005

RECENT  AFFILIATE  TRANSACTIONS  IN  FORSYTH  BANCSHARES  STOCK

     There have been no purchases of our common stock by the filing persons during the past 60 days. The Company has never repurchased any of its outstanding shares of common stock.

RELATED  PARTY  TRANSACTIONS

     Our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, have banking and other transactions in the ordinary course of business with Citizens Bank of Forsyth County. It is the policy of the Bank that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

MARKET  FOR  COMMON  STOCK  AND  DIVIDENDS

     There were no sales of securities by the Company in 2003 or 2004. There is currently no established market for our common stock, and an active trading market is not likely to develop. We do not have any plans to list our common stock on any stock exchange or on the over-the-counter market. As a result, investors who need or wish to dispose of all or any part of their common stock may be unable to do so except in private, directly negotiated sales.

     The Company has paid no dividends on its common stock since its organization. The principal source of the Company's cash flow, including cash flow to pay dividends to its shareholders, is dividends that the Bank pays to the Company as its sole shareholder. Statutory and regulatory limitations will apply to the Bank's payment of dividends to the Company, as well as to the Company's payment of dividends to its shareholders.

DESCRIPTION  OF  COMMON  STOCK

     COMMON STOCK. We are authorized by our articles of incorporation to issue 10,000,000 shares of common stock, no par value. As of the record date, we had 1,858,000 shares of common stock issued and outstanding and held by approximately 632 shareholders of record.

     All shares of common stock are entitled to share equally in dividends from funds legally available therefor, when, as and if declared by the board of directors, and upon liquidation or dissolution of the corporation, whether voluntary or involuntary, to share equally in the assets of the corporation available for distribution to shareholders. Each holder of common stock is entitled to one vote for each share on all matters submitted to the shareholders.

     There is no redemption right, sinking fund provision, or right of conversion in existence with respect to the common stock. Our articles of incorporation do not provide for preemptive rights to acquire additional shares of common stock when issued. All of the outstanding shares of common stock are fully paid and non-assessable.

PROTECTIVE PROVISIONS

     GENERAL. The Georgia Code and the Company's articles of incorporation and bylaws govern shareholders' rights and related matters. The Company's articles of incorporation and bylaws contain several provisions, which are summarized below, that may have an "anti-takeover" effect in that they could prevent an acquisition of the Company unless a potential acquiror has obtained the prior approval of the board of directors of the Company. These provisions may make it more difficult for the Company's shareholders to replace the board of directors or management, which may tend to perpetuate the incumbent board.

     PREFERRED STOCK. The existence of preferred stock could impede a takeover of the Company without the approval of its board of directors. This is because the board of directors could issue shares of preferred stock to persons friendly to current management, which could render more difficult or discourage any attempt to gain control of the Company through a proxy contest, tender offer, merger or otherwise. In addition, the issuance of shares of preferred stock with voting rights may adversely affect the rights of the holders of common stock and, in certain circumstances, could decrease the market price of the common stock.

INDEMNIFICATION

     The Company's articles of incorporation and bylaws contain indemnification provisions which provide that directors and officers of the Company (collectively, the "insiders") will be indemnified against expenses that they actually and reasonably incur if they are successful on the merits of a claim or proceeding to which the insider was made a party because he or she was a director or officer of the Company.

     The Company's articles of incorporation and bylaws also provide that the indemnification rights contained in the articles of incorporation and bylaws do not exclude other indemnification rights to which an insider may be entitled under any bylaw, resolution or agreement, either specifically or in general terms approved by the affirmative vote of the holders of a majority of the shares entitled to vote. The Company can also provide for greater indemnification than is provided in the articles of incorporation and bylaws if it chooses to do so, subject to approval by its shareholders. The Company cannot, however, indemnify an insider for liability arising out of circumstances that would cause the insider to remain liable for his or her actions as described under "-Limitation of Liability" below.

     The indemnification provisions of the bylaws specifically provide that may purchase and maintain insurance on behalf of any insider against any liability asserted against and incurred by him or her in his or her capacity as an insider, whether or not the Company would have had the power to indemnify against the liability.

     The Company is not aware of any pending or threatened action, suit or proceeding involving any of its insiders for which indemnification from the Company may be sought.

LIMITATION OF LIABILITY

     Article Six of the Company's articles of incorporation eliminates, with some exceptions, the potential personal liability of a director for monetary damages to the Company and to its shareholders for breach of a duty as a director. There is no elimination of liability for the following:

     - a breach of duty involving appropriation of a business opportunity of the Company;

     - an act or omission not in good faith or involving intentional misconduct or a knowing violation of law;

     - a transaction from which the director derives an improper material tangible personal benefit; or

     - any payment of a dividend or approval of a stock repurchase that is illegal under the Georgia Code.

     Article Six does not eliminate or limit the right of the Company or its shareholders to seek injunctive or other equitable relief not involving monetary damages.

     The Georgia Code allows Georgia corporations to include in their articles of incorporation a provision eliminating or limiting the liability of directors, except in the circumstances described above. As a result, the Company included Article Six in its articles of incorporation to encourage qualified individuals to serve and remain as directors of the Company. While the Company has not experienced any problems in locating directors, it could experience difficulty in the future as its business activities increase and diversify. The Company also adopted Article Six to enhance its ability to secure liability insurance for its directors at a reasonable cost. The board of directors believes that Article Six will enable the Company to secure this insurance on terms more favorable than if it were not included in the articles of incorporation.

TERMS  OF  THE  SERIES  A  PREFERRED  STOCK

     GENERAL. The shares of preferred stock to be issued in the Reclassification will be fully paid and nonassessable shares of preferred stock.

     RANK. The preferred stock, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, ranks senior to the common stock and to all other classes and series of equity securities of the Company, other than any classes or series of equity securities that the Company subsequently issued ranking on a parity with, or senior to the preferred stock, as to dividend rights and rights upon liquidation, dissolution or winding-up of the Company. The relative rights and preferences of the preferred stock may be subordinated to the relative rights and preferences of holders of subsequent issues of other series or classes of preferred stock and equity securities designated by the board of directors. The preferred stock is junior to indebtedness issued from time to time by the Company, including notes and debentures.

     DIVIDEND RIGHTS. Holders of preferred stock are entitled to a preference in the distribution of dividends, when and if declared and paid by the Company, so that holders of the preferred shares are entitled to receive dividends in an amount not less than that paid on common shares prior to the receipt of dividends by the holders of common stock. We are not required to pay any dividends on the preferred stock, and have the right to waive the declaration or payment of dividends. Any dividends waived by us will not accumulate to future periods and will not represent a contingent liability of the Company.

     PERPETUAL STOCK. The preferred stock is referred to as perpetual stock, which means stock that does not have a maturity date, cannot be redeemed at the option of the holder, and has no other provisions that will require future redemption of the issue.

     VOTING RIGHTS. Unlike the common stock, the Series A Preferred Stock will not have voting rights except under very limited circumstances. Holders of preferred stock are entitled to vote only upon proposals for a consolidation or merger of the Company, a share exchange, or a sale, lease, exchange or transfer of all or substantially all of the Company's assets (a "Change in Control") and upon which holders of our common stock are entitled to vote. For those matters on which holders of preferred stock are entitled to vote, such holders have the right to one vote for each such share, and are entitled to receive notice of any shareholders' meeting held to act upon such matters in accordance with the Company's bylaws. When voting on a proposed Change in Control, the holders of preferred stock vote together with the holders of common stock and not as a separate class.

     CONVERSION RIGHTS. The shares of preferred stock automatically convert to shares of common stock upon a Change in Control, with each share of preferred stock convertible into one share of common stock.

     LIQUIDATION RIGHTS. Holders of preferred stock are entitled to a preference in the distribution of assets of Forsyth Bancshares in the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, equal to the greater of the book value per share, the amount per share to be paid to common shareholders, or $10.00 per share.

     PREEMPTIVE RIGHTS. Holders of preferred stock do not have any preemptive rights to purchase any additional shares of preferred stock or shares of any other class of capital stock of Forsyth Bancshares that may be issued in the future.

     REDEMPTION RIGHTS. Holders of preferred stock have no right to require that we redeem their shares.

     ANTIDILUTION ADJUSTMENTS. If the number of our outstanding shares of common stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or any other company, by reason of any merger, consolidation, liquidation, reclassification, recapitalization, stock split up, combination of shares or stock dividend, an appropriate adjustment shall be made by the board of directors in the number and relative terms of the Series A Preferred Stock.

OTHER MATTERS

     The board of directors of the Company knows of no other matters that may be brought before the special meeting. If any other matter or matters incidental to Reclassification should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders. If you cannot be present in person at the special meeting, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

[__________],  2005

                 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

     The following historical financial data is derived from, and qualified by reference to, our Consolidated Financial Statements and the Notes thereto included in our Annual Report on Form 10-KSB for the year ended December 31, 2004 and our Quarterly Report on Form 10-QSB for the six months ended June 30, 2005. You should read the selected financial data set forth below in conjunction with the foregoing financial statements and notes and in the context of "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the reports listed above. The portions of our annual and quarterly reports described above are attached as Appendices C and D to this
                                                      ------------------
proxy  statement.

                                                                           As of and for the six       As of and for
                                                                               months ended            the year ended
                                                                               June 30, 2005         December 31, 2004
                                                                          -----------------------  ----------------------
(In thousands except per share data)
Net interest income                                                       $                2,705                   4,836
Provision for loan losses                                                                     96                     266
Other income                                                                                 418                     845
Other expense                                                                              2,294                   3,923
Income taxes                                                                                 271                     524
Net income                                                                $                  462                     968

PER COMMON SHARE
Basic earnings per share                                                  $                 0.25                    0.52
Diluted earnings  per share                                                                 0.24                    0.52
Cash dividends declared                                                                     0.00                    0.00
Book value                                                                $                 7.73                    7.53

AT PERIOD END
Loans, net                                                                $              108,593                 102,372
Earning assets                                                                           146,277                 128,237
Assets                                                                                   156,777                 137,196
Deposits                                                                                 140,165                 122,401
Shareholders' equity                                                      $               14,364                  13,999
Common shares outstanding                                                                  1,858                   1,858

AVERAGE BALANCES
Loans                                                                     $              105,539                  90,134
Earning assets                                                                           132,403                 114,141
Assets                                                                                   142,551                 123,504
Deposits                                                                                 127,411                 109,135
Shareholders' equity                                                      $               14,108                  13,585
Weighted average shares outstanding                                                        1,858                   1,846

KEY PERFORMANCE RATIOS
Return on average assets (annualized)                                                       0.65%                   0.78%
Return on average shareholders' equity (annualized)                                         6.60%                   7.13%
Net interest margin                                                                         4.12%                   4.24%
Dividend payout ratio                                                                       0.00                    0.00
Average equity to average assets                                                            9.90%                  11.00%
Ratio of earnings to fixed charges (including interest paid on deposits)                    1.56%                   1.85%
Ratio of earnings to fixed charges (excluding interest paid on deposits)                  122.16%                 336.71%

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma consolidated balance sheet as of June 30, 2005 (the "Pro Forma Balance Sheet") and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 (collectively, the "Pro Forma Statements of Operations") show the pro forma effect of the Reclassification. Pro forma adjustments to the Pro Forma Balance Sheet are computed as if the Reclassification occurred at June 30, 2005, while the pro forma adjustments to the Pro Forma Statements of Operations are computed as if the Reclassification were consummated on January 1, 2004, the earliest period presented. The following financial statements do not reflect any anticipated cost savings that may be realized by Forsyth Bancshares after consummation of the Reclassification.

     The pro forma information does not purport to represent what our results of operations actually would have been if the Reclassification had occurred on January 1, 2004.

                                           FORSYTH BANCSHARES, INC.
                                     Pro Forma Consolidated Balance Sheet
                                                June 30, 2005
                                                 (Unaudited)
                                            (Dollars in Thousands)
-------------------------------------------------------------------------------------------------------------
                                                                Forsyth               Pro-Forma     Pro-Forma
                                                               Historical            Adjustments    Combined
Assets
                                                                                    Debit  Credit
Cash and due from banks                                    $         3,123     (1)            (80)     3,043
Interest-bearing deposits in banks                                     236                               236
Federal funds sold                                                  17,865                            17,865
Securities available-for-sale, at fair value                        17,890                            17,890
Other investments                                                      330                               330
Loans, net                                                         108,593                           108,593
Premises and equipment                                               7,265                             7,265
Other assets                                                         1,475                             1,475
                                                           ----------------         ---------------  --------
          Total assets                                     $       156,777                    (80)   156,697
                                                           ================         ===============  ========

Liabilities and Stockholders' Equity

Deposits
    Noninterest-bearing                                    $        19,090                            19,090
    Interest-bearing                                               121,075                           121,075
                                                           ----------------         ---------------  --------
        Total deposits                                             140,165                           140,165
Other borrowings                                                     1,849                             1,849
Other liabilities                                                      399                               399
                                                           ----------------         ---------------  --------
        Total liabilities                                          142,413                           142,413
                                                           ----------------         ---------------  --------

Stockholders' equity
    Series A preferred stock                                                   (2)         (1,313)     1,313
    Common stock                                                    10,194   (1,2)  1,393              8,801
    Retained earnings                                                4,237                             4,237
    Accumulated other comprehensive income                             (67)                              (67)
                                                           ----------------         ---------------  --------
        Total stockholders' equity                                  14,364          1,393  (1,313)    14,284
                                                           ----------------         ---------------  --------

        Total liabilities and stockholders' equity         $       156,777          1,393  (1,393)   156,697
                                                           ================         ===============  ========

(1) Cost of the transaction including $80,000 in filing, legal and other fees
(2) Assumes the issuance of 239,425 shares of Series A
Preferred Stock, issued in exchange of 239,425 shares of common stock

Shares outstanding (common and Series A)                             1,858                             1,858
Book Value per common equivalent share                                7.73                              7.69
                                                           ================                          ========

See accompanying notes to pro forma consolidated financial statements.

                            FORSYTH BANCSHARES, INC.
                 Pro Forma Consolidated Statements Of Operations
                     For the Six Months Ended June 30, 2005
                                   (Unaudited)
                  (Dollars in Thousands, Except Per Share Data)

                                             Forsyth     Pro-Forma
                                           Historical   Adjustments  Pro-Forma
Interest income                            $     4,025                   4,025
Interest expense                                 1,320                   1,320
                                           -----------               ---------
      Net interest income                        2,705                   2,705

Provision for loan losses                           96                      96

Other income                                       418                     418
Other expenses                                   2,294                   2,294
                                           -----------               ---------

      Income  before income taxes                  733                     733

                                           -----------               ---------
Income tax expense                                 271                     271
                                           -----------               ---------

      Net income                                   462                     462
                                           ===========               =========

Basic earnings per share                   $      0.25                    0.29
                                           ===========               =========
Diluted earnings per share                 $      0.24                    0.24
                                           ===========               =========

See accompanying notes to pro forma consolidated financial statements.

                            FORSYTH BANCSHARES, INC.
                 Pro Forma Consolidated Statements Of Operations
                  For the Twelve Months Ended December 31, 2004
                                   (Unaudited)
                  (Dollars in Thousands, Except Per Share Data)

                                             Forsyth     Pro-Forma
                                           Historical   Adjustments  Pro-Forma
Interest income                            $     6,592            -      6,592
Interest expense                                 1,756            -      1,756
                                           -----------               ---------
      Net interest income                        4,836            -      4,836

Provision for loan losses                          266                     266

Other income                                       845            -        845
Other expenses                                   3,923                   3,923
                                           -----------               ---------

      Income  before income taxes                1,492                   1,492
                                           -----------               ---------

                                           -----------               ---------
Income tax expense                                 524                     524
                                           -----------               ---------

      Net income                                   968                     968
                                           ===========               =========

Basic earnings per share                   $      0.52                    0.60
                                           ===========               =========
Diluted earnings per share                 $      0.52                    0.52
                                           ===========               =========

See accompanying notes to pro forma consolidated financial statements.

                            FORSYTH BANCSHARES, INC.
              NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS


(1) The unaudited pro forma consolidated balance sheet as of June 30, 2005 and consolidated statements of operations for the year ended December 31, 2004 and for the six months ended June 30, 2005 have been prepared based on the historical consolidated balance sheets and statements of operations, which give effect to the Reclassification as if it had occurred on the earliest date presented.

(2) In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring nature.


                       WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the SEC. Copies of these reports and other information may be inspected and copied at the SEC's public reference facility located at 100 F Street, N.E., Room 1580, Washington, DC 20549, telephone (202) 551-8090. Copies of these reports and other information can also be obtained by mail at prescribed rates from the SEC at the address provided above, via telephone at 1-800-SEC-0330, or via the SEC's website at www.sec.gov.

     We have filed a Schedule 13E-3 under the Securities Exchange Act in connection with the Reclassification. This proxy statement does not contain all the information contained in the Schedule 13E-3 because certain portions have been omitted in accordance with SEC rules and regulations. The Schedule 13E-3 is available at the SEC for inspection and copying as described above.

                                   APPENDIX A
                                   ----------

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                            FORSYTH BANCSHARES, INC.


                                       I.

             The name of the corporation is FORSYTH BANCSHARES, INC.

                                       II.

     Effective the date hereof, the following Article Seven shall be added to the Articles of Incorporation of the Corporation:

                                 "ARTICLE SEVEN
                        RECLASSIFICATION OF COMMON STOCK
                        --------------------------------

          Upon the filing of these Articles of Amendment, each share of Common Stock outstanding immediately prior to such filing owned by a shareholder who is the record holder of 1,000 or fewer shares of such Common Stock shall, by virtue of the filing of these Articles of Amendment and without any action on the part of the holder thereof, hereafter be reclassified as Series A Preferred Stock, on the basis of one share of Series A Preferred Stock for each share of Common Stock so reclassified, which shares of Series A Preferred Stock shall thereupon be duly issued and outstanding, fully paid and nonassessable. Each share of Common Stock outstanding immediately prior to the filing of these Articles of Amendment owned by a shareholder who is the record holder of more than 1,000 shares of Common Stock shall not be reclassified and shall continue in existence as a share of Common Stock."




                            [signature page follows]

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be the "Amended and Restated Articles of Incorporation" to be signed by its duly authorized officer, this ____ day of ___________ 2005.



                                    FORSYTH BANCSHARES, INC.


                                    By:
                                         -------------------------------
                                         Timothy M. Perry
                                         President and Chief Executive Officer

                                   APPENDIX B
                                   ----------

                                ARTICLE 13 OF THE
                        GEORGIA BUSINESS CORPORATION CODE

14-2-1301.     DEFINITIONS.

As used in this article, the term:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

     (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

     (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

     (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (8) "Shareholder" means the record shareholder or the beneficial shareholder.

14-2-1302.  RIGHT TO DISSENT.

     (a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation is a party:

               (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or the articles of incorporation and the shareholder is entitled to vote on the merger, unless:

                    (i) The corporation is merging into a subsidiary corporation pursuant to Code Section 14-2-1104;

                    (ii) Each shareholder of the corporation whose shares were outstanding immediately prior to the effective time of the merger shall receive a like number of shares of the surviving corporation, with designations, preferences, limitations, and relative rights identical to those previously held by each shareholder; and

                    (iii) The number and kind of shares of the surviving corporation outstanding immediately following the effective time of the merger, plus the number and kind of shares issuable as a result of the merger and by conversion of securities issued pursuant to the merger, shall not exceed the total number and kind of shares of the corporation authorized by its articles of incorporation immediately prior to the effective time of the merger; or

               (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

          (4) An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

          (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his or her shares under this article may not challenge the corporate action creating his or her entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenters' rights.

     (c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

          (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

          (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

14-2-1303.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

14-2-1320.  NOTICE OF DISSENTERS' RIGHTS.

     (a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b) If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken.

14-2-1321.  NOTICE OF INTENT TO DEMAND PAYMENT.

     (a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

          (1) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (2)     Must not vote his shares in favor of the proposed action.

     (b) A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his shares under this article.

14-2-1322.  DISSENTERS' NOTICE.

     (a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

     (b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

          (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

          (4)     Be accompanied by a copy of this article.

14-2-1323.  DUTY TO DEMAND PAYMENT.

     (a)     A record shareholder sent a dissenters' notice described in Code
Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.

     (b) A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

14-2-1324.  SHARE RESTRICTIONS.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

14-2-1325.  OFFER OF PAYMENT.

     (a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall by notice to each dissenter who complied with Code Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (b)     The offer of payment must be accompanied by:

          (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3)     An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under Code Section 14-2-1327; and

          (5)     A copy of this article.

     (c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.

14-2-1326. FAILURE TO TAKE ACTION.

     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1322 and repeat the payment demand procedure.

14-2-1327.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:

          (1)     The dissenter believes that the amount offered under Code
Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or

          (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     (b) A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation's offer unless he or she notifies the corporation of his or her demand in writing under subsection
(a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.

     (c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

          (1) The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

          (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due.

14-2-1330.  COURT ACTION.

     (a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment.

14-2-1331.  COURT COSTS AND COUNSEL FEES.

     (a) The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

     (b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

          (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332.  LIMITATION OF ACTIONS.

     No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

                                   APPENDIX C
                                   ----------

                FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION
               AND ANALYSIS FOR THE SIX MONTHS ENDED JUNE 30, 2005

                         PART I - FINANCIAL INFORMATION

                          ITEM 1.  FINANCIAL STATEMENTS

                     FORSYTH BANCSHARES, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2005
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                             ASSETS
                             ------
Cash and due from banks                                  $  3,123
Interest-bearing deposits in banks                            236
Federal funds sold                                         17,865
Securities available-for-sale, at fair value               17,890
Restricted equity securities                                  330

Loans                                                     109,956
Less allowance for loan losses                              1,363
                                                         ---------
      Loans, net                                          108,593
                                                         ---------

Premises and equipment                                      7,265
Other assets                                                1,475
                                                         ---------

      TOTAL ASSETS                                       $156,777
                                                         =========


              LIABILITIES AND STOCKHOLDERS' EQUITY
              ------------------------------------

DEPOSITS
  Noninterest-bearing                                    $ 19,090
  Interest-bearing                                        121,075
                                                         ---------
      TOTAL DEPOSITS                                      140,165
Other borrowings                                            1,849
Other liabilities                                             399
                                                         ---------
      TOTAL LIABILITIES                                   142,413
                                                         ---------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common stock, no par value; 10,000,000
    shares authorized, 1,858,000 issued and outstanding    10,194
  Retained earnings                                         4,237
  Accumulated other comprehensive income                      (67)
                                                         ---------
      TOTAL STOCKHOLDERS' EQUITY                           14,364
                                                         ---------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $156,777
                                                         =========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  FORSYTH BANCSHARES, INC. AND SUBSIDIARY

                                     CONSOLIDATED STATEMENTS OF INCOME
                                         AND COMPREHENSIVE INCOME
                                 THREE MONTHS ENDED JUNE 30, 2005 AND 2004
                                AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                                (UNAUDITED)
                                          (DOLLARS IN THOUSANDS,
                                          EXCEPT PER SHARE DATA)


                                                              THREE MONTHS ENDED           SIX MONTHS ENDED
                                                                   JUNE 30,                    JUNE 30,
                                                           -------------------------  --------------------------
                                                               2005         2004          2005          2004
                                                           -----------  ------------  ------------  ------------
INTEREST INCOME
  Loans                                                    $     1,834  $     1,386   $     3,548   $     2,731
  Taxable securities                                               197          137           386           311
  Nontaxable securities                                             10           15            21            29
  Deposits in banks                                                  3            2             8             3
  Federal funds sold                                                28            6            62            12
                                                           -----------  ------------  ------------  ------------
      TOTAL INTEREST INCOME                                      2,072        1,546         4,025         3,086
                                                           -----------  ------------  ------------  ------------

INTEREST EXPENSE
  Deposits                                                         701          370         1,314           734
  Other borrowings                                                   5            2             6             3
                                                           -----------  ------------  ------------  ------------
      TOTAL INTEREST EXPENSE                                       706          372         1,320           737
                                                           -----------  ------------  ------------  ------------

      NET INTEREST INCOME                                        1,366        1,174         2,705         2,349
PROVISION FOR LOAN LOSSES                                           53           32            96            60
                                                           -----------  ------------  ------------  ------------
      NET INTEREST INCOME AFTER
        PROVISION FOR LOAN LOSSES                                1,313        1,142         2,609         2,289
                                                           -----------  ------------  ------------  ------------

OTHER INCOME
  Service charges on deposit accounts                               78           69           142           139
  Gains on sales of securities available-for-sale                    2            4             2            26
  Other operating income                                           145          154           274           277
                                                           -----------  ------------  ------------  ------------
      TOTAL OTHER INCOME                                           225          227           418           442
                                                           -----------  ------------  ------------  ------------

OTHER EXPENSES
  Salaries and other employee benefits                             625          557         1,238         1,082
  Occupancy and equipment expenses                                 152          122           302           247
  Other operating expenses                                         406          303           754           586
                                                           -----------  ------------  ------------  ------------
      TOTAL OTHER EXPENSES                                       1,183          982         2,294         1,915
                                                           -----------  ------------  ------------  ------------

      INCOME  BEFORE INCOME TAXES                                  355          387           733           816

INCOME TAX EXPENSE                                                 137          137           271           290
                                                           -----------  ------------  ------------  ------------

      NET INCOME                                                   218          250           462           526
                                                           -----------  ------------  ------------  ------------

OTHER COMPREHENSIVE INCOME (LOSS)
  Unrealized gains (losses) on securities
    available-for-sale arising during period, net of tax            92         (198)          (97)         (162)
                                                           -----------  ------------  ------------  ------------

      COMPREHENSIVE INCOME                                 $       310  $        52   $       365   $       364
                                                           ===========  ============  ============  ============

BASIC EARNINGS PER SHARE                                   $      0.12  $      0.14   $      0.25   $      0.29
                                                           ===========  ============  ============  ============

DILUTED EARNINGS PER SHARE                                 $      0.12  $      0.14   $      0.24   $      0.29
                                                           ===========  ============  ============  ============

CASH DIVIDENDS PER SHARE                                   $         -  $         -   $         -   $         -
                                                           ===========  ============  ============  ============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      FORSYTH BANCSHARES, INC. AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                      SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                    (UNAUDITED)
                               (DOLLARS IN THOUSANDS)


                                                                  2005       2004
                                                                ---------  --------
OPERATING ACTIVITIES
  Net income                                                    $    462   $   526
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                                     184       155
    Provision for loan losses                                         96        60
    Writedown on other real estate owned                              39         -
    Gain on sales of securities available-for-sale                    (2)      (26)
    Net other operating activities                                   (15)     (101)
                                                                ---------  --------

        Net cash provided by operating activities                    764       614
                                                                ---------  --------

INVESTING ACTIVITIES
  Purchases of securities available-for-sale                      (9,082)        -
  Proceeds from maturities of securities available-for-sale        1,474     2,612
  Proceeds from sales of securities available-for-sale             7,556     6,734
  (Purchase)redemption of restricted equity securities               (89)       52
  Net (increase)decrease in interest-bearing deposits in banks        34       (58)
  Net increase in federal funds sold                             (11,775)   (6,231)
  Net increase in loans                                           (6,317)   (3,641)
  Purchase of premises and equipment                                 (18)   (1,408)
                                                                ---------  --------

        Net cash used in investing activities                    (18,217)   (1,940)
                                                                ---------  --------

FINANCING ACTIVITIES
  Net increase in deposits                                        17,764       679
  Net increase in other borrowings                                 1,339       101
  Proceeds from exercise of stock options                              -       272
                                                                ---------  --------

        Net cash provided by financing activities                 19,103     1,052
                                                                ---------  --------

Net increase(decrease) in cash and due from banks                  1,650      (274)

Cash and due from banks at beginning of period                     1,473     3,617
                                                                ---------  --------

Cash and due from banks at end of period                        $  3,123   $ 3,343
                                                                =========  ========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     FORSYTH BANCSHARES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1.   BASIS OF PRESENTATION

          The consolidated financial information for Forsyth Bancshares, Inc. (the "Company") included herein is unaudited; however, such information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the interim period.

          The results of operations for the three and six month periods ended June 30, 2005 are not necessarily indicative of the results to be expected for the full year.


NOTE 2.   STOCK COMPENSATION PLANS

          At June 30, 2005, the Company has two stock-based employee compensation plans. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. No stock-based employee compensation cost is reflected in net income, as all options granted under those plans had an exercise price equal to the market value of the underlying stock on the date of grant. The following table illustrates the effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

                                                            THREE MONTHS ENDED JUNE 30,
                                                           ----------------------------
                                                                2005           2004
                                                           -------------  -------------
          Net income, as reported                          $         218  $         250
          Deduct: Total stock-based employee compensation
              expense determined under fair value based
              method for all awards, net of tax                        0              0
                                                           -------------  -------------
          Pro forma net income                             $         218  $         250
                                                           =============  =============
          Earnings per share:
            Basic - as reported                            $         .12  $         .14
                                                           =============  =============
            Basic - pro forma                              $         .12  $         .14
                                                           =============  =============
            Diluted - as reported                          $         .12  $         .14
                                                           =============  =============
            Diluted - pro forma                            $         .12  $         .14
                                                           =============  =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2.   STOCK COMPENSATION PLANS (CONTINUED)

                                                            SIX MONTHS ENDED JUNE 30,
                                                           --------------------------
                                                               2005          2004
                                                           ------------  ------------
          Net income, as reported                          $        462  $        526
          Deduct: Total stock-based employee compensation
              expense determined under fair value based
              method for all awards, net of tax                       0             0
                                                           ------------  ------------
          Pro forma net income                             $        462  $        526
                                                           ============  ============
          Earnings per share:
            Basic - as reported                            $       0.25  $       0.29
                                                           ============  ============
            Basic - pro forma                              $       0.25  $       0.29
                                                           ============  ============
            Diluted - as reported                          $       0.24  $       0.29
                                                           ============  ============
            Diluted - pro forma                            $       0.24  $       0.29
                                                           ============  ============

NOTE 3.   EARNINGS PER SHARE

          Presented below is a summary of the components used to calculate basic and diluted earnings per common share.

                                                            THREE MONTHS ENDED JUNE 30,
                                                            ----------------------------
                                                                2005          2004
                                                            ----------------------------
            Basic Earnings Per Share:
              Weighted average common shares outstanding        1,858,000      1,844,253
                                                            =============  =============

              Net income                                    $         218  $         250
                                                            =============  =============

              Basic earnings  per share                     $        0.12  $        0.14
                                                            =============  =============

            Diluted Earnings Per Share:
              Weighted average common shares outstanding        1,858,000      1,844,253
              Net effect of the assumed exercise of stock
                options based on the treasury stock method
                using average market prices for the year           28,865            490
                                                            -------------  -------------
              Total weighted average common shares and
                common stock equivalents outstanding            1,886,865      1,844,743
                                                            =============  =============

            Net income                                      $         218  $         250
                                                            =============  =============

            Diluted earnings per share                               0.12           0.14
                                                            =============  =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 3.     EARNINGS PER SHARE (CONTINUED)

                                                              SIX MONTHS ENDED JUNE 30,
                                                              --------------------------
                                                                  2005          2004
                                                              --------------------------
              Basic Earnings Per Share:
                Weighted average common shares outstanding       1,858,000     1,835,022
                                                              ============  ============

                Net income                                    $        462  $        526
                                                              ============  ============

                Basic earnings  per share                     $       0.25  $       0.29
                                                              ============  ============

              Diluted Earnings Per Share:
                Weighted average common shares outstanding       1,858,000     1,835,022
                Net effect of the assumed exercise of stock
                  options based on the treasury stock method
                  using average market prices for the year          28,865           490
                                                              ------------  ------------
                Total weighted average common shares and
                  common stock equivalents outstanding           1,886,865     1,835,512
                                                              ============  ============

              Net income                                      $        462  $        526
                                                              ============  ============

              Diluted earnings per share                      $       0.24  $       0.29
                                                              ============  ============


NOTE  4.  CURRENT ACCOUNTING DEVELOPMENTS

In December 2004, the FASB published Statement No. 123 (revised 2004), "Share-Based Payment" ("FAS 123(R)" or the "Statement"). FAS 123(R) requires that the compensation cost relating to share-based payment transactions, including grants of employee stock options, be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. FAS 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. FAS 123(R) is a replacement of FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related interpretive guidance (APB 25).

The effect of the Statement will be to require entities to measure the cost of employee services received in exchange for stock options based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award. FAS 123(R) permits entities to use any option-pricing model that meets the fair value objective in the Statement.

The Company will be required to apply FAS 123(R) as of the beginning of its first interim period that begins after December 15, 2005, which will be the year ending December 31, 2006.

FAS 123(R) allows two methods for determining the effects of the transition: the modified prospective transition method and the modified retrospective method of transition. Under the modified prospective transition method, an entity would use the fair value based accounting method for all employee awards granted, modified, or settled after the effective date. As of the effective date, compensation cost related to the nonvested portion of awards outstanding as of that date would be based on the grant-date fair value of those awards as calculated under the original provisions of Statement No. 123; that is, an entity would not remeasure the grant-date fair value estimate of the unvested portion of awards granted prior to the effective date. An entity will have the further option to either apply the Statement to only the quarters in the period of adoption and subsequent periods, or apply the Statement to all quarters in the fiscal year of adoption. Under the modified retrospective method of transition, an entity would revise its previously issued financial statements to recognize employee compensation cost for prior periods presented in accordance with the original provisions of Statement No. 123.

Although it has not yet completed its study of the transition methods, the Company believes it will elect the modified prospective transition method. Under this method, the Company estimates that the adoption of FAS 123(R) will require the Company to record approximately $37,000 of stock compensation expense in the year ended December 31, 2006 related to employee options issued and outstanding at June 30, 2005. The impact of this Statement on the Company in fiscal 2006 and beyond will depend upon various factors, among them being our future compensation strategy. The pro forma compensation costs presented in the table above and in prior filings for the Company have been calculated using a Black-Scholes option pricing model and may not be indicative of amounts which should be expected in future years. No decisions have been made as to which option-pricing model is most appropriate for the Company for future awards.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is management's discussion and analysis of certain significant factors which have affected the financial position and operating results of Forsyth Bancshares, Inc. and its bank subsidiary, The Citizens Bank of Forsyth County (the "Bank"), during the periods included in the accompanying consolidated financial statements.

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

Certain of the statements made herein under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") are forward-looking statements for purposes of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Forsyth Bancshares, Inc. to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements include statements using words such as "may," "will," "anticipate," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "may," "intend," or other similar words and expressions of the future. Our actual results may differ significantly from the results we discuss in these forward-looking statements.

These forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and other interest-sensitive assets and liabilities;

interest rate risks; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating regionally, nationally, and internationally, together with such competitors offering banking products and services by mail, telephone, computer, and the Internet.

CRITICAL ACCOUNTING POLICIES

We have adopted various accounting policies which govern the application of accounting principles generally accepted in the United States in the preparation of our financial statements. Our significant accounting policies are described in the footnotes to the consolidated financial statements at December 31, 2004 as filed on our annual report on Form 10-KSB.

Certain accounting policies involve significant judgments and assumptions by us which have a material impact on the carrying value of certain assets and liabilities. We consider these accounting policies to be critical accounting policies. The judgments and assumptions we use are based on historical experience and other factors, which we believe to be reasonable under the circumstances. Because of the nature of the judgments and assumptions we make, actual results could differ from these judgments and estimates which could have a material impact on our carrying values of assets and liabilities and our results of operations.

We believe the allowance for loan losses is a critical accounting policy that requires the most significant judgments and estimates used in preparation of our consolidated financial statements. Refer to the portion of this discussion that addresses our allowance for loan losses for a description of our processes and methodology for determining our allowance for loan losses.


LIQUIDITY AND CAPITAL RESOURCES

We consider our liquidity to be adequate to meet operating and loan funding requirements at June 30, 2005. At June 30, 2005, the liquidity ratio (i.e. cash, short-term assets and marketable assets divided by deposits) was approximately 21.33% and the loan to deposit ratio was approximately 78.4%. As the loan portfolio grows, we will continue to monitor the liquidity and make adjustments as deemed necessary. Investing our available funds in loans and other high yielding securities will increase earnings potential.

Requirements by banking regulators include the monitoring of risk-based capital guidelines for banks and holding companies that are designed to make capital requirements more sensitive to differences in risk profiles and account for off balance sheet items. We exceed the regulatory minimums on capital requirements and ratios. However, as we continue to grow and the loan portfolio increases, these ratios should adjust downward. Management will monitor these amounts and ratios on a continuous basis. The minimum capital requirements and the actual capital ratios on a consolidated and bank-only basis are as follows:

                                                      ACTUAL
                                           ----------------------------   REGULATORY
                                                                            MINIMUM
                                           CONSOLIDATED       BANK        REQUIREMENT
                                           -------------  -------------  -------------
               Leverage capital ratios            10.07%          8.42%          4.00%
               Risk-based capital ratios:
                 Tier I capital                   11.46           9.60           4.00
                 Total capital                    12.54          10.70           8.00

OFF-BALANCE SHEET RISK

We are a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of our customers. These financial instruments include commitments to extend credit and standby letters of credit. Such commitments involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amount recognized in the balance sheets.

Our exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. We use the same credit policies in making commitments and conditional obligations as we do for on-balance sheet instruments. A summary of our commitments is as follows:

                                                    JUNE 30,
                                                      2005
                                             ----------------------
                                             (Dollars in Thousands)
               Commitments to extend credit  $               18,845
               Letters of credit                                854
                                             ----------------------
                                             $               19,699
                                             ======================

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if deemed necessary by us upon extension of credit, is based on our credit evaluation of the customer.

Standby letters of credit are conditional commitments issued by us to guarantee the performance of a customer to a third party. Those letters of credit are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Collateral is required in instances which we deem necessary.

FINANCIAL CONDITION

Following is a summary of our balance sheets for the periods indicated:

                                                        JUNE 30,     DECEMBER 31,
                                                         2005           2004
                                                   ---------------  ---------------
                                                        (Dollars in Thousands)
                                                   --------------------------------
               Cash and due from banks             $         3,123  $        1,473
               Interest-bearing deposits in banks              236             270
               Federal funds sold                           17,865           6,090
               Securities                                   18,220          18,234
               Loans, net                                  108,593         102,372
               Premises and equipment                        7,265           7,431
               Other assets                                  1,475           1,326
                                                   ---------------  ---------------
                                                   $       156,777  $      137,196
                                                   ===============  ===============

               Deposits                            $       140,165  $      122,401
               Other borrowings                              1,849             510
               Other liabilities                               399             286
               Stockholders' equity                         14,364          13,999
                                                   ---------------  ---------------
                                                   $       156,777  $      137,196
                                                   ===============  ===============

Total assets increased by 14.27% for the first six months of 2005. Deposit growth of $17,764,000 and an increase in other borrowings of $1,339,000 has been used to fund loan growth of $6,221,000, increase cash by $1,650,000 and federal funds sold by $11,775,000. Our loan to deposit ratio has decreased to 78.45% as of June 30, 2005 as compared to 84.67% as of December 31, 2004. The decrease is due to deposits growing at a faster rate than loans. CD's over $100,000 have increased by approximately $8.8 million since December 31, 2004 due in part to the acquisition of a $3 million public fund deposit with a term of one year and a rate of 4.1%. As of June 30, 2005 public funds deposits with one entity totaled $11 million. We also received a $4.5 million deposit during the last week of the quarter and the bank does not expect to retain these funds. Other borrowings increased due to a $1.3 million advance from the Federal Home Loan Bank of Atlanta to fund a long-term loan. Our current federal funds, investment securities and continued deposit growth should provide the funds for expected loan growth in the future. Stockholders' equity has increased by $365,000 due to net income of $462,000, and decreases of unrealized gains on sales of securities available-for-sale, net of tax, of $97,000.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004 AND FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

Following is a summary of our operations for the periods indicated.

                                               THREE MONTHS ENDED
                                                    JUNE 30,
                                               2005          2004
                                          -------------  -------------
                                             (Dollars in Thousands)
                                          ----------------------------
               Interest income            $       2,072  $       1,546
               Interest expense                     706            372
                                          -------------  -------------
               Net interest income                1,366          1,174
               Provision for loan losses             53             32
               Other income                         225            227
               Other expense                      1,183            982
                                          -------------  -------------
               Pretax income                        355            387
               Income taxes                         137            137
                                          -------------  -------------
               Net income                 $         218  $         250
                                          =============  =============

                                               SIX MONTHS ENDED
                                                   JUNE 30,
                                              2005           2004
                                          -------------  -------------
                                             (Dollars in Thousands)
                                          ----------------------------
               Interest income            $       4,025  $       3,086
               Interest expense                   1,320            737
                                          -------------  -------------
               Net interest income                2,705          2,349
               Provision for loan losses             96             60
               Other income                         418            442
               Other expense                      2,294          1,915
                                          -------------  -------------
               Pretax income                        733            816
               Income taxes                         271            290
                                          -------------  -------------
               Net income                 $         462  $         526
                                          =============  =============

Our net interest income has increased by $192,000 and $356,000 for the second quarter and first six months of 2005, respectively, as compared to the same periods in 2004. Our net interest margin decreased to 4.12% during the first six months of 2005 as compared to 4.40% for the first six months of 2004. Interest income and expense are both higher due to a combination of increased footings and higher interest rates. The intensifying competition and recent rise in interest rates has pushed our cost of funds to 2.41% for the first six months of 2005 as compared to 1.68% for the first six months of 2004.

The provision for loan losses increased by $21,000 and $36,000 for the second quarter and the first six months of 2005, respectively, as compared to the same periods in 2004. We incurred net charge-offs of $3,000 in the first six months of 2005 as compared to $24,000 in the first six months of 2004. Based upon our evaluation of the loan portfolio, we believe the allowance for loan losses to be adequate to absorb losses on existing loans that may become uncollectible. Our evaluation considers significant factors relative to the credit risk and loss exposure in the loan portfolio, including past due and classified loans, historical experience, underlying collateral values, and current economic conditions that may affect the borrower's ability to repay. The allowance for loan losses is evaluated by segmenting the loan portfolio into unclassified and classified loans. An allowance percentage is applied to the unclassified loans to establish a general allowance for loan losses. The allowance percentage determined is based upon our experience specifically and the historical experience of the banking industry generally. The classified loans, including impaired loans, are analyzed individually in order to establish a specific allowance for loan losses. The total of these allowances are compared to the minimum allowance level range in accordance with internal policy, (1.20% to 1.30% of total loans outstanding), with the greater amount being recorded as the allowance for loan losses.

Information with respect to nonaccrual, past due and restructured loans at June 30, 2005 and 2004 is as follows:

                                                                                  JUNE 30,
                                                                        ----------------------------
                                                                            2005           2004
                                                                        -------------  -------------
                                                                            (Dollars in Thousands)
                                                                        ----------------------------
Nonaccrual loans                                                        $          66  $           0
Loans contractually past due ninety days or more as to interest
  or principal payments and still accruing                                          0              0
Restructured loans                                                                  0              0
Potential problem loans                                                            20             49
Interest income that would have been recorded on nonaccrual
  and restructured loans under original terms                                       0              0
Interest income that was recorded on nonaccrual and restructured loans              0              0


Potential problem loans are defined as loans about which we have serious doubts as to the ability of the borrower to comply with the present loan repayment terms and which may cause the loan to be placed on nonaccrual status, to become past due more than ninety days, or to be restructured.

It is our policy to discontinue the accrual of interest income when, in the opinion of management, collection of interest becomes doubtful. This status is accorded interest when (1) there is a significant deterioration in the financial condition of the borrower and full repayment of principal and interest is not expected and (2) the principal or interest is more than ninety days past due, unless the loan is both well-secured and in the process of collection.

Loans classified for regulatory purposes as loss, doubtful, substandard, or special mention that have not been included in the table above do not represent or result from trends or uncertainties which management reasonably expects will materially impact future operating results, liquidity or capital resources. These classified loans do not represent material credits about which management is aware of any information which causes management to have serious doubts as to the ability of such borrowers to comply with the loan repayment terms.

Information regarding certain loans and allowance for loan loss data through June 30, 2005 and 2004 is as follows:

                                                                        SIX MONTHS ENDED
                                                                            JUNE 30,
                                                                   ---------------------------
                                                                       2005          2004
                                                                   ------------  -------------
                                                                     (Dollars in Thousands)
                                                                   ---------------------------
Average amount of loans outstanding                                $   105,539   $     84,439
                                                                   ============  =============

Balance of allowance for loan losses at beginning of period        $     1,270   $      1,033
                                                                   ------------  -------------

Loans charged off
  Commercial and financial                                         $        (0)  $         (8)
  Real estate mortgage                                                      (0)            (0)
  Installment                                                               (4)           (22)
                                                                   ------------  -------------
                                                                            (4)           (30)
                                                                   ------------  -------------

Loans recovered
  Commercial and financial                                                   0              4
  Real estate mortgage                                                       0              0
  Installment                                                                1              2
                                                                   ------------  -------------
                                                                             1              6
                                                                   ------------  -------------

Net charge-offs                                                             (3)           (24)
                                                                   ------------  -------------

Additions to allowance charged to operating expense during period           96             60
                                                                   ------------  -------------

Balance of allowance for loan losses at end of period              $     1,363   $      1,069
                                                                   ============  =============

Ratio of net loans charged off during the period to
  average loans outstanding                                               0.01%          0.03%
                                                                   ============  =============

Other income has decreased by $2,000 and $24,000 during the second quarter and first six months of 2005, respectively, as compared to the same periods in 2004. The decrease for the first six months is due to decreased gain on sale of securities.

Other expenses increased by $201,000 and $379,000 during the second quarter and first six months of 2005, respectively, as compared to the same periods in 2004 due to increased salaries and employee benefits of $68,000 and $156,000, respectively, increased occupancy expense of $30,000 and $55,000, respectively, and increased other operating expenses of $103,000 and $168,000, respectively. Salaries and other employee benefits increased due to annual salary increases and the hiring of additional staff. Occupancy and equipment expense increased due to the Free Home office opening in November 2004. Other operating expenses increased due to the additional expense of promoting and operating a new branch; a one-time write down in the second quarter of $39,000 on other real estate owned to reflect the sales price in a new contract on the property; an increase in directors' fees of $15,000 and $20,000, respectively, due to an increase in fees paid to directors as specified in the Director Compensation section of the 2005 Proxy Statement; and an increase in accounting and audit fees of $5,000 and $28,000, respectively, due to costs associated with compliance of Section 404 of the Sarbanes-Oxley Act.

The provision for income taxes was $271,000 for the first six months of 2005 (effective tax rate of 37%) as compared to $290,000 for the first six months of 2004 (effective tax rate of 35.5%).

Overall, net income has decreased by $32,000 for the second quarter and $64,000 for the first six months of 2005, respectively, as compared to the same periods in 2004. The decrease in net income is due to the increase in non-interest expense offset by the increase in net interest income.

We are not aware of any known trends, events or uncertainties, other than the effect of events as described above, that will have or that are reasonably likely to have a material effect on its liquidity, capital resources or operations. We are also not aware of any current recommendations by the regulatory authorities which, if they were implemented, would have such an effect.

                                   APPENDIX D
                                   ----------

                FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION
                AND ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2004

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is a discussion of our financial condition and the financial condition of our bank subsidiary, The Citizens Bank of Forsyth County, at December 31, 2004 and 2003 and the results of operations for the years then ended. The purpose of this discussion is to focus on information about our financial condition and results of operations that are not otherwise apparent from our audited consolidated financial statements. Reference should be made to those statements and the selected financial data presented elsewhere in this report for an understanding of the following discussion and analysis.

FORWARD-LOOKING  STATEMENTS

We may from time to time make written or oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to stockholders. Statements made in this report, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in our market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. We caution that these factors are not exclusive. We do not undertake to update any forward-looking statement that may be made from time to time by us, or on our behalf.

                          CRITICAL ACCOUNTING POLICIES

We have adopted various accounting policies which govern the application of accounting principles generally accepted in the United States in the preparation of our financial statements. Our significant accounting policies are described in the footnotes to the consolidated financial statements at December 31, 2004 as filed on our annual report on Form 10-KSB.

Certain accounting policies involve significant judgments and assumptions by us which have a material impact on the carrying value of certain assets and liabilities. We consider these accounting policies to be critical accounting policies. The judgments and assumptions we use are based on historical experience and other factors, which we believe to be reasonable under the circumstances. Because of the nature of the judgments and assumptions we make, actual results could differ from these judgments and estimates which could have a material impact on our carrying values of assets and liabilities and our results of operations.

We believe the allowance for loan losses is a critical accounting policy that requires the most significant judgments and estimates used in preparation of our consolidated financial statements. Refer to the portion of this discussion that addresses our allowance for loan losses for a description of our processes and methodology for determining our allowance for loan losses.

OVERVIEW

In 2004 we enjoyed substantial loan and deposit growth. This growth caused our net income to increase to $967,991, as compared to $842,135 in 2003. We opened a branch in the Free Home community of Cherokee County. The new office will allow us to better serve the residents of western Forsyth County and the growing but underserved Free Home area of Cherokee County. We also purchased land in northern Forsyth County at the intersection of Martin Road and State Road 400 for future expansion. Forsyth County continues to grow and we believe our expansion plans will help us meet the financial needs of the county's residents.

We face increased competition as established banks expand their branch network and a new community bank opened in the county. The competition will put additional pressure on our net interest margin.

We expanded our product line by offering internet banking and bill payment to our customers. Customers can view balances and recent account activity, perform transfers between their accounts and pay bills online. Internet banking and bill payment was added to accommodate existing customers and attract new customers.

We raised $280,330 in capital through several of our directors and an employee exercising stock options granted to them. 1.858 million shares were outstanding at December 31, 2004. The additional capital will be used to fund the bank's growth.

FINANCIAL  CONDITION  AT  DECEMBER  31,  2004  AND  2003

The  following  is  a  summary  of  our  balance  sheet for the years indicated:

                                            December 31,
                                         2004          2003
                                       (Dollars in Thousands)
Cash and due from banks             $        1,473  $     3,616
Interest-bearing deposits in banks             270          224
Federal funds sold                           6,090        4,467
Securities                                  18,234       24,985
Loans, net                                 102,372       81,921
Premises and equipment                       7,431        5,324
Other assets                                 1,326          812
                                    --------------  -----------
                                    $      137,196  $   121,349
                                    ==============  ===========

Total deposits                      $      122,401  $   107,724
Other liabilities                              796          753
Stockholders' equity                        13,999       12,872
                                    --------------  -----------
                                    $      137,196    # 121,349
                                    ==============  ===========

As of December 31, 2004, we had total assets of $137.2 million, an increase of 13.1% over December 31, 2003. Total interest-earning assets were $128.2 million at December 31, 2004 or 93.4% of total assets as compared to 92.8% of total assets at December 31, 2003. Our primary interest-earning assets at December 31, 2004 were loans, which made up 80.8% of total interest-earning assets as compared to 73.7% at December 31, 2003. Our loan to deposit ratio was 84.7% at December 31, 2004 as compared to 77.0% at December 31, 2003. The company's source of funds came primarily from deposit growth of

$14.7 million and decreases of $6.7 million in the securities portfolio and $2.1 million in cash and due from banks. These funds were primarily used to increase in federal funds sold by $1.6 million, increase premises and equipment by $2.1 million and fund loan growth of $20.7 million.

Our securities portfolio, consisting of U.S. Agency securities, state and municipal securities, corporate securities, mortgage-backed securities collateralized mortgage obligations and restricted equity securities, amounted to $18.2 million at December 31, 2004. Net unrealized gains on securities amounted to $48,000 at December 31, 2004 as compared to net unrealized gains of $268,000 at December 31, 2003. Management has not specifically identified any securities for sale in future periods, which, if so designated, would require a charge to operations if the market value would not be reasonably expected to recover prior to the time of sale.

We have 81% of our loan portfolio collateralized by real estate located in our primary market area of Forsyth County and surrounding counties. Our real estate mortgage portfolio consists of loans collateralized by one-to-four-family residential properties (26%), construction loans to build one-to-four family residential properties (33%), and nonresidential properties consisting primarily of small business commercial properties (41%). We generally require that loans collateralized by real estate not exceed 80% of the collateral value.

The remaining 19% of the loan portfolio consist of commercial, consumer and other loans. We require collateral commensurate with the repayment ability and creditworthiness of the borrower.

The specific economic and credit risks associated with our loan portfolio, especially the real estate portfolio, include, but are not limited to, a general downturn in the economy which could affect unemployment rates in our market area, general real estate market deterioration, interest rate fluctuations, deteriorated or non-existing collateral, title defects, inaccurate appraisals, financial deterioration of borrowers, fraud and any violation of banking protection laws. Construction lending can also present other specific risks to the lender such as whether developers can find builders to buy lots for home construction, whether the builders can obtain financing for the construction, whether the builders can sell the home to a buyer and whether the buyer can obtain permanent financing. Currently, real estate values and employment trends in our market area are stable with no indications of a significant downturn in the local economy. However, we cannot predict the impact global events will have on our local economy.

We attempt to reduce these economic and credit risks not only by adhering to loan to value guidelines, but also by investigating the creditworthiness of the borrower and monitoring the borrower's financial position. Also, we establish and periodically review our lending policies and procedures. State banking regulations limit exposure by prohibiting secured loan relationships that exceed 25% of the Bank's statutory capital and unsecured loan relationships that exceed 15% of the Bank's statutory capital.

LIQUIDITY  AND  CAPITAL  RESOURCES

The purpose of liquidity management is to ensure that there are sufficient cash flows to satisfy demands for credit, deposit withdrawals and our other needs. Traditional sources of liquidity include asset maturities and growth in core deposits. A company may achieve its desired liquidity objectives from the management of assets and liabilities and through funds provided by operations. Funds invested in short-term marketable instruments and the continuous maturing of other earning assets are sources of liquidity from the asset perspective. The liability base provides sources of liquidity through deposit growth, the maturity structure of liabilities and accessibility to market sources of funds.

Scheduled loan payments are a relatively stable source of funds, but loan payoffs and deposit flows fluctuate significantly, being influenced by interest rates and general economic conditions and competition. We attempt to price deposits to meet asset/liability objectives consistent with local market conditions.

Our liquidity and capital resources are monitored on a periodic basis by management, state and federal regulatory authorities. As determined under guidelines established by regulatory authorities and internal policy, our liquidity ratio of 13.00% at December 31, 2004 was considered satisfactory.

At December 31, 2004, we had loan commitments outstanding of $17.2 million. Because these commitments generally have fixed expiration dates and many will expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. If needed, we have the ability on a short-term basis to borrow and purchase federal funds from other financial institutions. At December 31, 2004, we had an arrangement with a commercial bank for short-term advances of $3,000,000, in addition to $10,000,000 which is available to us, subject to available collateral, in the form of Federal Home Loan Bank advances.

At December 31, 2004, our capital ratios were considered adequate based on regulatory minimum capital requirements. Our stockholders' equity increased by $1.1 million due to net income in 2004 of $968,000; to a decrease in the fair value of securities available-for-sale, net of tax, in the amount of $136,000; and to several of our directors and a key employee exercising stock options granted to them, which contributed $280,000. For regulatory purposes, net unrealized gains and losses on securities available-for-sale are excluded in the computation of the capital ratios.

The primary source of funds available to Forsyth Bancshares, Inc. is the payment of dividends by the Bank. Banking regulations limit the amount of the dividends that may be paid without prior approval of the Bank's regulatory agency. Currently, the Bank could pay $506,000 in dividends without regulatory approval. Another source of funds is the stock options granted to the directors and employees. Options for 33,000 shares were exercised in 2004, raising $280,000 in additional capital for Forsyth Bancshares, Inc. Directors and employees have remaining options to purchase 121,700 shares.

The minimum capital requirements to be considered well capitalized under prompt corrective action provisions and the actual capital ratios on a consolidated basis and for the Bank as of December 31, 2004 are as follows:

                                           Actual
                            ------------------------------------
                                                    Regulatory
                            Consolidated    Bank   Requirements
                            -------------  ------  -------------
Leverage capital ratio          10.36%      8.58%       5.00%
Risk-based capital ratios:
    Core capital                12.11%     10.05%       6.00%
    Total capital               13.21%     11.17%      10.00%

These ratios may decline as asset growth continues, but are expected to continue to exceed the regulatory minimum requirements. Anticipated future earnings will assist in keeping these ratios at satisfactory levels.

We believe that our liquidity and capital resources are adequate and will meet our foreseeable short and long-term needs. We anticipate that we will have sufficient funds available to meet current loan commitments and to fund or refinance, on a timely basis, our other material commitments and liabilities.

In March 2004, the Directors of the Company approved a transfer of land held by the Company to the bank as a capital infusion. The land was transferred at a
value  of  $237,467.   The  land, located in

Cherokee County, is the site of the bank's new Free Home branch which opened in November 2004. The Directors also approved increasing the Company's investment in the bank by $1 million. These two transfers to the bank will increase the bank's capital and allow it to continue to grow for the foreseeable future while maintaining its well capitalized status.

Effects  of  Inflation
----------------------

The impact of inflation on banks differs from its impact on non-financial institutions. Banks, as financial intermediaries, have assets that are primarily monetary in nature and that tend to fluctuate in concert with inflation. A bank can reduce the impact of inflation if it can manage its rate sensitivity gap. This gap represents the difference between rate sensitive assets and rate sensitive liabilities. We, through our executive committee, attempt to structure the assets and liabilities and manage the rate sensitivity gap, thereby seeking to minimize the potential effects of inflation. For information on the management of our interest rate sensitive assets and liabilities, see "Asset/Liability Management".

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

The  following  is  a  summary  of  our  operations  for  the  years  indicated.

                            Years Ended     December 31,
                                2004            2003
                               (Dollars in Thousands)
Interest income            $        6,592  $        5,999

Interest expense                    1,756           1,738
                           --------------  --------------
Net interest income                 4,836           4,261

Provision for loan losses             266             201

Other income                          845             962

Other expenses                      3,923           3,722
                           --------------  --------------

Pretax income                       1,492           1,300

Income taxes                          524             458
                           --------------  --------------

Net income                 $          968  $          842
                           ==============  ==============

Net Interest Income
-------------------

Our results of operations are determined by our ability to manage interest income and expense effectively, to minimize loan and investment losses, to generate non-interest income, and to control operating expenses. Because interest rates are determined by market forces and economic conditions beyond our control, our ability to generate net interest income depends on our ability to obtain an adequate net interest spread between the rate we pay on interest-bearing liabilities and the rate we earn on interest-earning assets.

Our net yield on average interest-earning assets was 4.24% in 2004 and 4.23% 2003. Average interest-earning assets increased by $13.3 million. The largest component of this increase was due to average loans increasing by of $14.2 million. Average interest-bearing liabilities increased by $10.5 million with average money market deposits accounting for the majority of this increase. The rate earned on average interest-earning assets decreased to 5.78% in 2004 from 5.95% in 2003. The rate paid on average interest-bearing liabilities decreased to 1.87% in 2004 from 2.09% in 2003. The decrease in the rate earned on average interest-earning assets is due primarily to the decrease in yield on loans and investment securities. Increasing competition and loans with higher rates maturing resulted in lower rates on loans. The yield on investment securities decreased due to securities called and sold. The decrease in the rates paid on our interest-bearing liabilities is due to deposits with higher rates being repriced upon maturity at a lower rate.

Provision for Loan Losses
-------------------------

The provision for loan losses was $266,000 in 2004 as compared to $201,000 in 2003. The increase in the provision for loan losses is due to the increase in the loan portfolio as net loan charge offs decreased slightly to $29,000 in 2004 compared to $53,000 in 2003. As of December 31, 2004, we had nonperforming loans and assets of $319,000 as compared to $12,000 at December 31, 2003. Based upon our evaluation of the loan portfolio, we believe the allowance for loan losses to be adequate to absorb losses on existing loans that may become uncollectible. Our evaluation considers significant factors relative to the credit risk and loss exposure in the loan portfolio including past due and classified loans, historical experience, underlying collateral values and current economic conditions that may affect the borrower's ability to repay. The allowance for loan losses is evaluated by segmenting the loan portfolio into unclassified and classified loans. An allowance percentage is applied to the unclassified loans to establish a general allowance for loan losses. The allowance percentage determined is based upon our experience specifically and the historical experience of the banking industry generally. The classified loans, including impaired loans, are analyzed individually in order to establish a specific allowance for loan losses. The total of these allowances are compared to the minimum allowance level range in accordance with internal policy, (1.20% to 1.30% of total loans outstanding), with the greater amount being recorded as the allowance for loan losses. The allowance for loan losses as a percentage of total loans at December 31, 2004 was 1.23% as compared to 1.25% at December 31, 2003.


Other Income
------------

Other income consists of service charges on deposit accounts, mortgage loan origination fees, other miscellaneous revenues and fees, and gains and losses on securities transactions. Other income was $845,000 in 2004 as compared to $962,000 in 2003. The decrease of $117,000 is due primarily to decreased mortgage loan origination fees of $170,000, increased service charges on deposit accounts of $16,000, increased net realized gains on sales of securities of $15,000, increased net customer service fees of $22,000 and decreased credit life insurance income of $13,000. The decrease in mortgage origination fees is due to the increase in mortgage rates in 2004 causing a decline in mortgage refinancing. The credit life decrease was due to a one time credit in 2003 for a correction from the credit life company to the Bank.

Other Expenses
--------------

Other expense for 2004 consists of salaries and employee benefits ($2.2 million), equipment and occupancy expenses ($511,000), and other operating expenses ($1.2 million). Salaries and employee benefits increased by $74,000 due to annual salary increases, the hiring of an additional staff for our new branch and offset by decreased commissions paid to our mortgage originator. Equipment and occupancy expenses remained stable, increasing by $2,000. Other operating expenses increased by $125,000 due to increased data processing fees of $61,000, increased advertising expenses of $6,000, decreased legal fees of $11,000, increased telephone expense of $16,000, increased insurance, taxes and assessments of $14,000, write down of other real estate owned of $36,000, increased expenses associated with other real estate owned of $11,000 and decreased other operating expenses of $9,000. In 2003, other operating expense included $38,000 for the lease payout to Bank of America for the old Main Office Facility. The other increases are normal and are a reflection of our overall growth.

Income Tax
----------

We recognized income tax expense of $524,000 in 2004 as compared to $458,000 in 2003. The increase was due to higher pretax income in 2004. The effective tax rate was 35% for 2004 and 2003.

Management is not aware of any other known trends, events or uncertainties, other than those discussed above, that will have or that are reasonably likely to have a material effect on our liquidity, capital resources or operations. Management is also not aware of any current recommendations by the regulatory authorities that, if they were implemented, would have such an effect.

Asset/Liability Management
--------------------------

Our objective is to manage assets and liabilities to provide a satisfactory, consistent level of profitability within the framework of established cash, loan, investment, borrowing and capital policies. Specific officers are charged with the responsibility for monitoring policies and procedures designed to ensure acceptable composition of the asset/liability mix. Management's overall philosophy is to support asset growth primarily through growth of core deposits of all categories made by local individuals, partnerships and corporations.

Our asset/liability mix is monitored on a regular basis with a report reflecting the interest rate-sensitive assets and interest rate-sensitive liabilities being prepared and presented to the Bank's Executive Committee on a quarterly basis. The objective of this policy is to monitor interest rate-sensitive assets and liabilities so as to minimize the impact of substantial movements in interest rates on earnings. An asset or liability is considered to be interest rate-sensitive if it will reprice or mature within the time period analyzed, usually one year or less. The interest rate-sensitivity gap is the difference between the interest-earning assets and interest-bearing liabilities scheduled to mature or reprice within such time period. A gap is considered positive when the amount of interest rate-sensitive assets exceeds the amount of interest rate-sensitive liabilities. A gap is considered negative when the amount of interest rate-sensitive liabilities exceeds the interest rate-sensitive assets. During a period of rising interest rates, a negative gap would tend to affect net interest income adversely, while a positive gap would tend to result in an increase in net interest income. Conversely, during a period of falling interest rates, a negative gap would tend to result in an increase in net interest income, while a positive gap would tend to affect net interest income adversely. If our assets and liabilities were equally flexible and moved concurrently, the impact of any increase or decrease in interest rates on net interest income would be minimal.

A simple interest rate "gap" analysis by itself may not be an accurate indicator of how net interest income will be affected by changes in interest rates.
Accordingly, we also evaluate how the repayment of particular assets and liabilities is impacted by changes in interest rates. Income associated with interest-earning assets and costs associated with interest-bearing liabilities may not be affected uniformly by changes in interest rates. In addition, the magnitude and duration of changes in interest rates may have a significant impact on net interest income. For example, although certain assets and liabilities may have similar maturities or periods of repricing, they may react in different degrees to changes in market interest rates. Interest rates on certain types of assets and liabilities fluctuate in advance of changes in general market rates, while interest rates on other types may lag behind changes in general market rates. In addition, certain assets, such as adjustable rate mortgage loans, have features (generally referred to as "interest rate caps and floors") that limit changes in interest rates. Prepayment and early withdrawal levels also could deviate significantly from those assumed in calculating the interest rate gap. The ability of many borrowers to service their debts also may decrease during periods of rising interest rates.

Changes in interest rates also affect our liquidity position. We currently price deposits in response to market rates and it is management's intention to continue this policy. If deposits are not priced in response to market rates, a loss of deposits could occur that would negatively affect our liquidity position.

At December 31, 2004, our cumulative one-year interest rate-sensitivity gap ratio was 68%. Our targeted ratio is 80% to 120% in this time horizon. This indicates that our interest-bearing liabilities will reprice during this period at a rate faster than our interest-earning assets. We are currently not within our targeted parameters due primarily to 87% of certificates of deposit repricing within a one-year time frame as opposed to 51% of loans and securities repricing within a one-year time frame and a $12.6 million increase in interest-bearing checking. The ratio in the one-year time frame is significantly impacted by the classification of all interest bearing demand deposits as immediately rate sensitive for purposes of this analysis. It is our belief that competitive market rates are being paid for certificates of deposit and as long as the rates remain competitive, liquidity, while not assured, should not be adversely affected.

The following table sets forth the distribution of the repricing of our interest-earning assets and interest-bearing liabilities as of December 31, 2004, the interest rate-sensitivity gap, the cumulative interest rate-sensitivity gap, the interest rate-sensitivity gap ratio and the cumulative interest rate-sensitivity gap ratio. The table also sets forth the time periods in which interest-earning assets and interest-bearing liabilities will mature or may reprice in accordance with their contractual terms. However, the table does not necessarily indicate the impact of general interest rate movements on the net interest margin as the repricing of various categories of assets and liabilities is subject to competitive pressures and the needs of our customers. In addition, various assets and liabilities indicated as repricing within the same period may in fact, reprice at different times within such period and at different rates.

                                                                  After
                                                                   One
                                                  After Three   Year but
                                       Within     Months but     Within
                                        Three     Within One      Five     After Five
                                       Months        Year         Years       Years         Total
                                                         (Dollars in Thousands)
Interest-earning assets:
  Interest-bearing deposits in
    banks                             $    270   $              $          $            $         270
  Federal funds sold                     6,090                                                  6,090
  Securities                               712            623       8,197        8,702         18,234
  Loans                                 43,335         17,684      38,870        3,753        103,642
                                      ---------  -------------  ---------  -----------  -------------
                                        50,407         18,307      47,067       12,455        128,236
                                      ---------  -------------  ---------  -----------  -------------

Interest-bearing liabilities:
  Interest-bearing demand
    deposits                            60,076                                                 60,076
  Savings                                1,797                                                  1,797
  Certificates, less than $100,000       4,775          9,627       2,872                      17,274
  Certificates, $100,000 and over        5,579         18,817       3,075                      27,471
  Other borrowing                          510                                                    510
                                      ---------  -------------  ---------  -----------  -------------
                                        72,737         28,444       5,947            0        107,128
                                      ---------  -------------  ---------  -----------  -------------

Interest rate sensitivity gap         $(22,330)  $    (10,137)  $  41,120  $    12,455  $      21,108
                                      =========  =============  =========  ===========  =============
Cumulative interest rate
    sensitivity gap                   $(22,330)  $    (32,467)  $   8,653  $    21,108
                                      =========  =============  =========  ===========
Interest rate sensitivity gap ratio       0.69           0.64        7.91            -
                                      =========  =============  =========  ===========

Cumulative interest rate
    sensitivity gap ratio                 0.69           0.68        1.08         1.20
                                      =========  =============  =========  ===========

               SELECTED FINANCIAL INFORMATION AND STATISTICAL DATA

The tables and schedules on the following pages set forth certain significant financial information and statistical data with respect to: the distribution of our assets, liabilities and stockholders' equity, the interest rates we experience; our investment portfolio; our loan portfolio, including types of loans, maturities, and sensitivities of loans to changes in interest rates and information on nonperforming loans; summary of the loan loss experience and allowance for loan losses; types of deposits and the return on equity and assets.

                    DISTRIBUTION OF ASSETS, LIABILITIES, AND
                              STOCKHOLDERS' EQUITY:
                    INTEREST RATES AND INTEREST DIFFERENTIALS

AVERAGE  BALANCES

The condensed average balance sheet for the years indicated is presented below.(1)

                                                          Years Ended
                                                          December 31,
                                                       2004          2003
                                                     (Dollars in Thousands)
ASSETS
Cash and due from banks                            $      2,464   $    2,322
Taxable securities                                       18,040       18,940
Nontaxable securities                                     1,354        1,356
Interest-bearing deposits in banks                          270          220
Securities valuation account                                183          382
Federal funds sold                                        4,343        4,421
Loans (2)                                                90,134       75,874
Allowance for loan losses                                (1,097)        (942)
Other assets                                              7,813        6,189
                                                   -------------  -----------
      Total assets                                 $    123,504   $  108,762
                                                   =============  ===========

Total interest-earning assets                      $    114,141   $  100,811
                                                   =============  ===========
      LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
   Non-interest bearing                            $     15,941   $   12,936
   Interest-bearing demand                               48,393       35,530
   Savings                                                1,682        1,537
   Time                                                  43,119       46,046
                                                   -------------  -----------
      Total deposits                                    109,135       96,049
Other borrowing                                             501          248
Other liabilities                                           283          152
                                                   -------------  -----------
      Total liabilities                                 109,919       96,449
Stockholders' equity                                     13,585       12,313
                                                   -------------  -----------
      Total liabilities and stockholders' equity   $    123,504   $  108,762
                                                   =============  ===========

Total interest-bearing liabilities                 $     93,695   $   83,361
                                                   =============  ===========

(1) For each category, average balances were determined using the daily average balances during the year.

(2) Non-accrual loans of $23,000 and $52,000 were included in average loans for 2004 and 2003, respectively.

INTEREST INCOME AND INTEREST EXPENSE

The following tables set forth the amount of interest income and interest expense for each category of interest-earning assets and interest-bearing liabilities and the average interest rate for total interest-earning assets and total interest-bearing liabilities, net interest spread and net yield on average interest-earning assets.

                                                       Years Ended December 31,
                                                      2004                 2003
                                                          Average              Average
                                               Interest     Rate    Interest     Rate
                                                      (Dollars in Thousands)
INTEREST INCOME:
   Interest and fees on loans (1)              $   5,849     6.49%  $   5,168     6.81%
   Interest on taxable securities                    618     3.42         719     3.80
   Interest on nontaxable securities (2)              57     4.25          58     4.28
   Interest on deposits in banks                      10     3.58           9     4.09
   Interest on federal funds sold                     58     1.34          45     1.02
                                               ---------            ---------
      Total interest income                        6,592     5.78       5,999     5.95
                                               ---------            ---------

INTEREST EXPENSE:
   Interest on interest-bearing demand
      deposits                                       696     1.44         388     1.09
   Interest on savings deposits                        5     0.28           8     0.52
   Interest on time deposits                       1,051     2.44       1,339     2.92
   Interest on other borrowing                         4     0.89           3     1.08
                                               ---------            ---------
      Total interest expense                       1,756     1.87       1,738     2.09
                                               ---------            ---------

NET INTEREST INCOME                            $   4,836            $   4,261
                                               =========            =========
Net interest spread                                          3.91%                3.86%
                                                          ========             ========
Net yield on average interest-earning assets                 4.24%                4.23%
                                                          ========             ========


(1) Interest and fees on loans includes $533,000 and $466,000 of loan fee income for the years ended December 31, 2004 and 2003, respectively. There was no interest income recognized on nonaccrual loans during 2004 or 2003.

(2) Average rates on nontaxable securities have not been presented on a tax equivalent basis.

RATE AND VOLUME ANALYSIS

The following table describes the extent to which changes in interest rates and changes in volume of interest-earning assets and interest-bearing liabilities have affected our interest income and expense during the year indicated. For each category of interest-earning assets and interest-bearing liabilities, information is provided on changes attributable to (1) change in volume (change in volume multiplied by old rate); (2) change in rate (change in rate multiplied by old volume); and (3) a combination of change in rate and change in volume. The changes in interest income and interest expense attributable to both volume and rate have been allocated proportionately on a consistent basis to the change due to volume and the change due to rate.

                                                      Year Ended December 31,
                                                           2004 vs. 2003
                                                          Changes Due To:
                                                      Rate     Volume       Net
                                                       (Dollars in Thousands)
Increase (decrease) in:
   Income from interest-earning assets:
      Interest and fees on loans                    $  (254)  $    935   $     681
      Interest on taxable securities                    (68)       (33)       (101)
      Interest on nontaxable securities                  (1)         -          (1)
      Interest on deposits in banks                      (1)         2           1
      Interest on Federal funds sold                     14         (1)         13
                                                    --------  ---------  ----------
         Total interest income                         (310)       903         593
                                                    --------  ---------  ----------

   Expense from interest-bearing liabilities:
      Interest on interest-bearing demand deposits      144        164         308
      Interest on savings deposits                       (4)         1          (3)
      Interest on time deposits                        (213)       (75)       (288)
      Interest  on other borrowing                        -          1           1
                                                    --------  ---------  ----------
         Total interest expense                         (73)        91          18
                                                    --------  ---------  ----------

         Net interest income                        $  (237)  $    812   $     575
                                                    ========  =========  ==========

                              INVESTMENT PORTFOLIO

TYPES OF INVESTMENTS

The carrying amounts of securities at the dates indicated are summarized as follows:

                                       December 31,
                                    2004         2003
                                (Dollars in   Thousands)
U.S. Government agencies        $      6,704  $    10,557
State and municipal securities         1,146        1,423
Corporate securities                   1,088        3,941
Mortgage-backed securities             9,055        8,786
                                ------------  -----------
                                $     17,993  $    24,707
                                ============  ===========

MATURITIES

The amounts of debt securities, including the weighted average yield in each category as of December 31, 2004 are shown in the following table according to contractual maturity classifications (1) one year or less, (2) after one through five years, (3) after five through ten years and (4) after ten years.

                                                       After one through      After five through
                                One year   or less        five years              ten years
                                 Amount    Yield(1)   Amount     Yield(1)     Amount     Yield(1)
U. S. Government agencies       $       0         -% $   6,704       3.23%  $        0          -%
State and municipal securities        432      3.83        209       4.15          290        4.20
Corporate securities                    0         -      1,088       5.29            0           -
Mortgage-backed securities              0         -          0          -            0           -
                                ---------            ---------              ----------
                                $     432      3.83  $   8,001       3.53   $      290        4.20
                                =========            =========              ==========

                                   After ten years           Total
                                 Amount     Yield(1)   Amount     Yield(1)
U. S. Government agencies       $       0        - %  $   6,704      3.23%
State and municipal securities        215      4.75       1,146      4.15
Corporate securities                    0         -       1,088      5.29
Mortgage-backed securities          9,055      3.83       9,055      3.83
                                ---------             ---------
                                $   9,270      3.85   $  17,993      3.71
                                =========             =========

(1) The weighted average yields were computed using coupon interest, adding discount accretion or subtracting premium amortization, as appropriate, on a ratable basis over the life of each security.

                                 LOAN PORTFOLIO

TYPES OF LOANS

The amounts of loans outstanding at the indicated dates are shown in the following table according to the type of loan.

                                              December 31,
                                          2004          2003
                                       (Dollars in   Thousands)
Commercial                            $     12,131   $    9,807
Real estate-construction                    27,722       24,751
Real estate-mortgage                        56,791       41,291
Consumer installment loans and other         6,998        7,105
                                      -------------  -----------
                                           103,642       82,954
Less allowance for loan losses              (1,270)      (1,033)
                                      -------------  -----------
    Net loans                         $    102,372   $   81,921
                                      =============  ===========

MATURITIES AND SENSITIVITIES OF LOANS TO CHANGES IN INTEREST RATES

Total loans as of December 31, 2004 are shown in the following table according to contractual maturity classifications (1) one year or less, (2) after one through five years, and (3) after five years.

                              (Dollars in Thousands)
Commercial
   One year or less              $         8,124
   After one through five years            3,961
   After five years                           46
                                 ---------------
                                          12,131
                                 ---------------

Construction
   One year or less                       21,137
   After one through five years            6,577
   After five years                            8
                                 ---------------
                                          27,722
                                 ---------------

Other
   One year or less                       18,477
   After one through five years           41,062
   After five years                        4,250
                                 ---------------
                                          63,789
                                 ---------------

                                 $       103,642
                                 ===============

The following table summarizes loans at December 31, 2004 with the due dates after one year that have predetermined and floating or adjustable interest rates.

                                          (Dollars in Thousands)

         Predetermined interest rates           $    44,525
         Floating or adjustable interest rates       11,379
                                                -----------
                                                $    55,904
                                                ===========

RISK  ELEMENTS

Information with respect to nonaccrual, past due, restructured and other problem loans at December 31, 2004 and 2003 is as follows:

                                                                 December 31,
                                                              2004          2003
                                                            (Dollars in Thousands)
Nonaccrual loans                                          $           0  $        12
Loans contractually past due ninety days or more as to
  interest or principal payments and still accruing                   0            0
Restructured loans                                                    0            0
Potential problem loans                                               0          353
Interest income that would have been recorded on
  nonaccrual and restructured loans under original terms              0            1
Interest income that was recorded on nonaccrual and
  restructured loans                                                  0            0

Potential problems loans are defined as loans about which we have serious doubts as to the ability of the borrower to comply with the present loan repayment terms and which may cause the loan to be placed on nonaccrual status, to become past due more than ninety days, or to be restructured.

Our policy is to discontinue the accrual of interest income when, in the opinion of management, collection of interest becomes doubtful. This status is accorded interest when (1) there is a significant deterioration in the financial condition of the borrower and full repayment of principal and interest is not expected and (2) the principal or interest is more than ninety days past due, unless the loan is both well-secured and in the process of collection.

Loans that are classified for regulatory purposes as loss, doubtful, substandard, or special mention that have not been included in the table above do not represent or result from trends or uncertainties that management reasonably expects will materially impact future operating results, liquidity, or capital resources. These classified loans do not represent material credits about which management is aware of any information that causes management to have serious doubts as to the ability of such borrowers to comply with the loan repayment terms.

                         SUMMARY OF LOAN LOSS EXPERIENCE

The following table summarizes average loan balances for the year determined using the daily average balances during the year; changes in the allowance for loan losses arising from loans charged off; recoveries on loans previously charged off; additions to the allowance which have been charged to operating expense; and the ratio of net charge-offs during the year to average loans.

                                                              Years Ended December 31,
                                                               2004            2003
                                                              (Dollars in Thousands)
Average amount of loans outstanding                        $     90,134   $      75,874
                                                           =============  ==============
Balance of allowance for loan losses at beginning of year  $      1,033   $         885
                                                           -------------  --------------
Loans charged off
   Commercial and financial                                          (8)            (20)
   Real estate mortgage                                               -               -
   Installment                                                      (30)            (45)
                                                           -------------  --------------
                                                                    (38)            (65)
                                                           -------------  --------------

Loans recovered
   Commercial and financial                                           4               -
   Real estate mortgage                                               -               -
   Installment                                                        4              12
                                                           -------------  --------------
                                                                      8              12
                                                           -------------  --------------

Net charge-offs                                                     (30)            (53)
                                                           -------------  --------------

Additions to allowance charged to operating expense
   during year                                                      266             201
                                                           -------------  --------------

Balance of allowance for loan losses at end of year        $      1,269   $       1,033
                                                           =============  ==============

Ratio of net loans charged off during the year to average
   loans outstanding                                               0.03%           0.07%
                                                           =============  ==============

ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is maintained at a level that is deemed appropriate by management to adequately cover all known and inherent risks in the loan portfolio. Our evaluation of the loan portfolio includes a periodic review of loan loss experience, current economic conditions that may affect the borrower's ability to pay and the underlying collateral value of the loans.

As of December 31, 2004 and 2003, the allocation of our allowance for loan losses does not specifically correspond to the categories of loans listed below. Based on our best estimate, the allocation of the allowance for loan losses to types of loans, as of the indicated dates, is as follows:

                                         December 31, 2004         December 31, 2003
                                                   Percent of               Percent of
                                                 loans in each            loans in each
                                                  category to              category to
                                       Amount     total loans    Amount    total loans
                                                 (Dollars in Thousands)
Commercial                            $     149          11.70%  $   118          11.82%
Real estate - construction                  335          26.75       293          29.84
Real estate - mortgage                      693          54.80       536          49.78
Consumer installment loans and other         92           6.75        86           8.56
                                      ---------  --------------  -------  --------------
                                          1,269         100.00%    1,033         100.00%
                                      =========  ==============  =======  ==============

                                    DEPOSITS

Average amount of deposits and average rates paid thereon, classified as to noninterest-bearing demand deposits, interest-bearing demand deposits, savings deposits, and time deposits are presented below. (1)

                                                 Years Ended December 31,
                                               2004                    2003
                                        Amount        Percent     Amount   Percent
                                                 (Dollars in Thousands)
Noninterest-bearing demand deposits  $     15,941             -%  $12,936        -%
Interest-bearing demand deposits           48,393           1.44   35,530      1.09
Savings deposits                            1,682           0.28    1,537      0.52
Time deposits                              43,119           2.44   46,046      2.92
                                     ------------                 -------
                                     $    109,135                 $96,049
                                     ============                 =======

(1) Average balances were determined using the daily average balances during the year.

The amounts of time certificates of deposit issued in amounts of $100,000 or more as of December 31, 2004 are shown below by category, which is based on time remaining until maturity of (1) three months or less, (2) over three through six months, (3) over six through twelve months, and (4) over twelve months.

                                   (Dollars in Thousands)
     Three months or less               $    5,579
     Over three through six months          11,747
     Over six through twelve months          7,070
     Over twelve months                      3,075
                                        ----------
                                        $   27,471
                                        ==========

                    RETURN ON ASSETS AND STOCKHOLDERS' EQUITY

The following rate of return information for the years indicated is presented below.

                                      Years Ended December 31,
                                        2004          2003
     Return on assets (1)               0.78%          0.77%
     Return on equity (2)               7.13           6.84
     Dividend payout ratio (3)             -              -
     Equity to assets ratio (4)        11.00          11.32

(1)  Net  income  divided  by  average  total  assets.
(2)  Net  income  divided  by  average  equity.
(3) Dividends declared per share of common stock divided by net income per share.
(4)  Average  equity  divided  by  average  total  assets.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS
FORSYTH BANCSHARES, INC.
CUMMING, GEORGIA


          We have audited the accompanying consolidated balance sheets of FORSYTH BANCSHARES, INC. AND SUBSIDIARY as of December 31, 2004 and 2003, and the related consolidated statements of income, comprehensive income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


          In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Forsyth Bancshares, Inc. and subsidiary as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ MAULDIN & JENKINS, LLC


Atlanta, Georgia
February 4, 2005

                                    FORSYTH BANCSHARES, INC.
                                         AND SUBSIDIARY

                                  CONSOLIDATED BALANCE SHEETS
                                   DECEMBER 31, 2004 AND 2003


                          ASSETS                                         2004          2003
                                                                     ------------  ------------
Cash and due from banks                                              $  1,472,848  $  3,616,575
Interest-bearing deposits in banks                                        270,398       224,265
Federal funds sold                                                      6,090,000     4,467,000
Securities available for sale                                          17,993,341    24,707,332
Restricted equity securities, at cost                                     240,900       277,400

Loans                                                                 103,642,049    82,953,909
Less allowance for loan losses                                          1,269,646     1,032,855
                                                                     ------------  ------------
          Loans, net                                                  102,372,403    81,921,054

Premises and equipment                                                  7,431,152     5,323,670
Other assets                                                            1,325,043       812,007
                                                                     ------------  ------------

          TOTAL ASSETS                                               $137,196,085  $121,349,303
                                                                     ============  ============

              LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits:
    Noninterest-bearing                                              $ 15,783,176  $ 13,736,834
    Interest-bearing                                                  106,617,877    93,987,602
                                                                     ------------  ------------
          Total deposits                                              122,401,053   107,724,436
Securities sold under repurchase agreements                               509,639       416,396
Other liabilities                                                         285,949       336,920
                                                                     ------------  ------------
          TOTAL LIABILITIES                                           123,196,641   108,477,752
                                                                     ------------  ------------

Commitments and contingencies

Stockholders' equity:
    Common stock, no par value; 10,000,000 shares authorized;
       1,858,000 and 1,825,000 issued and outstanding, respectively    10,194,326     9,897,936
    Retained earnings                                                   3,775,139     2,807,148
    Accumulated other comprehensive income                                 29,979       166,467
                                                                     ------------  ------------
          TOTAL STOCKHOLDERS' EQUITY                                   13,999,444    12,871,551
                                                                     ------------  ------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $137,196,085  $121,349,303
                                                                     ============  ============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                               FORSYTH BANCSHARES, INC.
                                    AND SUBSIDIARY

                           CONSOLIDATED STATEMENTS OF INCOME
                        YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                   2004        2003
                                                                ----------  ----------
INTEREST INCOME:
  Loans, including fees                                         $5,849,440  $5,168,262
  Taxable securities                                               617,620     718,716
  Nontaxable securities                                             57,505      57,677
  Deposits in banks                                                  9,672       9,150
  Federal funds sold                                                58,108      45,469
                                                                ----------  ----------
    TOTAL INTEREST INCOME                                        6,592,345   5,999,274
                                                                ----------  ----------

INTEREST EXPENSE:
  Deposits                                                       1,752,053   1,735,194
  Other borrowings                                                   4,444       2,685
                                                                ----------  ----------
    TOTAL INTEREST EXPENSE                                       1,756,497   1,737,879
                                                                ----------  ----------

    NET INTEREST INCOME                                          4,835,848   4,261,395
PROVISION FOR LOAN LOSSES                                          266,335     201,100
                                                                ----------  ----------
    NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          4,569,513   4,060,295
                                                                ----------  ----------

OTHER INCOME:
  Service charges on deposit accounts                              284,430     267,686
  Mortgage origination fees                                        455,380     625,774
  Other operating income                                            79,592      57,118
  Net realized gains on sales of securities available for sale      26,048      10,916
                                                                ----------  ----------
    TOTAL OTHER INCOME                                             845,450     961,494
                                                                ----------  ----------

OTHER EXPENSES:
  Salaries and employee benefits                                 2,183,506   2,109,302
  Equipment and occupancy expenses                                 511,444     509,774
  Other operating expenses                                       1,228,115   1,102,900
                                                                ----------  ----------
    TOTAL OTHER EXPENSES                                         3,923,065   3,721,976
                                                                ----------  ----------

    INCOME BEFORE INCOME TAXES                                   1,491,898   1,299,813

INCOME TAX EXPENSE                                                 523,907     457,678
                                                                ----------  ----------

      NET INCOME                                                $  967,991  $  842,135
                                                                ==========  ==========
BASIC EARNINGS PER SHARE                                        $     0.52  $     0.47
                                                                ==========  ==========
DILUTED EARNINGS PER SHARE                                      $     0.52  $     0.47
                                                                ==========  ==========

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                 FORSYTH BANCSHARES, INC.
                                      AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                          YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                       2004        2003
                                                                    ----------  ----------

NET INCOME                                                          $ 967,991   $ 842,135
                                                                    ----------  ----------

OTHER COMPREHENSIVE LOSS:

  Unrealized losses on securities available for sale:

    Unrealized holding losses arising during period,
     net of tax benefits of $(73,756) and $(116,106), respectively   (120,338)   (189,431)

    Reclassification adjustment for gains realized
     in net income, net of  tax of $9,898 and $4,148,
     respectively                                                     (16,150)     (6,768)
                                                                    ----------  ----------

OTHER COMPREHENSIVE LOSS                                             (136,488)   (196,199)
                                                                    ----------  ----------

COMPREHENSIVE INCOME                                                $ 831,503   $ 645,936
                                                                    ==========  ==========


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                       FORSYTH BANCSHARES, INC.
                                            AND SUBSIDIARY

                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                YEARS ENDED DECEMBER 31, 2004 AND 2003


                                   COMMON STOCK                        ACCUMULATED
                               ----------------------                     OTHER           TOTAL
                                           AT AMOUNT     RETAINED     COMPREHENSIVE    STOCKHOLDERS'
                                SHARES      PAID-IN      EARNINGS        INCOME           EQUITY
                               ---------  -----------  ------------  ---------------  ---------------
BALANCE, DECEMBER 31, 2002     1,775,000  $ 9,447,841    41,965,013  $      362,666   $   11,775,520
    Net income                         -            -       842,135               -          842,135
    Exercise of stock options     50,000      425,000             -               -          425,000
    Tax benefit from exercise
       of stock options                -       25,095             -               -           25,095
    Other comprehensive loss           -            -             -        (196,199)        (196,199)
                               ---------  -----------  ------------  ---------------  ---------------
BALANCE, DECEMBER 31, 2003     1,825,000  $ 9,897,936  $  2,807,148  $      166,467   $   12,871,551
    Net income                         -            -       967,991               -          967,991
    Exercise of stock options     33,000      280,330             -               -          280,330
    Tax benefit from exercise
       of stock options                -       16,060             -               -           16,060
    Other comprehensive loss           -            -             -        (136,488)        (136,488)
                               ---------  -----------  ------------  ---------------  ---------------
BALANCE, DECEMBER 31, 2004     1,858,000  $10,194,326  $  3,775,139  $       29,979   $   13,999,444
                               =========  ===========  ============  ===============  ===============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                  FORSYTH BANCSHARES, INC.
                                       AND SUBSIDIARY

                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                           YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                   2004           2003
                                                               -------------  -------------
OPERATING ACTIVITIES
  Net income                                                   $    967,991   $    842,135
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation                                                    320,579        319,044
    Provision for loan losses                                       266,335        201,100
    Deferred income taxes                                           (20,226)        (5,807)
    Gain on sales of securities available for sale                  (26,048)       (10,916)
    Write down of other real estate owned                            36,892              -
    Gain on sale of equipment                                        (4,583)             -
    (Increase) decrease in interest receivable                      (57,930)         6,858
    Increase (decrease)  in interest payable                         44,590        (58,798)
    Net other operating activities                                  (92,950)       (36,771)
                                                               -------------  -------------

     Net cash provided by operating activities                    1,434,650      1,256,845
                                                               -------------  -------------

INVESTING ACTIVITIES
  Net increase in interest-bearing deposits in banks                (46,133)       (10,206)
  Purchases of securities available for sale                     (7,467,491)   (19,828,453)
  Proceeds from maturities of securities available for sale       5,331,767      8,507,562
  Proceeds from sales of securities available for sale            8,655,622      5,020,393
  Proceeds from maturities of securities held to maturity                 -         31,643
  Redemption (purchases) of restricted equity securities             36,500        (71,500)
  Net increase in federal funds sold                             (1,623,000)    (1,006,000)
  Net increase in loans                                         (21,070,854)   (12,460,943)
  Purchase of premises and equipment                             (2,455,258)      (320,610)
  Proceeds from sale of premises and equipment                       10,280         12,000
                                                               -------------  -------------

     Net cash used in investing activities                      (18,628,567)   (20,126,114)
                                                               -------------  -------------

FINANCING ACTIVITIES
  Net increase in deposits                                       14,676,617     19,758,036
  Net increase in securities sold under repurchase agreements        93,243        399,961
  Proceeds from exercise of stock options                           280,330        425,000
                                                               -------------  -------------
    Net cash provided by financing activities                    15,050,190     20,582,997
                                                               -------------  -------------
Net increase (decrease) in cash and due from banks               (2,143,727)     1,713,728
                                                               -------------  -------------

Cash and due from banks at beginning of year                      3,616,575      1,902,847
                                                               -------------  -------------

Cash and due from banks at end of year                         $  1,472,848   $  3,616,575
                                                               =============  =============

                            FORSYTH BANCSHARES, INC.
                                 AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                 2004        2003
                                              ----------  ----------
SUPPLEMENTAL DISCLOSURES
    Cash paid for:
        Interest                              $1,711,907  $1,796,677

        Income taxes                          $  650,392  $  413,682



SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                            FORSYTH BANCSHARES, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF BUSINESS

            Forsyth Bancshares, Inc. (the "Company") is a bank holding company whose principal activity is the ownership and management of its wholly-owned subsidiary, The Citizens Bank of Forsyth County, (the "Bank"). The Bank is a commercial bank located in Cumming, Forsyth County, Georgia. The Bank provides a full range of banking services in its primary market area of Forsyth County and surrounding counties.

          BASIS  OF  PRESENTATION  AND  ACCOUNTING  ESTIMATES

            The consolidated financial statements include the accounts of the Company and its subsidiary. Significant intercompany transactions and balances have been eliminated in consolidation.

            In preparing the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, deferred taxes, foreclosed real estate and contingent assets and liabilities. The determination of the adequacy of the allowance for loan losses is based on estimates that are susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans and the valuation of foreclosed real estate, management obtains independent appraisals for significant collateral.

          CASH, DUE FROM BANKS AND CASH FLOWS

            For purposes of reporting cash flows, cash and due from banks include cash on hand, cash items in process of collection and amounts due from banks. Cash flows from loans, federal funds sold, interest-bearing deposits in banks, deposits, and securities sold under repurchase agreements are reported net.

            The Bank is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank, based on a percentage of deposits. The total of those reserve balances was approximately $ 580,000 and $570,000 at December 31, 2004 and 2003, respectively.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          SECURITIES

            Debt securities that management has the positive intent and ability to hold to maturity are classified as held to maturity and recorded at amortized cost. Securities not classified as held to maturity are classified as available for sale and recorded at fair value with unrealized gains and losses excluded from earnings and reported in other comprehensive income, net of related deferred tax effect. Restricted equity securities without a readily determinable fair value are recorded at cost.

            The amortization of premiums and accretion of discounts are recognized in interest income using methods approximating the interest method over the life of the securities. Realized gains and losses, determined on the basis of the cost of specific securities sold, are included in earnings on the settlement date. Declines in the fair value of held to maturity and available for sale securities below their cost that are deemed to be other than temporary are reflected in earnings as realized losses.

            In estimating other-than-temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

          LOANS

            Loans are reported at their outstanding principal balances less the allowance for loan losses. Interest income is accrued on the outstanding principal balance.

            Nonrefundable loan fees and certain direct loan origination costs are deferred and recognized in income over the life of the loans using a method which approximates a level yield.

            The accrual of interest on loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due, unless the loan is well-secured. All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income, unless management believes that the accrued interest is recoverable through the liquidation of collateral. Interest income on nonaccrual loans is recognized on the cash-basis or cost-recovery method, until the loans are returned to accrual status. Loans are returned to accrual status when all the principal and interest amounts are brought current and future payments are reasonably assured.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          LOANS (CONTINUED)

            A loan is considered impaired when it is probable, based on current information and events, the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans are measured by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent. The amount of impairment, if any, and any subsequent changes are included in the allowance for loan losses. Interest on accruing impaired loans is recognized as long as such loans do not meet the criteria for nonaccrual status.

          ALLOWANCE  FOR  LOAN  LOSSES

            The allowance for loan losses is established through a provision for loan losses charged to expense. Loan losses are charged against the allowance when management believes the collectibility of the principal is unlikely. Subsequent recoveries, if any, are credited to the allowance.

            The allowance is an amount that management believes will be adequate to absorb estimated losses relating to specifically identified loans as well as probable credit losses inherent in the balance of the loan portfolio based on an evaluation of the collectibility of existing loans and prior loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, concentrations and current economic conditions that may affect the borrower's ability to pay. This evaluation does not include the effects of expected losses on specific loans or groups of loans that are related to future events or expected changes in economic conditions. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses and may require the Bank to make additions to the allowance based on their judgment about information available to them at the time of their examinations.

            The allowance consists of specific, general and unallocated components. The specific component relates to loans that are classified as either doubtful, substandard or special mention. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors. An unallocated component is maintained to cover uncertainties that could affect management's estimate of probable losses. The unallocated component of the allowance reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          PREMISES AND EQUIPMENT

            Land is carried at cost. Premises and equipment are carried at cost less accumulated depreciation. Depreciation is computed principally by the straight-line method over the following estimated useful lives of the assets:

                  Buildings                  40 years
                  Furniture and equipment    2 - 7 years


          OTHER REAL ESTATE OWNED

            Other real estate owned represents properties acquired through or in lieu of loan foreclosure and is initially recorded at the lower of cost or fair value less estimated costs to sell. Any write-down to fair value at the time of transfer to other real estate owned is charged to the allowance for loan losses. Costs of improvements are capitalized, whereas costs relating to holding other real estate owned and subsequent adjustments to the value are expensed. The Company had other real estate owned of $319,000 and $0 at December 31, 2004 and 2003, respectively.

          INCOME TAXES

            Deferred income tax assets and liabilities are determined using the balance sheet method. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the temporary differences between the book and tax bases of the various balance sheet assets and liabilities and gives current recognition to changes in tax rates and laws.

          STOCK-BASED  COMPENSATION

            At December 31, 2004, the Company has two stock-based employee compensation plans, which are described more fully in Note 8. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. No stock-based employee compensation cost is reflected in net income, as all options granted under those plans had an exercise price equal to the market value of the underlying stock on the date of grant. The following table illustrates the effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          STOCK-BASED COMPENSATION (CONTINUED)

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                           2004          2003
                                                       ------------  -------------
Net income, as reported                                $    967,991  $     842,135
Deduct: Total stock-based employee compensation
    expense determined under fair value based
    method for all awards, net of related tax effects         6,104         13,125
                                                       ------------  -------------
Pro forma net income                                   $    961,887  $     829,010
                                                       ============  =============
Earnings per share:
  Basic - as reported                                  $        052  $        0.47
                                                       ============  =============
  Basic - pro forma                                    $       0.52  $        0.46
                                                       ============  =============
  Diluted - as reported                                $       0.52  $        0.47
                                                       ============  =============
  Diluted - pro forma                                  $       0.51  $        0.46
                                                       ============  =============

          EARNINGS PER SHARE

            Basic earnings per share are computed by dividing net income by the weighted-average number of shares of common stock outstanding. Diluted earnings per share are computed by dividing net income by the sum of the weighted-average number of shares of common stock outstanding and potential common shares. Potential common shares consist of stock options.

          COMPREHENSIVE INCOME

            Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities such as unrealized gains and losses on available for sale securities are reported as a separate component of the equity section of the balance sheet, such items along with net income are components of comprehensive income.

          RECENT ACCOUNTING STANDARDS

            In  December  2004,  the  FASB  published Statement No. 123 (revised
            2004), "Share-Based Payment" ("FAS 123(R)" or the "Statement"). FAS 123(R) requires that the compensation cost relating to share-based payment transactions, including grants of employee stock options, be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. FAS 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. FAS 123(R) is a replacement of FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related interpretive guidance (APB 25).

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          RECENT ACCOUNTING STANDARDS (CONTINUED)

            The effect of the Statement will be to require entities to measure the cost of employee services received in exchange for stock options based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award. FAS 123(R) permits entities to use any option-pricing model that meets the fair value objective in the Statement.

            The Company will be required to apply FAS 123(R) as of the beginning of its first interim period that begins after December 15, 2005, which will be the year ending December 31, 2006.

            FAS 123(R) allows two methods for determining the effects of the transition: the modified prospective transition method and the modified retrospective method of transition. Under the modified prospective transition method, an entity would use the fair value based accounting method for all employee awards granted, modified, or settled after the effective date. As of the effective date, compensation cost related to the nonvested portion of awards outstanding as of that date would be based on the grant-date fair value of those awards as calculated under the original provisions of Statement No. 123; that is, an entity would not remeasure the grant-date fair value estimate of the unvested portion of awards granted prior to the effective date. An entity will have the further option to either apply the Statement to only the quarters in the period of adoption and subsequent periods, or apply the Statement to all quarters in the fiscal year of adoption. Under the modified retrospective method of transition, an entity would revise its previously issued financial statements to recognize employee compensation cost for prior periods presented in accordance with the original provisions of Statement No. 123.

            Although it has not yet completed its study of the transition methods, the Company believes it will elect the modified prospective transition method. Under this method, the Company estimates that the adoption of FAS 123(R) will require the Company to record approximately $37,000 of stock compensation expense in the year ended December 31, 2006 related to employee options issued and outstanding at December 31, 2004. The impact of this Statement on the Company in fiscal 2006 and beyond will depend upon various factors, among them being our future compensation strategy. The pro forma compensation costs presented in the table above and in prior filings for the Company have been calculated using a Black-Scholes option pricing model and may not be indicative of amounts which should be expected in future years. No decisions have been made as to which option-pricing model is most appropriate for the Company for future awards.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

          RECENT  ACCOUNTING  STANDARDS  (CONTINUED)

            In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51", and on December 24, 2003, the FASB issued FASB
            Interpretation No. 46 (Revised December 2003), "Consolidation of Variable Interest Entities" which replaced FIN 46. The interpretation addresses consolidation by business enterprises of variable interest entities. A variable interest entity is defined as an entity subject to consolidation according to the provisions of the interpretation. The revised interpretation provided for special effective dates for entities that had fully or partially applied the original interpretation as of December 24, 2003. Otherwise, application of the interpretation is required in financial statements of public entities that have interests in special-purpose entities, or SPEs, for periods ending after December 15, 2003. Application by public entities, other than small business issuers, for all other types of variable interest entities (i.e., non-SPEs) is required in financial statements for periods ending after March 15, 2004. Application by small business issuers to variable interest entities other than SPEs is required at various dates in 2004 and 2005. The interpretations did not have a material effect on the Company's financial condition or results of operations.

NOTE 2.   SECURITIES

          The amortized cost and fair value of securities are summarized as follows:

                                                  GROSS        GROSS
                                   AMORTIZED   UNREALIZED    UNREALIZED      FAIR
                                     COST         GAINS        LOSSES        VALUE
                                  -----------  -----------  ------------  -----------
SECURITIES AVAILABLE FOR SALE
  DECEMBER 31, 2004:
  U.S. GOVERNMENT AND AGENCY
    SECURITIES                    $ 6,726,592  $         -  $   (22,267)  $ 6,704,325
  STATE AND MUNICIPAL SECURITIES    1,102,308       43,992            -     1,146,300
  CORPORATE SECURITIES              1,053,738       34,262            -     1,088,000
  MORTGAGE-BACKED SECURITIES        9,062,349       24,755      (32,388)    9,054,716
                                  -----------  -----------  ------------  -----------
                                  $17,944,987  $   103,009  $   (54,655)  $17,993,341
                                  ===========  ===========  ============  ===========

  December 31, 2003:
  U.S. Government and agency
    securities                    $10,497,785  $    59,377  $         -   $10,557,162
  State and municipal securities    1,354,274       69,095            -     1,423,369
  Corporate securities              3,807,125      133,441            -     3,940,566
  Mortgage-backed securities        8,779,653       45,857      (39,275)    8,786,235
                                  -----------  -----------  ------------  -----------
                                  $24,438,837  $   307,770  $   (39,275)  $24,707,332
                                  ===========  ===========  ============  ===========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          In 2003, the FASB Emerging Issues Task Force released Issue 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to
          Certain Investments. The issue requires disclosure of certain information about other than temporary impairments in the market value of securities. The market value of securities is based on quoted market values and is significantly affected by the interest rate environment. At December 31, 2004, all unrealized losses in the securities portfolio were for debt securities. From the December 31, 2004 tables above, eleven out of seventeen securities purchased from U.S. Government agencies and Government sponsored corporations, including mortgage-backed securities, contained unrealized losses. The amortized cost and fair value of these securities at December 31, 2004 was $12,593,043 and $12,484,387, respectively. All but one security with an unrealized loss at December 31, 2004 have been in a continuous unrealized loss position for less than twelve months. These unrealized losses are considered temporary because of acceptable investment grades on each security and the repayment sources of principal and interest are government backed.

          The following summarizes securities in an unrealized loss position as of December 31, 2004:

                          Less than 12 Months      12 Months or More              Total
                      -------------------------  ----------------------  -------------------------
                         Fair       Unrealized     Fair     Unrealized      Fair       Unrealized
                         Value        Losses      Value       Losses        Value        Losses
                      -----------  ------------  --------  ------------  -----------  ------------
U.S. Government and
   agency securities  $ 6,704,325  $   (22,267)  $      -  $         -   $ 6,704,325  $   (22,267)
Mortgage-backed
   securities           5,217,400      (30,727)   562,662       (1,661)    5,780,062      (32,388)
                      -----------  ------------  --------  ------------  -----------  ------------
                      $11,921,725  $   (52,994)  $562,662  $    (1,661)  $12,484,387  $   (54,655)
                      ===========  ============  ========  ============  ===========  ============

          At December 31, 2003, all unrealized losses in the securities portfolio were for debt securities. From the December 31, 2003 table above, four out of twenty nine securities purchased from U.S. Government agencies and Government sponsored corporations, including mortgage-backed securities, contained unrealized losses. The amortized cost and fair value of these securities at December 31, 2003 was $5,185,552 and $5,146,277, respectively. All securities with an unrealized loss at December 31, 2003 have been in a continuous unrealized loss position for less than twelve months.

          Securities with a carrying value of $11,325,584 and $5,663,001 were pledged at December 31, 2004 and 2003, respectively, to secure public deposits and for other purposes required or permitted by law.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          The amortized cost and fair value of securities available for sale as of December 31, 2004 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                              SECURITIES AVAILABLE FOR SALE
                                            ---------------------------------
                                               AMORTIZED           FAIR
                                                 COST              VALUE
                                            --------------  -----------------
          Due within one year               $      427,308  $         431,579
          Due from one to five years             7,980,330          8,001,165
          Due from five to ten years               275,000            290,171
          Due after ten years                      200,000            215,710
          Mortgage-backed securities             9,062,349          9,054,716
                                            --------------  -----------------
                                            $   17,944,987  $      17,993,341
                                            ==============  =================

          Gross gains and losses on sales of securities available for sale consist of the following:

                                             YEARS ENDED DECEMBER 31,
                                          -----------------------------
                                              2004            2003
                                          -------------  --------------
          Gross gains                     $     45,125   $      31,980
          Gross losses                         (19,077)        (21,064)
                                          -------------  --------------
          Net realized gains              $     26,048   $      10,916
                                          =============  ==============

NOTE 3.   LOANS

          The  composition  of  loans  is  summarized  as  follows:

                                                           DECEMBER 31,
                                                   ---------------------------
                                                       2004           2003
                                                   -------------  ------------
          Commercial, financial, and agricultural  $ 12,131,309   $ 9,807,000
          Real estate - construction                 27,722,034    24,751,000
          Real estate - mortgage                     56,790,553    41,291,000
          Consumer installment and other              6,998,153     7,104,909
                                                   -------------  ------------
                                                    103,642,049    82,953,909
          Allowance for loan losses                  (1,269,646)   (1,032,855)
                                                   -------------  ------------
          Loans, net                               $102,372,403   $81,921,054
                                                   =============  ============

          Changes in the allowance for loan losses are as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                        -----------------------------
                                                            2004            2003
                                                        -------------  --------------
          Balance, beginning of year                    $  1,032,855   $     885,266
            Provision for loan losses                        266,335         201,100
            Loans charged off                                (37,665)        (65,220)
            Recoveries of loans previously charged off         8,121          11,709
                                                        -------------  --------------
          Balance, end of year                          $  1,269,646   $   1,032,855
                                                        =============  ==============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          The total recorded investment in impaired loans, consisting solely of loans on nonaccrual status, was $0 and $11,956 at December 31, 2004 and 2003, respectively. There were no impaired loans that had related allowances determined in accordance with SFAS No. 114, Accounting by Creditors for Impairment of a Loan, at December 31, 2004 and 2003. The average recorded investment in impaired loans for 2004 and 2003 was $22,978 and $51,926, respectively. Interest income recognized for cash payments received on impaired loans was not material for the years ended December 31, 2004 and 2003. There were no loans past due ninety days or more and still accruing interest at December 31, 2004 and 2003.

          In the ordinary course of business, the Company has granted loans to certain related parties, including directors, executive officers, and their affiliates. The interest rates on these loans were substantially the same as rates prevailing at the time of the transaction and repayment terms are customary for the type of loan. Changes in related party loans for the year ended December 31, 2004 are as follows:

          Balance, beginning of year                      $ 6,459,979
            Advances                                        9,073,042
            Repayments                                     (5,413,111)
                                                          ------------
          Balance, end of year                            $10,119,910
                                                          ============

NOTE 4.   PREMISES AND EQUIPMENT

          Premises and equipment are summarized as follows:

                                                                       DECEMBER 31,
                                                                -------------------------
                                                                    2004         2003
                                                                ------------  -----------
          Land                                                  $ 2,709,774   $1,791,652
                                                                ------------  -----------
          Buildings                                               4,111,442    2,958,378
          Equipment                                               1,845,814    1,499,130
          Construction and equipment installation in progress,
             estimated cost to complete, $14,000                      6,857       53,534
                                                                ------------  -----------
                                                                  8,673,887    6,302,694
          Accumulated depreciation                               (1,242,735)    (979,024)
                                                                ------------  -----------
                                                                $ 7,431,152   $5,323,670
                                                                ============  ===========

          Through November 2002, the Company operated out of leased main office and operational center facilities. In 2003, the Company paid the lessor $37,986 for the release of the main office lease contract. Total rental expense, including the release fee, amounted to $62,060 for the year ending December 31, 2003. The Company had no rental expense for 2004.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5.   DEPOSITS

          The aggregate amount of time deposits in denominations of $100,000 or more at December 31, 2004 and 2003 was $27,471,498 and $19,057,577,
          respectively. The scheduled maturities of time deposits at December 31, 2004 are as follows:

            2005                                   $38,797,628
            2006                                     2,272,126
            2007                                       431,768
            2008                                    3,232,794
            2009                                        10,406
                                                   -----------
                                                   $44,744,722
                                                   ===========


          Overdraft demand deposits reclassified to loans totaled $38,101 and $11,611 at December 31, 2004 and 2003, respectively.

          The Company had deposits from directors, executive officers and their affiliates totaling $7,179,385 at December 31, 2004.

NOTE 6.   SECURITIES  SOLD  UNDER  REPURCHASE  AGREEMENTS

          Securities sold under repurchase agreements, which are secured borrowings, generally mature within one to four days from the transaction date. Securities sold under repurchase agreements are reflected at the amount of cash received in connection with the transactions. The Company may be required to provide additional collateral based on the fair value of the underlying securities. The Company monitors the fair value of the underlying securities. Securities sold under repurchase agreements at December 31, 2004 and 2003 were $509,639 and $416,396, respectively.


NOTE 7.   EMPLOYEE  BENEFIT  PLAN

          The Company has a 401-K profit sharing plan available to all eligible employees, subject to certain minimum age and service requirements. Contributions charged to expense were $33,318 and $36,377 for the years ended December 31, 2004 and 2003, respectively.


NOTE 8.   STOCK-BASED  COMPENSATION

          The Company has an incentive plan that provides for the issuance of stock options to key employees. The Company has reserved 160,000 shares of common stock for this purpose. The options are granted at the fair value of the Company's common stock on the date of grant and expire in ten years from the date of grant. In 2004, 32,500 options were granted to key employees that vest over a period of five years. No options were granted to employees in 2003.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          The Company granted 3,000 stock options in 2003 to a certain director of the Company. The options were granted at the fair value of the Company's common stock on the date of grant and expire in ten years from the date of grant. These options vested on the date of grant. No options were granted to directors in 2004.

          Other  pertinent  information  related  to  the options is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                              ------------------------------------------
                                                      2004                 2003
                                              --------------------  --------------------
                                                        WEIGHTED-             Weighted-
                                                         AVERAGE               Average
                                                         EXERCISE              Exercise
                                               NUMBER     PRICE      Number     Price
                                              --------  ----------  --------  ----------
          Outstanding at beginning of year    127,000   $     8.47  174,000   $     8.48
            Granted                            32,500        12.26    3,000         8.50
            Exercised                         (33,000)        8.49  (50,000)        8.50
            Terminated                         (4,800)        8.33        -            -
                                              --------              --------
          Outstanding at end of year          121,700         9.48  127,000         8.47
                                              ========              ========

          Options exercisable at end of year   78,100         8.48  107,400         8.49
                                              ========              ========

          Weighted-average fair value of
            options granted during the year      4.23                  2.63

          Information pertaining to options outstanding at December 31, 2004 is as follows:

                                        OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                            ----------------------------------------  ------------------------
                                          WEIGHTED-
                                           AVERAGE                                  WEIGHTED-
                                          REMAINING      WEIGHTED-                   AVERAGE
             RANGE OF         NUMBER     CONTRACTUAL      AVERAGE        NUMBER      EXERCISE
          EXERCISE PRICES   OUTSTANDING     LIFE      EXERCISE PRICE   EXERCISABLE    PRICE
          ----------------  -----------  -----------  ---------------  -----------  ----------

          8.33-$14.00          121,700    8.5 years  $          9.48       78,100  $     8.48


          The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                             YEARS ENDED DECEMBER 31,
                                           --------------  ------------
                                                2004           2003
                                           --------------  ------------
             Dividend yield                            0%            0%
             Expected life                       10 years       9 years
             Expected volatility                    0.01%         0.01%
             Risk-free interest rate                4.31%         4.27%

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9.   INCOME TAXES

          Income tax expense consists of the following:

                                              YEARS ENDED DECEMBER 31,
                                            -----------------------------
                                                2004            2003
                                            -------------  --------------
          Current                           $    544,133   $     463,485
          Deferred                               (20,226)         (5,807)
                                            -------------  --------------
              Income tax expense            $    523,907   $     457,678
                                            =============  ==============

          The Company's income tax expense differs from the amounts computed by applying the federal income tax statutory rates to income before income taxes. A reconciliation of the differences is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                  -----------------------------
                                                      2004            2003
                                                  -------------  --------------
          Income taxes at statutory federal rate  $    507,245   $     441,937
             Nontaxable interest                       (18,199)        (18,190)
             State income taxes                         34,251          33,016
             Other items, net                              610             915
                                                  -------------  --------------
          Income tax expense                      $    523,907   $     457,678
                                                  =============  ==============

          The components of deferred income taxes are as follows:

                                               DECEMBER 31,
                                            ------------------
                                              2004      2003
                                            --------  --------
          Deferred tax assets:
             Loan loss reserves             $440,984  $355,718
             Other                             9,069     8,642
                                            --------  --------
                                             450,053   364,360
                                            --------  --------
          Deferred tax liabilities:
             Securities available for sale    18,374   102,025
             Depreciation                    155,945    90,478
                                            --------  --------
                                             174,319   192,503
                                            --------  --------

          Net deferred tax assets           $275,734  $171,857
                                            ========  ========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 10.  EARNINGS PER SHARE

          Presented below is a summary of the components used to calculate basic and diluted earnings per common share.

                                                  YEARS ENDED DECEMBER 31,
                                                ---------------------------
                                                    2004          2003
                                                ------------  -------------
Basic Earnings  Per Share:
  Weighted average common shares outstanding       1,846,475      1,806,390
                                                ============  =============

  Net income                                    $    967,991  $     842,135
                                                ============  =============

  Basic earnings  per share                     $       0.52  $        0.47
                                                ============  =============

Diluted Earnings Per Share:
  Weighted average common shares outstanding       1,846,475      1,806,390
  Net effect of the assumed exercise of stock
    options based on the treasury stock method
    using average market prices for the year          21,722            490
                                                ------------  -------------
  Total weighted average common shares and
    common stock equivalents outstanding           1,868,197      1,806,880
                                                ============  =============

  Net income                                    $    967,991  $     842,135
                                                ============  =============

  Diluted earnings per share                    $       0.52  $        0.47
                                                ============  =============

NOTE 11.  COMMITMENTS AND CONTINGENCIES

          LOAN COMMITMENTS

            The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. They involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amount recognized in the balance sheets. The majority of all commitments to extend credit and standby letters of credit are variable rate instruments.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          LOAN COMMITMENTS (CONTINUED)

            The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. A summary of the Company's commitments is as follows:

                                                                 DECEMBER 31,
                                                           ------------------------
                                                              2004         2003
                                                           -----------  -----------
            Commitments to extend credit                   $16,647,839  $14,321,075
            Financial standby letters of credit                575,865      168,275
                                                           -----------  -----------
                                                           $17,223,704  $14,489,350
                                                           ===========  ===========

            Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the party. Collateral held varies, but may include accounts receivable, inventory, property and equipment, residential real estate and income-producing commercial properties.

            Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Collateral held varies as specified above and is required in instances which the Company deems necessary.

            At December 31, 2004 and 2003, the carrying amount of liabilities related to the Company's obligation to perform under financial standby letters of credit was insignificant. The Company has not been required to perform on any financial standby letters of credit, and the Company has not incurred any losses on financial standby letters of credit for the years ended December 31, 2004 and 2003.

          CONTINGENCIES

            In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Company's financial statements.

          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 12.  CONCENTRATIONS OF CREDIT

          The Company originates primarily commercial, commercial real estate, residential real estate, and consumer loans to customers in Forsyth County and surrounding counties. The ability of the majority of the Company's customers to honor their contractual loan obligations is dependent on the economy in these areas.

          Eighty-one percent of the Company's loan portfolio is concentrated in loans secured by real estate, of which a substantial portion is secured by real estate in the Company's primary market area. Accordingly, the ultimate collectibility of the loan portfolio is susceptible to changes in market conditions in the Company's primary market area. The other significant concentrations of credit by type of loan are set forth in Note 3.

          The Company, as a matter of policy, does not generally extend credit to any single borrower or group of related borrowers in excess of 25% of statutory capital, or approximately $2,375,000.


NOTE 13.  REGULATORY MATTERS

          The Bank is subject to certain restrictions on the amount of dividends that may be declared without prior regulatory approval. At December 31, 2004, approximately $506,000 of retained earnings were available for dividend declaration without regulatory approval in 2004.

          The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Bank must meet specific capital guidelines that involve quantitative measures of the Company's and Bank's assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios of Total and Tier I capital to risk-weighted assets, as defined, and of Tier I capital to average assets, as defined. Management believes, as of December 31, 2004 and 2003, the Company and the Bank met all capital adequacy requirements to which they are subject.

          As of December 31, 2004, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum Total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed the Bank's category. Prompt corrective provisions are not applicable to bank holding companies. The Company and Bank's actual capital amounts and ratios are presented in the following table:

                                                                                   TO BE WELL
                                                             FOR CAPITAL       CAPITALIZED UNDER
                                                               ADEQUACY        PROMPT CORRECTIVE
                                             ACTUAL            PURPSOSE        ACTION PROVISIONS
                                         ----------------  ----------------  ----------------------
                                         AMOUNT    RATIO   AMOUNT    RATIO     AMOUNT      RATIO
                                         -------  -------  -------  -------  ----------  ----------
                                                        (DOLLARS IN THOUSANDS)
                                         ----------------------------------------------------------
DECEMBER 31, 2004:
TOTAL CAPITAL TO RISK WEIGHTED ASSETS:
     CONSOLIDATED                        $15,238   13.21%  $ 9,229       8%  $      N/A  N/A
     BANK                                $12,700   11.17%  $ 9,099       8%  $   11,374         10%
TIER I CAPITAL TO RISK WEIGHTED ASSETS:
     CONSOLIDATED                        $13,969   12.11%  $ 4,615       4%  $      N/A  N/A
     BANK                                $11,431   10.05%  $ 4,550       4%  $    6,824          6%
TIER I CAPITAL TO AVERAGE ASSETS:
     CONSOLIDATED                        $13,969   10.36%  $ 5,392       4%  $      N/A  N/A
     BANK                                $11,431    8.58%  $ 5,327       4%  $    6,659          5%

December 31, 2003:

Total Capital to Risk Weighted Assets:
     Consolidated                        $13,738  $14.48%  $ 7,593       8%  $      N/A  N/A
     Bank                                $10,212  $10.87%  $ 7,513       8%  $    9,391         10%
Tier I Capital to Risk Weighted Assets:
     Consolidated                        $12,705  $13.39%  $ 3,757       4%  $      N/A  N/A
     Bank                                $ 9,179    9.77%  $ 3,757       4%  $    5,635          6%
Tier I Capital to Average Assets:
     Consolidated                        $12,705   10.64%  $ 4,739       4%  $      N/A  N/A
     Bank                                $ 9,179    7.75%  $ 4,739       4%  $    5,923          5%

          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

          The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Company's various financial instruments. In cases where quoted market prices are not available, fair value is based on discounted cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. SFAS No. 107, Disclosures about Fair Values of Financial Instruments, excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Company.

          The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

          CASH, DUE FROM BANKS, INTEREST-BEARING DEPOSITS IN BANKS AND FEDERAL FUNDS SOLD: The carrying amounts of cash, due from banks, interest-bearing deposits in banks and federal funds sold approximate fair values.

          SECURITIES: Fair values for securities are based on available quoted market prices. The carrying values of equity securities with no readily determinable fair value approximates fair value.

          LOANS: The carrying amount of variable-rate loans that reprice frequently and have no significant change in credit risk approximates fair value. The fair value of fixed-rate loans is estimated based on discounted contractual cash flows, using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality. The fair value of impaired loans is estimated based on discounted contractual cash flows or underlying collateral values, where applicable.

          DEPOSITS: The carrying amount of demand deposits, savings deposits, and variable-rate certificates of deposit approximates fair value. The fair value of fixed-rate certificates of deposit is estimated based on discounted contractual cash flows using interest rates currently being offered for certificates of similar maturities.

          SECURITIES SOLD UNDER REPURCHASE AGREEMENTS: The carrying amounts of securities sold under repurchase agreements approximate their fair values.

          ACCRUED INTEREST: The carrying amounts of accrued interest approximate their fair values.

          OFF-BALANCE SHEET INSTRUMENTS: The carrying amount of commitments to extend credit and standby letters of credit approximates fair value. The carrying amount of the off-balance sheet financial instruments is based on fees charged to enter into such agreements.

          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          The carrying amount and estimated fair value of the Company's financial instruments were as follows:

                                       DECEMBER 31, 2004          December 31, 2003
                                   --------------------------  --------------------------
                                     CARRYING        FAIR        Carrying        Fair
                                      AMOUNT        VALUE         Amount        Value
                                   ------------  ------------  ------------  ------------
Financial assets:
  Cash, due from banks, interest-
    bearing deposits in banks,
    and federal funds sold         $  7,833,246  $  7,833,246  $  8,307,840  $  8,307,840
  Securities available for sale      17,993,341    17,993,341    24,707,332    24,707,332
  Restricted equity securities          240,900       240,900       277,400       277,400
  Loans                             102,372,403   103,295,000    81,921,054    83,798,000
  Accrued interest receivable           630,367       630,367       572,437       572,437

Financial liabilities:
  Deposits                          122,401,053   122,474,000   107,724,436   107,369,390
  Securities sold under
    repurchase agreements               509,639       509,639       416,396       416,396
  Accrued interest payable              197,564       197,564       152,974       152,974


NOTE 15.  SUPPLEMENTAL FINANCIAL DATA

          Components of other operating expenses in excess of 1% of revenue are as follows:

                                         YEARS ENDED DECEMBER 31,
                                       ---------------------------
                                           2004          2003
                                       ------------  -------------
          Director fees                $    103,325  $      99,025
          Professional fees                 171,938        155,392
          Data processing                   335,113        274,074
          Office supplies                    97,256         85,907

          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 16.  PARENT COMPANY FINANCIAL INFORMATION

          The following information presents the condensed balance sheets, statements of income, and cash flows of Forsyth Bancshares, Inc. as of and for the years ended December 31, 2004 and 2003:

                            CONDENSED BALANCE SHEETS


                                                     2004          2003
                                                 ------------  ------------
ASSETS
  Cash                                           $   867,981   $ 2,506,610
  Investment in subsidiary                        11,460,971     9,346,021
  Premises and equipment                           1,626,565       945,910
  Other assets                                        43,927        73,010
                                                 ------------  ------------

      TOTAL ASSETS                               $13,999,444   $12,871,551
                                                 ============  ============
STOCKHOLDERS' EQUITY                             $13,999,444   $12,871,551
                                                 ============  ============

                         CONDENSED STATEMENTS OF INCOME

                                                     2004          2003
                                                 ------------  ------------

INCOME:
   Interest income                               $     8,671   $    29,310
                                                 ------------  ------------

EXPENSES:
   Depreciation                                            -        22,788
   Other expenses                                     82,517       133,633
                                                 ------------  ------------
                                                      82,517       156,421
                                                 ------------  ------------

     LOSS BEFORE INCOME TAX BENEFITS
       AND EQUITY IN UNDISTRIBUTED INCOME
       OF SUBSIDIARY                                 (73,846)     (127,111)

   INCOME TAX BENEFITS                               (27,866)      (47,967)
                                                 ------------  ------------

     LOSS BEFORE EQUITY IN UNDISTRIBUTED
       INCOME OF SUBSIDIARY                          (45,980)      (79,144)

   EQUITY IN UNDISTRIBUTED INCOME OF SUBSIDIARY    1,013,971       921,279
                                                 ------------  ------------

     NET INCOME                                  $   967,991   $   842,135
                                                 ============  ============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                         CONDENSED STATEMENTS OF CASH FLOWS


                                                               2004         2003
                                                           ------------  -----------
OPERATING ACTIVITIES
  Net income                                               $   967,991   $  842,135
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Depreciation                                                     -       22,788
    Equity in undistributed income of subsidiary            (1,013,971)    (921,279)
    Net other operating activities                              45,143      (22,683)
                                                           ------------  -----------

      NET CASH USED IN OPERATING ACTIVITIES                       (837)     (79,039)
                                                           ------------  -----------

INVESTING ACTIVITIES
  Purchase of premises and equipment                          (918,122)     (10,000)
  Investment in bank subsidiary                             (1,000,000)           -
  Proceeds from sale of premises and equipment                       -       12,000
                                                           ------------  -----------

      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES   (1,918,122)       2,000
                                                           ------------  -----------

FINANCING ACTIVITIES
  Proceeds from exercise of stock options                      280,330      425,000
                                                           ------------  -----------

      NET CASH PROVIDED BY FINANCING ACTIVITIES                280,330      425,000
                                                           ------------  -----------

Net increase(decrease) in cash                              (1,638,629)     347,961

Cash at beginning of year                                    2,506,610    2,158,649
                                                           ------------  -----------

Cash at end of year                                        $   867,981   $2,506,610
                                                           ============  ===========

                                                                  PRELIMINARY
                                      PROXY                           COPY
                            FORSYTH BANCSHARES, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby constitutes and appoints Timothy M. Perry and Timothy D. Foreman, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of Forsyth Bancshares, Inc. ("Forsyth Bancshares"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders (the "Special Meeting") to be held on [meeting date], 2005, at our main office located at 651 Veterans
Memorial Boulevard in Cumming, Georgia at [time] local time, and at any adjournment or postponement thereof upon the proposal described in the Proxy Statement and the Notice of Special Meeting of Shareholders dated [__________], 2005, the receipt of which is acknowledged in the manner specified below.

     1. To vote on the Articles of Amendment providing for the Reclassification of each share of Forsyth Bancshares common stock held by record holders of 1,000 or fewer shares into one share of Series A Preferred Stock.

          FOR  [ ]                 AGAINST  [ ]                 ABSTAIN  [ ]

     2. In the discretion of the proxies on such other matters that are unknown to Forsyth Bancshares' board of directors as of a reasonable time prior to the date of this solicitation and are properly brought before the Special Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS THAT ARE UNKNOWN TO FORSYTH BANCSHARES' BOARD OF DIRECTORS AS OF A REASONABLE TIME PRIOR TO THE DATE OF THE SOLICITATION AND ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

Please sign this proxy exactly as your name appears herein. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:          , 2005
      ----------                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature if held jointly


      THIS PROXY IS SOLICITED BY FORSYTH BANCSHARES' BOARD OF DIRECTORS AND
                      MAY BE REVOKED PRIOR TO ITS EXERCISE.


      Optional: I _____do _____ do not plan to attend the Special Meeting.